                                                               FILE NO. 33-88632



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                     POST-EFFECTIVE AMENDMENT NO. 3

                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

                              ------------------

A.   Exact name of trust:
                          COLONIAL SEPARATE ACCOUNT D

B.   Name of depositor:

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
          (formerly THE COLONIAL LIFE INSURANCE COMPANY OF AMERICA)

C.   Complete address of depositor's principal executive offices:
                               One Granite Place
                               Concord, NH 03301

D.   Name and complete address of agent for service:

                            Ronald R. Angarella
                                   President
                         Chubb Securities Corporation
                               One Granite Place
                               Concord, NH 03301

                                  Copies to:

                             Charlene Grant, Esq.

                     Chubb Colonial Life Insurance Company
                               One Granite Place
                               Concord, NH 03301

                              Joan E. Boros, Esq.
                             Katten Muchin & Zavis
                      1025 Thomas Jefferson Street, N.W.
                             East Lobby, Suite 700

                            Washington, D.C. 20007


                              ------------------

It is proposed that this filing will become effective (check appropriate box)
 [_] immediately upon filing pursuant to paragraph (b)
 [X] on May 1, 1997 pursuant to paragraph (b)
 [_] 60 days after filing pursuant to paragraph (a)(i)
 [_] on (date) pursuant to paragraph (a)(i) of rule (485)
 [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.   Title and amount of securities being registered:

       Units of Interest in the Separate Account under Group Flexible Premium Variable Life Insurance and Group Joint and Last Survivor Flexible Premium Variable Life Insurance Policies.

F. Proposed maximum offering price to the public of the securities being registered:

       Registration of Indefinite Amount of Securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G.   Amount of filing fee:

       An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the initial Form S-6 Registration Statement. A Pursuant to paragraph (b)(2) the issuer need not file a Rule 24f-2 Notice because it did not sell any securities pursuant to such declarations during the fiscal year ended December 31, 1996.

H.   Approximate date of proposed public offering:

       As soon as practicable after the effective date of this Registration Statement.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(B) under the Investment Company Act of 1940, with respect to the policies described in the Prospectus.

                      RECONCILIATION AND TIE BETWEEN ITEMS

                        IN FORM N-8B-2 AND THE PROSPECTUS


Item No. of
-----------
Form N-8B-2                            Caption of Prospectus
----------- --------------------------------------------------------------------------------
 1......    Cover Page
 2......    Cover Page
 3......    Not Applicable
 4......    Distribution of the Group Policies and Certificates
 5......    Chubb Colonial Life Insurance Company; Colonial Separate Account D
 6......    Colonial Separate Account D
 7......    Not Required
 8......    Not Required
 9......    Legal Proceedings
10......    Summary, Colonial Separate Account D; The Group Policies and Certificates;
            Certificate Benefits and Rights; Calculation of Accumulation Value; Cash
            Value Benefits; Other Matters; Federal Tax Matters
11......    Colonial Separate Account D, JPM Series Trust II
12......    JPM Series Trust II; Distribution of Group Policies and the Certificates
13......    JPM Series Trust II; General; Charges and Deductions; Optional Insurance
            Benefits; Distribution of the Group Policies and Certificate
14......    The Group Policies and Certificates
15......    The Group Policies and Certificates
16......    Colonial Separate Account D, JPM Series Trust II
17......    Transfers; Telephone Transfers and Reallocations; Certificate Lapse;
            Reinstatement; Certificate "Free Look", Optional Insurance Benefits; Cash
            Value Benefits
18......    Colonial Separate Account D
19......    Annual Report; Confirmation
20......    Not Applicable
21......    Certificate Loans
22......    Colonial Separate Account D; Telephone Transfers, Loans and Reallocations
23......    Management of Chubb Colonial
24......    Not Applicable
25......    Chubb Colonial Life Insurance Company
26......    Not Applicable
27......    Chubb Colonial Life Insurance Company
28......    Chubb Colonial Life Insurance Company; Management of Chubb Colonial
29......    Chubb Colonial Life Insurance Company
30......    Not Applicable
31......    Not Applicable
32......    Not Applicable

33......    Not Applicable
34......    Not Applicable
35......    Chubb Colonial Life Insurance Company
36......    Not Applicable
37......    Not Applicable
38-41...    Distribution of the Group Policies and Certificates
42......    Not Applicable
43......    Not Applicable
Item No. of
-----------
Form N-8B-2                       Caption of Prospectus
----------- --------------------------------------------------------------------
44......    JPM Series Trust II; The Group Policies and Certificates; Charges
            and Deductions; Calculation of Accumulation Value; Cash Value
            Benefits; Distribution of the Group Policies and Certificates
45......    Not Applicable
46......    JPM Series Trust II; The Group Policies and Certificates; Charges
            and Deductions; Calculation of Accumulation Value; Cash Value
            Benefits
47......    Not Applicable
48......    Not Applicable
49......    Not Applicable
50......    Colonial Separate Account D
51......    Cover Page; The Group Policies and Certificates; Charges and Deductions;
            Certificate Benefits and Rights; Calculation of Accumulation Value; Cash
            Value Benefits; Other Matters
52......    JPM Series Trust II; Other Matters
53......    Federal Tax Matters
54......    Not Applicable
55......    Not Applicable
56......    Not Applicable
57......    Not Applicable
58......    Not Applicable
59......    Financial Statements

                           THE CHUBB HERITAGE SERIES
                          COLONIAL SEPARATE ACCOUNT D

             GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                      And

                    GROUP JOINT AND LAST SURVIVOR FLEXIBLE
                    PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   Issued by

                     Chubb Colonial Life Insurance Company
                       One Granite Place, P.O. Box 2086
                         Concord, New Hampshire 03301
                                (800) 248-2297

     This Prospectus describes two forms of group flexible premium variable life insurance policies issued by Chubb Colonial Life Insurance Company ("Chubb Colonial") (formerly THE COLONIAL LIFE INSURANCE COMPANY OF AMERICA): a group flexible premium variable life insurance policy form ("Chubb Colonial Heritage I") and a group joint and last survivor flexible premium variable life insurance policy form ("Chubb Colonial Heritage II") (collectively the "Group Policy" or "Group Policies"). The persons and legal entities covered under the Group Policy (the "Certificate Owners") possess all rights and interests under the Group Policy. The Certificate Owners are provided with certificates of insurance ("Certificates") describing each Certificate Owner's rights, benefits, and options under the Group Policy. The Certificates are designed to provide a Certificate Owner with both lifetime insurance protection and maximum flexibility in connection with premium payments and Death Benefits, together with the opportunity to participate in the investment experience of Colonial Separate Account D ("Separate Account D"). Although each Certificate contains a schedule of intended premium payments ("Planned Periodic Premiums"), and an intended frequency of premium payments ("Premium Frequency"), a Certificate Owner may, subject to certain restrictions, vary the frequency and amount of the premium payments and increase or decrease the level of life insurance benefits payable under the Certificate. The flexibility allows a Certificate Owner to provide for changing insurance needs within the framework of a single insurance policy. Unlike traditional insurance protection providing fixed benefits, the Certificate Owner participates in the investment experience of Separate Account
D. Accumulation Value under the Certificates will increase with positive investment experience and decrease with negative investment experience. Accumulation Value in Separate Account D is not guaranteed and could decline to zero.

     A Certificate issued under Chubb Colonial Heritage I provides life insurance coverage on one Insured, with the Death Benefit payable at the Insured's death. A Certificate issued under Chubb Colonial Heritage II provides life insurance coverage on two Insureds, with the Death Benefit payable upon the death of the last surviving Insured. If Net Premiums are allocated to Separate Account D, the amount of the Death Benefit may reflect the investment experience of the chosen Divisions, as well as the frequency and amount of premiums, any withdrawals of Cash Value, and the charges assessed in connection with the Certificate. As long as the Certificate remains in force, the Death Benefit will not be less than the current Specified Amount of the Certificate, reduced by any outstanding indebtedness and any due and unpaid fees and charges. The minimum initial Specified Amount is $500,000 for Colonial Heritage I and $2,000,000 for Colonial Heritage II. After a withdrawal, the Specified Amount may not be reduced to less than $250,000 for Chubb Colonial Heritage I and $500,000 for Chubb Colonial Heritage II.

     The Death Benefit is payable under two options. The Certificate Owner will make two elections to determine the Death Benefit under the Certificate. First, the Certificate Owner will choose one of two Death Benefit options offered under the Certificate. Second, the Certificate Owner will choose the Death Benefit qualification test, which is the method for qualifying the Certificate as a life insurance contract for purposes of Federal tax law. In general, under Death Benefit Option I, the Death Benefit payable under the Certificate is equal to the current Specified Amount; under Death Benefit Option II, the Death Benefit equals the current Specified Amount plus the Accumulation Value of the Certificate on the date of death. The Certificate will also increase the Death Benefit if necessary to ensure that the Certificate will continue to qualify as life insurance under Federal tax laws. The Certificate Owner may not change the Death Benefit qualification test once selected but may, subject to certain restrictions, change from one death benefit option to the other after the Certificate has been issued.

     The initial premium payment must be sufficient to keep the Certificate in force for at least three months. If a Certificate Owner chooses the Guaranteed Death Benefit Rider, the Death Benefit will be guaranteed to never be less than the Specified Amount, provided that a cumulative minimum premium requirement is met. No premium payment may be less than $500.

     The Certificate will remain in force so long as Cash Value exceeds indebtedness and Cash Value less indebtedness is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Cash Value equals the Accumulation Value less any Surrender Charge. Accumulation Value in Separate Account D will reflect the investment experience of the chosen Divisions, the amount and frequency of premium payments, any withdrawals, and charges imposed in connection with the Certificate. Adherence to the schedule of Planned Periodic Premiums will not assure the Certificate will remain in force. The Certificate Owner bears the entire investment risk for all amounts allocated to Separate Account D; no minimum Accumulation Value is guaranteed and the Accumulation Value could decline to zero. So long as Cash Value exceeds indebtedness and subject to certain conditions described in this Prospectus, a Certificate Owner may obtain Certificate loans at any time after the first Certificate anniversary and may make withdrawals at any time. Both withdrawals and Certificate loans must be made prior to the Certificate's Maturity Date.


     The Certificate Owner may allocate Net Premiums to one or more of the Divisions or to Chubb Colonial's General Account on the Allocation Date. Each Division will invest solely in a corresponding series (a "Portfolio") of JPM Series Trust II (the "Trust"). Prior to the Allocation Date the Net Premiums paid will be deposited in Chubb Colonial's General Account. There is a "free look" period during which the Certificate Owner may cancel the Certificate. If the Certificate Owner elects during this "free look" period to cancel the Certificate, Chubb Colonial will reimburse, within seven days from the date the Certificate is surrendered to Chubb Colonial, the full amount of premium paid. The accompanying Prospectus for the Trust and the Statement of Additional Information, available on request, describe the investment objectives and risks of the five Portfolios of the Trust. The Certificates described in this Prospectus are available in the State of New York only.


     Chubb Colonial believes the Group Policies and Certificates will in general receive favorable tax treatment under the Internal Revenue Code of 1986, as amended ("the Code"). However, because there are issues as to which the law is developing or changing, there can be no guarantees. Information in this Prospectus is not intended as tax advice and Chubb Colonial recommends that prospective purchasers rely only on the advice of a qualified tax adviser. A prospective purchaser of a Certificate is advised that replacement of existing insurance coverage may not be financially advantageous and should consult with his or her financial advisers with respect to the Certificate. It may also not be advantageous to purchase a Certificate if the prospective purchaser already owns a flexible premium variable life insurance policy.


     This Prospectus generally describes only the portion of the Certificates involving Separate Account D. For a brief summary of Chubb Colonial's General Account, see "THE GENERAL ACCOUNT."

                This Prospectus Is Valid Only If Accompanied Or
                     Preceded By A Current Prospectus For
                              JPM Series Trust II

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES DIVISION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES DIVISION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please Read This Prospectus Carefully and Retain It For Future Reference.
                  The Date of This Prospectus is May 5, 1997

                               TABLE OF CONTENTS

                                                           Page
                                                           ----
DEFINITIONS...............................................    3
SUMMARY...................................................    5
CHUBB COLONIAL LIFE INSURANCE COMPANY.....................   10
COLONIAL SEPARATE ACCOUNT D...............................   10
   Divisions..............................................   10
JPM SERIES TRUST II.......................................   11
THE GROUP POLICIES AND CERTIFICATES.......................   12
   General................................................   12
   Payment of Premiums....................................   13
   Guaranteed Death Benefit Premiums......................   13
   Premium Limitations....................................   13
   Allocation of Premiums.................................   13
   Transfers..............................................   14
   Telephone Transfers, Loans and Reallocations...........   16
   Certificate Lapse......................................   16
   Reinstatement..........................................   16
   Conversion.............................................   16
   Certificate "Free Look"................................   17
CHARGES AND DEDUCTIONS....................................   17
   Premium Charges........................................   17
   Monthly Deduction......................................   18
   Risk Charge............................................   19
   Surrender Charge.......................................   19
   Administrative Fees....................................   19
   Other Charges..........................................   20
CERTIFICATE BENEFITS AND RIGHTS...........................   20
   Death Benefits.........................................   20
   Guaranteed Death Benefit...............................   21
   Combined Requests......................................   21
   Maturity of the Certificate............................   21
   Optional Insurance Benefits............................   22
   Settlement Options.....................................   22
CALCULATION OF ACCUMULATION VALUE.........................   23
   Unit Values............................................   24

   Net Investment Factor..................................   24

                                                           Page
                                                           ----
CASH VALUE BENEFITS.......................................   25
   Surrender Privileges...................................   25
   Certificate Loans......................................   26
OTHER MATTERS.............................................   27
   Voting Rights..........................................   27
   Additions, Deletions or Substitutions of Investments...   27
   Annual Report..........................................   28
   Confirmation...........................................   28
   Limitation on Right to Contest.........................   28
   Misstatements..........................................   28
   Suicide................................................   28
   Beneficiaries..........................................   29
   Postponement of Payments...............................   29
   Assignment.............................................   29
   Illustration of Benefits and Values....................   29
   Non-Participating Certificate..........................   29
THE GENERAL ACCOUNT.......................................   29
   General Description....................................   29
   General Account Accumulation Value.....................   30
   Determination of Charges...............................   30
   Premium Deposit Fund...................................   30
DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES.......   30
MANAGEMENT OF CHUBB COLONIAL..............................   32
   Executive Officers and Directors of Chubb Colonial.....   32
   Executive Officers (Other Than Directors)..............   33
STATE REGULATION OF CHUBB COLONIAL........................   34
FEDERAL TAX MATTERS.......................................   34
 Tax Considerations.......................................   34
 Certificate Proceeds.....................................   34
 Charge for Chubb Colonial Income Taxes...................   37
EMPLOYEE BENEFIT PLANS....................................   37
LEGAL PROCEEDINGS.........................................   37
EXPERTS...................................................   37
REGISTRATION STATEMENT....................................   38
FINANCIAL STATEMENTS......................................  F-1
ILLUSTRATIONS.............................................  A-1

     [THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN THE STATE OF NEW YORK. CHUBB COLONIAL DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE TRUST OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST.]

                                  DEFINITIONS


     In addition to terms which are defined elsewhere in this Prospectus, the following words and phrases shall have the indicated meanings:

     Accumulation Value--The total amount that a Certificate provides for investment at any time plus the amount held as collateral for Certificate Debt.

     Age--The Insured's age at his or her nearest birthday.

     Allocation Date--The date when the initial premium is placed in the Divisions and the General Account in accordance with the Certificate Owner's allocation instructions in the application. The Allocation Date is 20 days from the date the Certificate is issued.

     Attained Age--The age of the Insured at his or her nearest birthday on the last Certificate anniversary.


     Beneficiary--The person, designated by the Certificate Owner in the application, to receive the Death Benefit proceeds. If later changed, the Beneficiary is as shown in the latest change filed with Chubb Colonial. If no Beneficiary survives the Insured, the Certificate Owner or the Certificate Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

     Cash Value--The Accumulation Value less any applicable Surrender Charge. This amount less the amount of Certificate Debt is payable to the Certificate Owner on the earlier of surrender of the Certificate or the Maturity Date.

     Certificate--The form used to describe the Certificate Owners' rights, benefits, and options under their respective Group Policies. The Certificate will describe, among other things, (i) the benefits for the named Insured, (ii) to whom the benefits are payable, and (iii) the limits and other terms of the Group Policy as they pertain to the Insured.

     Certificate Date--The date set forth in the Certificate, which is the date requested by the Certificate Owner. If no date is requested, it is the date the Certificate is issued. The Certificate Date is the date from which Certificate years, Certificate months, and Certificate anniversaries will be determined. If the Certificate Date should fall on the 29th, 30th, or 31st of a month, the Certificate Date will be the 1st of the following month.

     Certificate Debt--The sum of all unpaid Certificate loans and accrued interest thereon.

     Certificate Owner--The person or legal entity so designated in the application or as subsequently changed. A Certificate Owner may be someone other than the Insured. Certificate Owners possess all rights under their respective Group Policies with respect to their Certificates.


     Date of Receipt--Any business day of Chubb Colonial, prior to 4:00 P.M. Eastern time, on which a notice or premium payment is received at Chubb Colonial's Service Center.


     Death Benefit--The amount, less the amount of Certificate Debt, which is payable to the Beneficiary under the Certificate upon the death of the Insured under Chubb Colonial Heritage I and the death of the last surviving Insured under Chubb Colonial Heritage II.

     Division--A separate division of Separate Account D which invests exclusively in the shares of a specified Portfolio of the Trust.

     General Account--The assets of Chubb Colonial other than those allocated to Separate Account D or any other separate account.

     Group Policies--Refers to the Group Flexible Premium Variable Life Insurance Policy and the Group Joint and Last Survivor Flexible Premium Variable Life Insurance Policy described herein.

     Insured(s)--The person(s) upon whose life the Certificate is issued.

     Issue Age--The Insured's age at his or her nearest birthday on the Certificate Date.


     Joint Equal Age--On Chubb Colonial Heritage II, this will be calculated pursuant to a formula which converts the specific age, gender and underwriting classifications of the two Insureds into one age. The Joint Equal Age is used in determining issue age limitations, minimum premiums and guaranteed death benefit premiums.

     Loan Value--Generally, 90% of a Certificate's Cash Value on the date of a loan.


     Maturity Date--Unless otherwise specified, the Maturity Date will be the Certificate anniversary nearest to the Insured's 100th birthday for Chubb Colonial Heritage I and the younger Insured's 100th birthday for Chubb Colonial Heritage II.

     Monthly Anniversary Date--The same day in each month as the Certificate
Date.

     Net Premium--The gross premium less a 2.0% state tax charge, a 1.25% federal deferred acquisition cost tax charge and a 3% sales charge.

     Policyholder--The entity to whom a Group Policy is issued. The Policyholder possesses no rights under the Group Policy.

     Portfolio--A separate investment series of the Trust.

     Proof of Death--One or more of the following:

     (a) A copy of a certified death certificate.

     (b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

     (c) A written statement by a medical doctor who attended the Insured.


     (d) Any other proof satisfactory to Chubb Colonial.


     Separate Account D--Colonial Separate Account D, a separate investment account created by Chubb Colonial to receive and invest Net Premiums paid under the Certificates and other variable life insurance policies offered by Chubb Colonial.


     Service Center--Chubb Colonial's administrative service center, located at One Granite Place, P.O. Box 2086, Concord, New Hampshire 03302, telephone number
(800) 997-4499.

     Specified Amount--The face amount of the Certificate which is the minimum death benefit payable under the Certificate.

     Surrender Charge--A sales charge assessed only upon surrender or withdrawal.

     Trust--JPM Series Trust II, a series mutual fund.

     Valuation Date--Each day, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 P.M. Eastern time, or any other days as may be required.

     Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange on each Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                                    SUMMARY

     The discussion in this Prospectus assumes that there is no Certificate loan outstanding. The terms under which the Group Policies and Certificates are issued may also vary from those described in this Prospectus based on particular circumstances. The description of the Group Policies and Certificates in this Prospectus is subject to the terms of the Group Policy and Certificate and any supplement or endorsement to them. An applicant may review a copy of the Group Policy and Certificate and any supplement or endorsement to them on request.

   What are the Group Policies and Certificates being offered?


     This Prospectus describes two forms of group flexible premium variable life insurance policies issued by The Chubb Colonial Life Insurance Company ("Chubb Colonial"). Chubb Colonial Heritage I provides life insurance coverage on one Insured, with the Death Benefit payable upon the death of such Insured. Chubb Colonial Heritage II provides life insurance coverage on two Insureds, with a Death Benefit payable only when the last surviving Insured dies. The Certificate Owner may, subject to certain limitations, make premium payments in any amount at any frequency. The Group Policies and Certificates are life insurance contracts with death benefits, cash values, and other features traditionally associated with life insurance. They are called "flexible premium" because, unlike many insurance contracts, there are no fixed schedules for premium payments, although each Certificate Owner may establish a schedule of premium payments ("Planned Periodic Premiums"). This flexibility permits a Certificate Owner to provide for evolving insurance needs within a single insurance product. The minimum initial Specified Amount is $500,000 for Colonial Heritage I and $2,000,000 for Chubb Colonial Heritage II. A Certificate Owner may increase or decrease coverage. Increasing coverage under the Certificate, rather than purchasing another policy, may save additional administrative costs. Increasing coverage under the Certificate or purchasing another policy may require new evidence of insurability. Increasing or decreasing coverage may have certain tax consequences. See "FEDERAL TAX MATTERS".

     The Certificates generally work as follows: a Certificate Owner periodically pays a premium to Chubb Colonial. Chubb Colonial subtracts an amount for state taxes, the federal deferred acquisition cost tax charge and the sales charge from each premium. Chubb Colonial then places the Net Premium into one or more of the five Divisions and/or Chubb Colonial's General Account as directed by the Certificate Owner. Each Division invests its assets in a corresponding Portfolio of the Trust. During the year, Chubb Colonial takes charges from each Division and credits or charges each Division with its respective investment experience. The cost of insurance charge, which is deducted from each Certificate's Accumulation Value, varies monthly based on the sex, Issue Age, Certificate year, rating class of the Insured(s), Specified Amount of the Certificate, Death Benefit option and applicable corridor percentage. A Certificate Owner will incur a Surrender Charge for a surrender or withdrawal during the first five Certificate years. See "CHARGES AND DEDUCTIONS --Surrender Charge".

     The Death Benefit is payable under two options. The Certificate Owner will make two elections to determine the Death Benefit under the Certificate. First, the Certificate Owner will choose one of two Death Benefit options offered under the Certificate. Second, the Certificate Owner will choose the Death Benefit qualification test, which is the method for qualifying the Certificate as a life insurance contract for purposes of Federal tax law. In general, under Death Benefit Option I, the Death Benefit payable under the Certificate is equal to the current Specified Amount; under Death Benefit Option II, the Death Benefit is equal to the Specified Amount plus the Accumulation Value of the Certificate on the date of death. The Certificate will also increase the Death Benefit if necessary to ensure that the Certificate will continue to qualify as life insurance under Federal tax laws. The Certificate Owner may not change the Death Benefit qualification test once selected but may, subject to certain restrictions, change from Death Benefit Option I to Option II, and vice versa, after the Certificate has been issued. Prospective Certificate Owners should be aware that there is no guarantee of Accumulation Value in Separate Account D. See

"CERTIFICATE BENEFITS AND RIGHTS--Death Benefits".


     All persons insured must meet specified age limits and certain health and other standards called "Underwriting Standards". The smoking status of the Insureds is generally reflected in the cost of insurance rates. However, for Chubb Colonial Heritage I, distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. Certificates issued in certain jurisdictions will not directly reflect the sexes of the Insureds in either the premium rates or the charges and values under the Certificate.

  What is the amount of the Premiums?


     Premiums are flexible and the Certificate Owner may choose the amount and frequency of premium payments provided each premium is at least $500. Chubb Colonial reserves the right to limit the amount of any increase in premium payment.



     The first premium is due on the Certificate Date. The amount of the first premium must be sufficient to keep the Certificate in force for three months. Premiums are paid in advance, generally one year at a time; however, Chubb Colonial accepts semi-annual, quarterly and monthly premium payments. Changes in Premium Frequency and increases or decreases in the amount of Planned Periodic Premiums may be made by the Certificate Owner. Chubb Colonial will notify Certificate Owners if any premiums, scheduled or unscheduled, would cause their Certificates to be deemed to be modified endowment contracts and allow for a refund of the excess premium. See "FEDERAL TAX MATTERS--Certificate
Proceeds".

     Failure to pay premiums in accordance with the schedule of Planned Periodic Premiums will not automatically cause the Certificate to lapse. Unless the Guaranteed Death Benefit Rider is in force and the conditions under the Rider satisfied, it will lapse when the Cash Value less outstanding Certificate Debt is insufficient to pay the monthly deduction for certain charges ("monthly deduction") and a grace period expires without a sufficient payment by the Certificate Owner. Conversely, payment of premiums in accordance with the schedule of Planned Periodic Premiums does not necessarily mean that the Certificate will remain in force. See "THE GROUP POLICIES AND CERTIFICATES-- Certificate Lapse".

     The Guaranteed Death Benefit Rider guarantees that the Death Benefit will never be less than the Specified Amount provided that a cumulative minimum premium requirement is met.


  What is Colonial Separate Account D?


     Separate Account D is a separate account established by Chubb Colonial pursuant to the insurance laws of the State of New Jersey and organized as a registered unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve any supervision by the Securities and Exchange Commission (the "Commission") of the management or investment practices or policies of Separate Account D. Separate Account D is presently comprised of five Divisions, each of which buys shares at net asset value of the corresponding series (a "Portfolio") of JPM Series Trust II (the "Trust").

  What is JPM Series Trust II?


     The Trust is registered as an open-end diversified management company under the 1940 Act. Its shares are offered only to the Divisions, whether now in existence or to be established by Chubb Colonial, and to divisions of the Chubb Separate Account C, a separate account established to fund certain variable life insurance policies by Chubb Life Insurance Company of America, Chubb Colonial's parent. The Trust's shares may also be offered to other separate accounts which may be established by Chubb Colonial, Chubb Life, their affiliated insurance companies or other insurance companies and to qualified pension and retirement plans outside of the separate account context.

     The Trust presently has five classes of shares, each representing a Portfolio having a specific investment objective. The present Portfolios of the Trust are the JPM Treasury Money Market Portfolio, the JPM Bond Portfolio, the JPM Equity Portfolio, the JPM Small Company Portfolio and the JPM International Equity Portfolio.


     The investment manager to the Trust is J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). JPMIM receives fees from the Trust for providing investment management services. The fees range from .20 percent to .60 percent of average daily net assets of the Portfolios. See "JPM SERIES TRUST II".


  What are the charges made by Chubb Colonial?

     State Tax Charge and Federal DAC Tax Charge. These charges are deducted from each premium payment, currently 2.0% for state premium and other local taxes imposed on premiums and 1.25% as a federal deferred acquisition cost ("DAC") tax charge.

     Sales Charge. A 3% sales charge is deducted from each premium payment. Also see below "Surrender or Withdrawal Charges".


     Cost of Insurance Charge. This charge is calculated on each Monthly Anniversary Date and deducted from each Certificate's Accumulation Value. The monthly current cost of insurance rate is based on the sex, Issue Age, Certificate year, rating class of the Insured(s), Specified Amount, Death Benefit option and applicable corridor percentage. Monthly cost of insurance rates will be determined by Chubb Colonial based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed or be increased above the maximum charge based upon the Commissioner's 1980 Standard Ordinary Mortality Table.


     Charge for Mortality and Expense Risks. This charge is imposed daily at an annual rate of .65% on the assets of each Division. Chubb Colonial will realize net income from this charge to the extent it is not needed to provide benefits and pay expenses under the Group Policies and Certificates.

     Surrender or Withdrawal Charges. This sales charge is imposed at the time of surrender or withdrawal during the first five Certificate years. It declines annually from 5% to 0% of premiums paid in the first Certificate year.


     Administrative Charge for Withdrawal or Transfer. Chubb Colonial charges $100 for each withdrawal and for certain transfers between Divisions or between the Divisions and the General Account. See "THE GROUP POLICIES AND CERTIFICATES--Transfers" for a description of situations in which the transfer charge will be imposed.

     Guaranteed Death Benefit Charge. If the Guaranteed Death Benefit Rider is added to the Certificate, a monthly charge of $.01 per $1,000 of Specified Amount will be deducted each month from the Accumulation Value of the Certificate.

     Charge for Optional Rider Benefits. An additional charge is required if the Certificate Owner elects to purchase certain optional insurance benefits by rider. Charges are deducted monthly from a Certificate's

Accumulation Value. See "CERTIFICATE BENEFITS AND RIGHTS--Optional Insurance Benefits".

     See "CHARGES AND EXPENSES" for a fuller description of charges under the Certificates.

  Is there a charge against Separate Account D for federal income tax?


     Currently no charge is made against any Division for federal income taxes. However, if Chubb Colonial incurs, or expects to incur, income taxes attributable to any Division of this class of Group Policies and Certificates in future years, it reserves the right to make a charge. See the discussion of the federal DAC tax charge under "CHARGES AND DEDUCTIONS--Premium Charges".


  How are amounts allocated to each Division or the General Account?


     The Certificate Owner indicates in the application the allocation of Net Premium among the Divisions and the General Account. The initial Net Premium is allocated on the Allocation Date and Net Premiums received after the Allocation Date are allocated generally on the Date of Receipt. The minimum percentage of any Net Premium allocated to any Division or the General Account is 1%. The Certificate Owner may change his or her allocation of future premium payments by written notice to Chubb Colonial or by telephone, if the proper telephone authorization is on file, without payment of any fee or penalty.

  What is the relationship between the premium and the amount allocated to the Divisions?


     The initial Net Premium is allocated by Chubb Colonial on the Allocation Date among the Divisions and the General Account as directed by the Certificate Owner. Prior to the Allocation Date the initial Net Premium is held in Chubb Colonial's General Account. The initial Net Premium is the initial gross premium, plus any additional premium paid prior to the Allocation Date, less the state tax charge, the federal DAC tax charge and the sales charge. These charges also apply to subsequent premium payments.

  What commissions are paid to agents?


     The Group Policies and Certificates are sold by agents who represent Chubb Colonial and are registered representatives of Chubb Securities Corporation or other registered broker-dealers. Commissions payable to agents are described under "DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES".

  What is the Death Benefit?

     The Death Benefit under Chubb Colonial Heritage I is the amount payable to the named Beneficiary when the person insured under the Certificate dies. The Death Benefit under Chubb Colonial Heritage II is the amount payable to the named Beneficiary when the last surviving Insured dies. The Death Benefit proceeds will equal the Death Benefit of the Certificate, plus any additional rider benefits included and then due, minus any outstanding Certificate Debt or unpaid cost of insurance charges or charges for riders.

     Under Option I, the Death Benefit will be equal to the greater of the Specified Amount or the Accumulation Value of the Certificate on the date of death multiplied by the corridor percentage. Under Option II, the Death Benefit is equal to the Specified Amount plus the Accumulation Value of the Certificate on the date of death; provided, however, that under Option II, the Death Benefit can never be less than the Accumulation Value on the date of death multiplied by the corridor percentage. See "CERTIFICATE BENEFITS AND RIGHTS--Death Benefits".

     Under the Guaranteed Death Benefit Rider the Death Benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met.

  How does the Accumulation Value of a Certificate vary in relation to the Divisions' investment experience?

     The Certificate provides for Accumulation Value equal to the total of the Certificate's Accumulation Value in the Divisions and Accumulation Value in the General Account. The Certificate's Accumulation Value will reflect the amount and frequency of premium payments, the investment experience of the Divisions, the value of Net Premiums (Net Premiums plus credited interest), if any, allocated to the General Account, Certificate loans, any withdrawals, and any charges imposed in connection with the Certificate. There is no minimum guaranteed Accumulation Value.

  What is the loan provision and how does a loan affect the Death Benefit, Accumulation Value and Cash Value?


     After the first Certificate anniversary, a Certificate Owner may borrow against the Cash Value of his or her Certificate. Generally, the maximum loan amount is 90% of the Cash Value of the Certificate on the date of the loan. Loan interest is payable at the end of each Certificate year and all Certificate Debt outstanding will be deducted from proceeds payable at the Insured's death for Chubb Colonial Heritage I and at the death of the last surviving Insured for Chubb Colonial Heritage II, upon maturity, or upon surrender.

     When a Certificate loan is made, a portion of the Certificate's Accumulation Value sufficient to secure the loan will be transferred to the General Account. A Certificate loan removes the proceeds from the investment experience of Separate Account D which will have a permanent effect on the Accumulation Value, the Cash Value and the Death Benefit even if the loan is repaid.

     There are two types of loans available. See "CASH VALUE BENEFITS-- Certificate Loans" for a description of the two types of loans and their applicable interest rates.

  Is there a short-term cancellation right?


     The Certificate Owner has the limited right to return a Certificate for cancellation and full refund of all premiums paid. Chubb Colonial will cancel the Certificate if it is returned by mail or personal delivery to Chubb Colonial, or to the agent who sold the Certificate, within 20 days after the delivery of the Certificate to the Certificate Owner. Chubb Colonial will return to the Certificate Owner, within seven days, all payments received on the Certificate.


  What transfers is a Certificate Owner allowed?


     A Certificate Owner may transfer Accumulation Value among the Divisions and among the Divisions and the General Account. However, transfers out of the General Account are subject to restrictions. Chubb Colonial currently permits up to 24 transfers per Certificate year, twelve of which will not incur a transfer charge. See "THE GROUP POLICIES AND CERTIFICATES--Transfers" for a more complete description of the terms and conditions of the transfer privileges under the Certificates.

  Are the benefits under the Certificates subject to federal income tax?

     Under current interpretations of the tax laws, all Death Benefits paid under the Certificates will generally be fully excludable from the gross income of the Beneficiary for federal income tax purposes. Treasury regulations require that investments underlying the Certificates be adequately diversified. Chubb Colonial believes it is presently in compliance with the regulations and intends to remain in compliance with such regulations and other federal tax law requirements.

     If a Certificate Owner elects to make certain transactions, including a withdrawal, surrender or exchange of the Certificate, the Certificate Owner may be taxed on a portion of any amounts paid to the Certificate Owner (which may include any prior Certificate loans cancelled in the transaction). Also, if premiums paid by a Certificate Owner exceed certain limits and the Certificate is deemed a modified endowment contract, then any pre-death distributions, including loans, surrenders and partial withdrawals, may be treated as income taxable to the Certificate Owner and may also cause the Certificate Owner to incur a penalty tax of 10%. Certificate Owners are advised to consult with their own tax advisers with regard to the tax consequences of the Certificate. See "FEDERAL TAX MATTERS".

                     CHUBB COLONIAL LIFE INSURANCE COMPANY


     Chubb Colonial Life Insurance Company ("Chubb Colonial") is a stock life insurance company chartered in 1897 in New Jersey and has been continuously engaged in the insurance business since that time. Prior to March 1, 1996, Chubb Colonial was known as The Colonial Life Insurance Company of America. It is licensed to do life insurance business in fifty states of the United States, Puerto Rico, the U.S. Virgin Islands, and in the District of Columbia. Chubb Colonial is a wholly-owned subsidiary of Chubb Life Insurance Company of America, ("Chubb Life") Effective April 30, 1997 Chubb Life, a New Hampshire Life insurance company which was formerly a wholly-owned subsidiary of The Chubb Corporation, a New Hampshire life insurance company which is a wholly owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401. Its telephone number is 910-691-3000. Chubb Life's home office and Chubb Colonial's service center are located at One Granite Place, P.O. Box 2086, Concord, New Hampshire 03302, telephone number
(800) 248-2297. Chubb Colonial's total assets at December 31, 1996, were $602,728,000.


     Chubb Colonial writes life insurance. It is subject to New Jersey law governing insurance, and is regulated and supervised by the New Jersey Insurance Commissioner. Contemporaneous with the sale of Chubb Life and its subsidiaries to Jefferson Pilot Corporation. Chubb Colonial is currently rated AA-(Excellent) by Standard and Poor's Corporation and A (Excellent) by A.M. Best and Company. These ratings do not apply to Separate Account D but merely reflect the opinion of the rating company as to the relative financial strength of Chubb Colonial and Chubb Colonial's ability to meet its contractual obligations to its policy and certificate owners. Even though assets in Separate Account D are held separately from Chubb Colonial's other assets, ratings of Chubb Colonial may still be relevant to Certificate Owners since not all of Chubb Colonial's contractual obligations relate to payments based on those segregated assets.

                          COLONIAL SEPARATE ACCOUNT D


     Separate Account D is a separate account of Chubb Colonial established on June 13, 1994 and governed by the insurance laws of the State of New Jersey. Separate Account D is organized as a unit investment trust registered with the Commission under the 1940 Act and is subject to that Act's requirements. Such registration does not involve supervision of the management or investment policies of Separate Account D or Chubb Colonial by the Commission. Chubb Colonial is the depositor of Separate Account D. Under New Jersey law, the assets of Separate Account D are held exclusively for the benefit of Policyholders, Certificate Owners and persons entitled to payments under these Group Policies and Certificates, and other variable life insurance policies funded by Separate Account D. The income, realized or unrealized capital gains, or capital losses of Separate Account D are credited to or charged against the assets held in Separate Account D in accordance with the terms of the Group Policies and Certificates, without regard to other income or capital gains or losses of any other account arising out of any other business Chubb Colonial conducts. Separate Account D is administered and accounted for as part of the general business of Chubb Colonial, but the assets of Separate Account D are not chargeable with liabilities arising out of any other business which Chubb Colonial may conduct.


     Chubb Colonial holds the assets of Separate Account D. These assets are kept physically segregated and held separate and apart from the General Account. Chubb Colonial maintains records of all purchases and redemptions of Trust shares by each of the Divisions.

     Divisions.   Separate Account D presently has five Divisions but may, in the future, add or delete investment Divisions. Each Division will invest exclusively in shares representing an interest in a Portfolio of the Trust.

     Investment income and other distributions to each Division of Separate Account D arising from the applicable underlying Portfolio of the Trust increases the assets of the corresponding Division of Separate Account D. The income and both realized and unrealized gains or losses on the assets of each Division of Separate Account D are credited to or charged against that Division without regard to income, gains or losses from any other Division.

                              JPM SERIES TRUST II

     Separate Account D invests in shares of the Trust which is organized as a Delaware business trust and is registered as an open-end diversified management company under the 1940 Act. The Trust currently has five Portfolios each of which has different objectives. The shares of each Portfolio are presently offered to the Divisions and to divisions of the Chubb Separate Account C, a separate account of Chubb Life Insurance Company of America, Chubb Colonial's parent. The Trust's shares may also be offered to other separate accounts that fund variable life insurance policies and variable annuity contracts which are established by Chubb Colonial, Chubb Life or other insurance companies and to qualified pension and retirement plans outside of the separate account context. The assets of each Portfolio are maintained separately from the assets of the other Portfolios and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

     The investment manager to the Trust is J.P. Morgan Investment Management, Inc. ("JPMIM"), which is an affiliate of Morgan Guaranty Trust Company of New York ("Morgan Guaranty").

     An investment management fee is charged monthly against each Portfolio by Chubb Investment Advisory at the annual rate of .20 percent of the average daily net assets of the Resolute Treasury Money Market Portfolio, .30 percent of the average daily net assets of the Resolute Bond Portfolio, .40 percent of the average daily net assets of the Resolute Equity Portfolio, and .60 percent of the average daily net assets of the Resolute Small Company Portfolio and the Resolute International Equity Portfolio.

     The investment objectives of each Portfolio are set forth below. There can be no assurance that any of the Portfolios will achieve its stated objectives. The specialized nature of each Portfolio gives rise to significant differences in the relative investment potential and market and financial risks of each Portfolio. Certificate Owners should consider the unique features of each Portfolio before investing in any corresponding Division. For more detailed information concerning each Portfolio, including a description of the investment risks, reference is made to the Prospectus for the Trust which accompanies this Prospectus, or the Statement of Additional Information for the Trust, available upon request.

     The JPM Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital.

     The JPM Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

     The JPM Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities.

     The JPM Small Company Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies.

     The JPM International Equity Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

     The Trust may find it necessary to take action to assure that the Group Policies and Certificates qualify as life insurance under federal tax laws. The Trust, for example, may alter the investment objectives of any Portfolio or take other appropriate actions. See "OTHER MATTERS--Additions, Deletions or Substitutions of Investments" and "FEDERAL TAX MATTERS".

     Separate Account D will purchase shares of the Trust at net asset value in connection with Net Premiums, transfers and loan repayments allocated to the Divisions in accordance with the Certificate Owner's directions and will redeem shares of the Trust to process transfers, Certificate loans, surrenders or withdrawals and generally to meet contract obligations or make adjustments in reserves. The Trust will sell and redeem its shares at net asset value as of the Date of Receipt by Separate Account D of premium payments or notifications by a Certificate Owner.


                      THE GROUP POLICIES AND CERTIFICATES


     General.   The Group Policies are issued to the banking corporation set forth in the Group Policies and Certificates (the "Policyholder"). The Policyholder possesses no rights under the Group Policies but holds the Group Policies as trustee under a trust known as the Colonial Heritage Group Insurance Trust. Chubb Colonial established the Colonial Heritage Group Insurance Trust for the purpose of enabling participating financial institutions in the State of New York which have applied for and been accepted as participants in the Group Insurance Trust and have accepted its terms and conditions (the "Members") to join together in the purchase and maintenance of the Group Policies. Certificates of insurance may be issued to certain eligible persons (natural or legal entity) who maintain at the time of application an account with, or whose account is serviced by, a financial institution participating as a Member and who have applied for insurance under this Group Policy. The Certificates describe each Certificate Owner's rights, benefits and options under the Group Policy. The Certificate is designed to provide the Certificate Owner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Certificate. Chubb Colonial reserves the right to no longer accept any new Insureds under a Group Policy as of a specified date.


     Chubb Colonial Heritage I is a group flexible premium variable life insurance policy which provides life insurance coverage on one Insured, with the Death Benefit payable upon the death of such Insured. Chubb Colonial Heritage II is a group flexible premium joint and last survivor variable life insurance policy which provides life insurance coverage on two Insureds, with a Death Benefit payable only when the last surviving Insured dies. The Certificate Owner is not required to pay scheduled premiums to keep a Certificate in force but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, subject to certain limitations, a Certificate Owner may adjust the level of life insurance payable under the Certificate without having to purchase a new policy by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the Certificate Owner has the flexibility to adjust coverage and vary the premium payments. Death Benefits are payable under two options as described in "CERTIFICATE BENEFITS AND RIGHTS-- Death Benefits".


     To purchase a Certificate, a completed application must be submitted to Chubb Colonial through the agent selling the Certificate. Applicants for insurance must furnish satisfactory evidence of insurability. An Insured under Chubb Colonial Heritage I must generally be between the ages of 0 and 80 and the Insureds under Chubb Colonial Heritage II must generally be between 20 and 85 with only one Insured over the age of 80. The Joint Equal Age of the Insureds under Chubb Colonial Heritage II cannot be over age 80. The smoking status of each Insured is reflected in the cost of insurance rates; provided, however, that under Chubb Colonial Heritage I distinctions between smokers and nonsmokers are only made for Insureds age 15 and over.


     The minimum Specified Amount at issue is $500,000 for Chubb Colonial Heritage I and $2,000,000 for Chubb Colonial

Heritage II. Chubb Colonial reserves the right to revise its rules from time to time to specify different minimum Specified Amounts at issue. The specified amounts for multiple trusts owning policies covering the same insureds may be combined in order to reach the minimum specified amount. If the Specified
Amount applied for plus all other insurance in force which is underwritten by Chubb Colonial or its affiliates exceeds an amount which varies between $300,000 and $2,000,000 based on various factors, Chubb Colonial will reinsure all or a portion of the Certificate. Acceptance of an application or revocation of a Certificate during the contestable period is subject to Chubb Colonial's insurance underwriting rules and Chubb Colonial may, in its sole discretion, reject any application or related premium for any good reason or contest a Certificate.


     Payment of Premiums.   Premiums must be paid to Chubb Colonial at its
Service Center or through an authorized agent of Chubb Colonial for forwarding to Chubb Colonial's Service Center. The initial premium may be wired to Chubb Colonial's bank upon notification that the application has been approved by Chubb Colonial. Subsequent premium payments may also be wired to Chubb Colonial's bank. The financial institution transmitting the wired funds may impose a charge for this service. In addition, Chubb Colonial has administrative procedures whereby premium payments in response to billing notices are sent directly to Chubb Colonial's bank. Unlike traditional insurance contracts, there is no fixed schedule of premium payments on a Certificate either as to the amount or the timing of the payment. A Certificate Owner may determine, within specified limits, his or her own premium payment schedule. These limits will be set forth by Chubb Colonial and will include an initial premium payment sufficient to keep the Policy in force for at least three months, and may also include limits on the total amount and frequency of payments in each Certificate year. No premium payment may be less than $500. In order to help the Certificate Owner obtain the insurance benefits desired, a Planned Periodic Premium and Premium Frequency will be stated in each Certificate. This premium will usually be based upon the Certificate Owner's insurance needs and financial abilities, the current financial climate, the Specified Amount of the Certificate, and the Insured's age, sex and risk class, as discussed with the agent. The Certificate Owner is not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Certificate, provided the Certificate's Cash Value, less Certificate Debt, if any, is sufficient to pay monthly deductions. Conversely, adherence to the schedule of Planned Periodic Premiums will not assure that the Certificate will remain in force. See "THE GROUP POLICIES AND CERTIFICATES--Certificate Lapse".

     Guaranteed Death Benefit Premiums.   If the Guaranteed Death Benefit Rider
is added to the Certificate, the Death Benefit is guaranteed to never be less than the Specified Amount, provided the Certificate Owner pays a cumulative minimum premium. This cumulative minimum premium is based on Issue Age, sex, smoking status and underwriting class of the Insured(s) as well as the Specified Amount and Death Benefit option. The premium is increased for increases in the Specified Amount. See "CERTIFICATE BENEFITS AND RIGHTS--Optional Insurance Benefits".


     Premium Limitations.   If, at any time during the year, a premium has been
paid which would result in a Certificate being deemed a modified endowment contract, Chubb Colonial will so notify the Certificate Owner and allow the Certificate Owner to request a refund of the excess premium, or other action, in order to avoid having the Certificate be deemed to be a modified endowment contract. A Certificate Owner, however, may choose to have the Certificate be deemed a modified endowment contract, and, in that case, Chubb Colonial will not refund the premiums. See "FEDERAL TAX MATTERS--Certificate Proceeds". Premium payments less than the minimum amount of $500 will be returned to the Certificate Owner.


     Allocation of Premiums.   Premium payments, net of the state premium tax
charge, the federal DAC tax charge and the sales charge plus interest earned prior to the Allocation Date, will be allocated on the Allocation Date among the Divisions and the General Account in accordance with the directions of the Certificate Owner, as contained in the application. Prior to the Allocation Date the initial Net Premium will be held in Chubb Colonial's General Account. Any other premiums received prior to the Allocation Date will also be held in the General Account. If the Certificate issued as applied for is not accepted or the "free look" is exercised, no interest will be credited and Chubb Colonial will retain any interest earned on the initial Net Premium. The minimum percentage of any Net Premium payment allocated to any Division or the General Account is 1%. The Certificate Owner may change his or her allocation of future premium payments among the Divisions and the General Account by written notice to Chubb Colonial or by telephone without payment of any fee or penalty.


     The allocation of each Net Premium to a Division will be determined first by multiplying the Net Premium by the percentage to be allocated to each Division as the Certificate Owner directs to determine the portion to be invested in the Division. Each portion to be invested in each Division is then divided by the unit value of that particular Division to determine the number of units to be credited to a Certificate Owner. The unit value of each Division will vary to reflect the investment experience of the corresponding underlying Portfolio shares. For a description of the method of determining unit values see "CALCULATION OF ACCUMULATION VALUE--Unit Values". Applicants should refer to the Prospectus for the Trust which accompanies this Prospectus for a description of how the assets of each Portfolio are valued.


     All valuations in connection with the Certificate, e.g., with respect to determining Cash Value in connection with Certificate loans or withdrawals, with respect to determining Accumulation Value in connection with transfers or payment of Death Benefits, and with respect to determining a Division's unit value at the time of each Net Premium payment, will be made on the Date of Receipt of the premium or the request for payment, loan, withdrawal or transfer if such date is a Valuation Date; otherwise, such determination will be made on the next succeeding day which is a Valuation Date. The Date of Receipt of a premium payment sent directly to Chubb Colonial's bank pursuant to a billing notice will be the date the payment is received at the bank and the value of any Division to which the payment is allocated will be determined as of such date provided such date is a Valuation Date; otherwise, such determination will be made on the next succeeding day which is a Valuation Date.

     Transfers.   Accumulation Value may be transferred among the Divisions and between the Divisions and the General Account. In addition to individual transfer requests, Certificate Owners may elect either a Dollar Cost Averaging feature or an Automatic Portfolio Re-Balancing feature which provides for systematic transfers as described below. Transfer requests may be made in writing or by telephone. The total amount transferred each time must be at least $1,000 unless a lesser amount constitutes the entire Accumulation Value in a Division or in the General Account. Accumulation Value transferred from one Division or from the General Account into more than one Division, and/or into the General Account, counts as one transfer. Similarly, transferring Accumulation Value from more than one Division, and/or the General Account, into one other Division or the General Account, counts as one transfer.


     Chubb Colonial currently permits 12 transfers per Certificate year without imposing a transfer charge. For transfers in excess of 12 in any Certificate year, a transfer charge of $100 to cover administrative costs will be imposed each time amounts are transferred and will be deducted on a pro-rata basis from the Division or Divisions or the General Account into which the amount is transferred. However, no transfer charge will be imposed on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date or on loan repayments. No transfer charge will be imposed for transfers pursuant to the Dollar Cost Averaging or Automatic Portfolio Re-Balancing features. Currently, a Certificate Owner may make up to 24 transfers per Certificate year. Chubb Colonial reserves the right to revoke or modify transfer privileges and charges.


     At any time, the Certificate Owner may transfer 100% of the Certificate's Accumulation Value to the General Account and elect to have all future premium payments allocated to the General Account. While 100% of the Certificate's Accumulation Value and all future premium payments are allocated to the General Account, the minimum period the Certificate will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, the Attained Age, and rating class of the Insured at the time of transfer. The minimum period will decrease if the Certificate Owner subsequently elects to increase the Specified Amount, elects to surrender the Certificate, or elects to make a withdrawal. The minimum period will increase if the Certificate Owner elects to decrease the Specified Amount, additional premium payments are received, or Chubb Colonial credits a higher interest rate or charges a lower cost of insurance rate than those guaranteed for the General Account.

     Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Re-Balancing and loan repayments, transfers out of the General Account to the Divisions are permitted only once every 180 days and are limited in amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral or (b) $100,000. In addition, any other transfer rules, including minimum transfer amounts, also apply. Chubb Colonial reserves the right to modify these restrictions.

     No transfer charge will be imposed for a transfer of all Accumulation Value in Separate Account D to the General Account. However, any transfer from the General Account to the Division(s) will be subject to the transfer charge, unless it is one of the first 12 transfers in a Certificate year and except for the transfer of the initial Net Premium payments, plus interest earned, from the General Account, loan repayments, and transfers pursuant to the Dollar Cost Averaging or Automatic Portfolio Re-Balancing features.


     A feature called Dollar Cost Averaging is available to Certificate Owners under which a Certificate Owner deposits or designates an amount, subject to a minimum of $6,000, in the Resolute Treasury Money Market Division or the General Account and elects to have a specified dollar amount (the "Periodic Transfer Amount") automatically transferred to one or more of the Divisions on a monthly, quarterly, or semi-annual basis. This feature allows Certificate
Owners to systematically invest in the Divisions at various prices which may be higher or lower than the price a Certificate Owner would pay when investing the entire amount at one time and at one price. Each Periodic Transfer Amount is subject to a minimum amount of $500. A minimum of 1% of the Periodic Transfer Amount must be transferred to any specified Division. These amounts are subject to change at Chubb Colonial's discretion. If a transfer would reduce Accumulation Value in the Resolute Treasury Money Market Division or the General Account to less than the Periodic Transfer Amount, Chubb Colonial reserves the right to include such remaining Accumulation Value in the amount transferred. At the time a Certificate Owner elects the Dollar Cost Averaging feature, an election is made between Fixed Amount Dollar Cost Averaging or Continuous Mode Dollar Cost Averaging. Under Fixed Amount Dollar Cost Averaging, the feature will continue until the Designated Amount has been transferred or the Certificate Onwer gives notification of cancellation of the feature prior to transfer of the entire Designated Amount. Once the Designated Amount has been transferred, a new Dollar Cost Averaging election form must be completed if the Certificate Owner wishes to have additional money dollar cost averaged. Under Continuous Mode Dollar Cost Averaging, any amounts deposited into the Repository Account, and not just the Designated Amount, will be transferred. Dollar Cost Averaging is currently available to Certificate Owners at no charge. Although Chubb Colonial reserves the right to assess a charge, no greater than cost and with 30 days advance notice to Certificate Owners, it has no present intention to do so.

     An Automatic Portfolio Re-Balancing feature is also available to Certificate Owners. This feature provides a method for re-establishing fixed proportions between various types of investments on a systematic basis. Under this feature, the allocation between Divisions and the General Account will be automatically re-adjusted to the desired allocation, subject to a minimum of 1% per Division or General Account, on a quarterly, semi-annual or annual basis.


     A Certificate Owner may choose one of the two features. Transfers and adjustments pursuant to these features will occur on a Certificate's Monthly Anniversary Date in the month in which the transaction is to take place or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or a weekend. The applicable authorization form must be on file at Chubb Colonial before either feature may begin. Neither feature guarantees profits nor protects against losses. Transfers under these features do not count toward the 12 free transfers or the 24 transfers currently allowed per year. Chubb Colonial reserves the right to modify the terms and conditions of these features upon 30 days advance notice to Certificate Owners.


     Telephone Transfers, Loans and Reallocations.   Certificate Owners may
request by telephone transfers of Accumulation Value or reallocation of premiums (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Portfolio Re-Balancing programs), provided that the appropriate authorization form is on file with Chubb Colonial. Chubb Colonial may also, in its discretion, permit loans to be made by telephone, provided that the proper authorization form is on file with Chubb Colonial. During periods of heavy telephone transfers, implementing a telephone transfer may be difficult. If a Certificate Owner is unable to reach Chubb Colonial via telephone, the Certificate Owner should send a written request to Chubb
Colonial via an express mailing service or via the Chubb Colonial telecopier machine at (603) 226-5155. (Any transfer requests received via telecopier are considered telephone transfers and are bound by the conditions outlined in the signed authorization form.) Chubb Colonial reserves the right to discontinue telephone transfers at any time without notice to the Certificate Owners. Procedures have been established that are reasonably designed to reduce the risk of unauthorized telephone transfers, loan requests or allocation changes. These procedures include requiring personal identification information (such as social security number and date of birth), tape recording calls and providing written confirmations to Certificate Owners.


     Certificate Lapse. Failure to make a premium payment on a Certificate will not necessarily cause the Certificate to lapse. The duration of a Certificate depends upon its Cash Value. The Certificate will remain in force so long as the Cash Value, less any outstanding Certificate Debt, is sufficient to cover cost of insurance and any rider charges. In the event the Cash Value, less any outstanding Certificate Debt, is insufficient to pay these monthly cost of insurance and rider charges ("monthly deduction") the Certificate Owner will be given a sixty-one day period ("grace period") within which to make a premium payment to avoid lapse. The premium required to avoid lapse must be sufficient in amount, after the deduction of the state premium tax charge, the federal DAC tax charge and the sales charge, to cover the monthly deduction for at least three Certificate months. This required premium will be set forth in a written notice which Chubb Colonial will send to the Certificate Owner thirty-one days prior to the end of the grace period. The Certificate will continue in force through the grace period, but if no payment is forthcoming, the Certificate will terminate without value at the end of the grace period. If the Insured under Chubb Colonial Heritage I or the last surviving Insured under Chubb Colonial Heritage II dies during the grace period, the Death Benefit payable under the Certificate will be reduced by the amount of the monthly deduction due and unpaid and the amount of any outstanding Certificate Debt. In addition, if the Cash Value of the Certificate at any time should decrease so the aggregate amount of outstanding Certificate Debt secured by the Certificate exceeds the Cash Value shown in the Certificate and an additional payment is not made within sixty-one days the Certificate will lapse.


     Reinstatement. If the Certificate lapses, the Certificate Owner may reinstate the Certificate. The terms of the original Certificate will apply upon reinstatement. The Accumulation Value, before payment of the required reinstatement premium, will equal the Accumulation Value on the date of termination. The Certificate year on reinstatement will be measured from the Certificate Date. An application for reinstatement may be made any time within five years of lapse and before the Maturity Date, but satisfactory proof of insurability of the Insured under Chubb Colonial Heritage I or the Insureds or surviving Insured under Chubb Colonial Heritage II and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the state premium tax charge, the federal DAC tax charge and the sales charge, must be sufficient to cover the monthly deduction for three Certificate months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, Chubb Colonial will require, at the election of the Certificate Owner, repayment or reinstatement of the loan before permitting reinstatement of the Certificate. The effective date will be the date of approval of the reinstatement application, which will be as of a Monthly Anniversary Date.

     Conversion.   If the Insured's coverage under the Group Policy ends for any reason other than the non-payment of premiums, the Certificate Owner may convert the insurance under the Group Policy to a comparable, individual policy without evidence of insurability. The Certificate Owner must apply for the individual policy and pay the first premium within 31 days after coverage under the Group Policy ends. The new policy will be non-participating and issued subject to the following:


     (i) The policy will be on one of the forms Chubb Colonial customarily issues at the time of conversion, other than term;

     (ii) The policy will be issued at the amount and age applied for;

     (iii) The amount of the policy may not exceed the Specified Amount of the Certificate which ends; and

     (iv) The premium for the policy will be at Chubb Colonial's usual rate, and it will be based on the amount of insurance, risk class, type of policy and age at the policy issued date.


     If the Insured dies during the time in which the Certificate is entitled to be converted, Chubb Colonial will pay the Death Benefit which was in effect under the Certificate just prior to its termination. Chubb Colonial will deduct any overdue monthly deduction, which is applicable to the conversion period, from the proceeds of the Insured's coverage. This will be done whether or not the Certificate Owner actually applied for the individual policy. Any policy issued pursuant to this provision will take effect at the end of the 31-day period in which application must be made.


     Certificate "Free Look".   The Certificate Owner has a limited right to
return a Certificate for cancellation and a full refund of all premiums paid. Chubb Colonial will cancel the Certificate if it is returned by mail or personal delivery to Chubb Colonial, or to the agent who sold the Certificate, within 20 days after the delivery of the Certificate to the Certificate Owner. Chubb Colonial will return to the Certificate Owner within seven days all payments received on the Certificate. Prior to the Allocation Date the initial Net Premium will be held in Chubb Colonial's General Account; Chubb Colonial will retain any interest earned if the "free look" right is exercised.

                             CHARGES AND DEDUCTIONS


     Premium Charges.   Upon receipt of each premium payment and before
allocation of payment among the Divisions and the General Account, Chubb Colonial will deduct a state premium tax charge of 2.0%. This charge is designed to compensate Chubb Colonial for state premium taxes, franchise taxes and other local taxes imposed on premiums by the State of New York and local jurisdictions. The actual taxes imposed on Chubb Colonial may fall between 1.7% and 2.5% of premiums received. As a result, the 2.0% charge may at times be higher or lower than the actual taxes incurred by Chubb Colonial. Chubb Colonial reserves the right to increase this charge to Certificate Owners up to a maximum of 2.5%. Chubb Colonial does not expect to realize a profit from this charge.


     Chubb Colonial will also deduct from each premium a charge currently equal to 1.25% to cover the estimated cost to Chubb Colonial of the federal income tax treatment of the Group Policies' and Certificates' deferred acquisition costs (the "federal DAC tax charge"). Chubb Colonial has determined that this charge is reasonable in relation to Chubb Colonial's increased federal income tax burden under the Code resulting from the receipt of premiums. Chubb Colonial will not increase this charge under outstanding Group Policies and Certificates, but reserves the right, subject to any required regulatory approval, to change this charge for Group Policies and Certificates thereunder not yet issued in order to correspond with changes in the DAC tax.


     Chubb Colonial will deduct a sales charge of 3% from each premium payment to compensate Chubb Colonial for the cost of selling the Certificates. The cost of selling the Certificates includes, among other things, agents' commissions, commission overrides, advertising and the printing of prospectuses and sales literature. Under normal circumstances, the amount of this charge, plus the Surrender Charge discussed below, are expected to compensate Chubb Colonial for total sales expenses for that year. To the extent sales expenses in any one Certificate year are not recovered by this 3% sales charge and the sales charge imposed upon surrenders or withdrawals during the first five Certificate years, the sales expenses may be recovered from other sources, including surplus, which may include profits, if any, from the mortality and expense Risk Charge.


     Monthly Deduction.   On each Monthly Anniversary Date and on the
Certificate Date, Chubb Colonial will deduct from the Accumulation Value of a Certificate an amount to cover certain charges and expenses incurred in connection with the Certificate. The amount of the monthly deduction is equal to the cost of insurance for the Certificate as described below, and the cost of any optional benefits added by rider. The amount deducted will be deducted pro rata from each of the Divisions and the General Account, excluding the amount held in the General Account as loan collateral, in which the Certificate Owner is invested.

     The cost of insurance is determined on a monthly basis, and is determined separately for the initial Specified Amount and each subsequent increase in the Specified Amount. The monthly current cost of insurance rate is based on the sex, Issue Age, Certificate year, smoking status and rating class of the Insured(s), Specified Amount, Death Benefit option and applicable corridor percentage.

     The cost of insurance is calculated as (i) multiplied by the result of (ii) minus (iii) where:

     (i) is the cost of insurance rate as described in the Cost of Insurance Rates provision contained in the Certificate.

     (ii) is the Death Benefit at the beginning of the Certificate month divided by 1.00327374, to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4% that is applicable to the General Account portion of the Certificate; and

     (iii) is the Accumulation Value at the beginning of the Certificate month.

     If the corridor percentage is applicable, the Death Benefit used in the foregoing calculation will reflect the corridor percentage. The cost of insurance charge is not affected by the death of the first Insured to die under Colonial Heritage II.


     The monthly cost of insurance rate will be determined by Chubb Colonial based upon expectations as to future mortality experience, but can never exceed the rates shown in the table of Monthly Guaranteed Cost of Insurance Rates set forth in the Certificate. Such guaranteed maximum rates are based on the Commissioner's 1980 Standard Ordinary Mortality Table.


     A guaranteed Monthly Deduction Adjustment will be calculated at the beginning of each Certificate year. The Monthly Deduction Adjustment will be allocated between the Divisions and the General Account in the same proportion as premium payments. The Adjustment is calculated as (i) multiplied by the result of (ii) minus (iii) minus (iv), but not less than zero, where:

     (i)   is a factor that varies by Specified Amount as follows:

                Under $5,000,000............  .0001250
                $5,000,000 to $9,999,999....  .0002500
                $10,000,000 to $14,999,999..  .0003750
                $15,000,000 and Above.......  .0004583

     (ii) is an amount no greater than the Accumulation Value at the beginning of the Certificate year, and guaranteed to be at least the Accumulation Value at the beginning of the Certificate year less any unloaned funds in the General Account;

     (iii) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro-rata basis for any increase in Specified Amount; and

     (iv) is the outstanding Type A loan balance at the beginning of the Certificate year. See "CASH VALUE BENEFITS--Certificate Loans" for a description of Type A loans.


     The Monthly Deduction Adjustment is the mechanism whereby Chubb Colonial annually evaluates its mortality risk exposure on individual Certificates based on, among other factors, the proceeds from all mortality charges, including the cost of insurance charge and the mortality risk portion of the Risk Charge. The insurance charges are set at rates designed to cover total anticipated mortality experience, i.e., Death Benefit payments, taking into consideration the risk that actual experience may exceed Chubb Colonial's expectation. Of course, as the amount at risk under any one Certificate decreases, i.e., Accumulation Value increases, Chubb Colonial's exposure on such Certificate will be reduced. Moreover, Chubb Colonial's risk decreases as the Specified Amount increases. The Monthly Deduction Adjustment formula factors in Accumulation Value and Specified Amount. Thus, the Monthly Deduction Adjustment may be translated into a net reduction of the Risk Charge which is applied to the Accumulation Value. As shown in the following table, the Monthly Deduction Adjustment may be expressed as a reduction in the mortality portion of the Risk Charge, discussed below.

                                                                    Mortality  Mortality
                                                         Monthly       Risk       Risk     Effective
                                            Mortality   Deduction     Charge     Charge    Mortality
                                               Risk      Adjust-      Below      Above        Risk
             Specified Amount                 Charge       ment        GSP*       GSP*       Charge
             ----------------                 ------       ----        ----       ----       ------
           $500,000--$4,999,999                .55%        .15%        .55%       .40%       .475%
           $5,000,000--$9,999,999              .55%        .30%        .55%       .25%        .40%
           $10,000,000--$14,999,999            .55%        .45%        .55%       .10%       .325%
           $15,000,000 and Above               .55%        .55%        .55%        .0%       .275%

------------
* Assumes that Accumulation Value, less any Type A loans, at the beginning of the Certificate year is twice the Guideline Single Premium ("GSP").


     Risk Charge.   Chubb Colonial will also assess a charge on a daily basis
against each Division at an annual rate of .65% of the value of the Division to compensate Chubb Colonial for its assumption of certain mortality and expense risks in connection with the Certificate. Specifically, Chubb Colonial bears the risk that the total amount of Death Benefit payable under the Certificate will be greater than anticipated and Chubb Colonial also assumes the risk that the actual cost incurred by it to administer the Certificate will not be covered by charges assessed under the Certificate.


     Surrender Charge.   Upon surrender during the first five Certificate years,
Chubb Colonial will assess a contingent deferred sales charge. This contingent deferred sales charge will be 5% of first year premiums for surrender during the first Certificate year, 4% of first year premiums for surrender during the second Certificate year, 3% of first year premiums for surrender during the third Certificate year, 2% of first year premiums for surrender during the fourth Certificate year and 1% of first year premiums for surrender during the fifth Certificate year. There is no Surrender Charge assessed for surrender after the fifth Certificate year. A pro rata portion of any Surrender Charge will be assessed upon a withdrawal. The Certificate's Accumulation Value will be reduced by the amount of any withdrawal plus any applicable pro-rata Surrender Charge.


     The Surrender Charge helps to compensate Chubb Colonial for the cost of selling the Certificates, including the cost of advertising and the printing of the Prospectus and sales literature.

     Administrative Fees.   An administrative fee equal to $100 is imposed for
each transfer among the Divisions or the General Account, after the first 12 transfers in a Certificate year and except for the transfer of the initial Net Premium payments, plus interest, from the General Account on the Allocation Date, loan repayments and transfers pursuant to the Dollar Cost Averaging and Automatic Portfolio Re-Balancing features. For withdrawals, an administrative fee equal to $100 will be charged. All administrative fees are no greater than the anticipated expenses of providing such services.


     Other Charges. Chubb Colonial also reserves the right to charge the assets of each Division to provide for any income taxes or other taxes payable by Chubb Colonial on the assets attributable to that Division. An investment advisory fee for services provided by the Trust's investment manager and sub-investment adviser and certain other operating expenses are deducted from the assets of each Portfolio of the Trust. See "CHUBB SERIES TRUST".

                        CERTIFICATE BENEFITS AND RIGHTS


     Death Benefits. So long as it remains in force, Chubb Colonial Heritage I provides for the payment of life insurance proceeds upon the death of the Insured and Chubb Colonial Heritage II provides for a Death Benefit payable upon the death of the last surviving Insured. Proceeds will be paid to a named Beneficiary or contingent Beneficiary. One or more Beneficiaries or contingent Beneficiaries may be named. Life insurance proceeds may be paid in a lump sum or under an optional payment plan. (See "SETTLEMENT OPTIONS" below.) Proceeds of the Certificate will be reduced by any outstanding Certificate Debt and any due and unpaid charges and increased by any benefits added by rider. Proceeds that are payable in a lump sum will be increased to include interest as required by applicable state law. Proceeds will ordinarily be paid within seven days after Chubb Colonial receives due Proof of Death. Under Chubb Colonial Heritage II, due Proof of Death must also be submitted at the time of the first death.


     A Certificate Owner will make in the initial application two elections to determine the Death Benefit under the Certificate. First, the Certificate Owner will choose one of two Death Benefit options offered under the Certificate. Second, the Certificate Owner will choose the Death Benefit qualification test, which is the method for qualifying the Certificate as a life insurance contract for purposes of Federal tax law. If no Death Benefit qualification test or option is designated, the guideline premium test under Option I, as described below, will be assumed by Chubb Colonial to have been selected.

     The amount of life insurance proceeds payable under a Certificate will depend upon the option in effect, as follows:

     Option I: For Certificates issued pursuant to the cash value accumulation test, the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value of the Certificate at the date of death multiplied by the corridor percentage, as described below. For Certificates issued pursuant to the guideline premium test, the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value of the Certificate at the date of death multiplied by the corridor percentage, as described below.

     Option II: The Death Benefit equals the current Specified Amount plus the Accumulation Value of the Certificate on the date of death. For Certificates issued pursuant to the cash value accumulation test, the Death Benefit will not be less than the Accumulation Value on the date of death multiplied by the corridor percentage, as described below. For Certificates issued pursuant to the guideline premium test, the Death Benefit will not be less than the Accumulation Value multiplied by the corridor percentage, as described below.

     Option I emphasizes the impact of investment experience on Accumulation Value rather than insurance coverage because the Specified Amount and the Death Benefit, generally, remain stable. Under Option I, as Accumulation Value increases and the Death Benefit does not increase, the amount at risk decreases. Thus, the cost of insurance charges are imposed on a decreasing amount. Option II emphasizes insurance coverage because favorable investment experience adds to the Accumulation Value that provides an addition to the total Death Benefit. Under Option II, favorable investment experience does not reduce the amount at risk upon which cost of insurance charges are based.

     The corridor percentage is a minimum ratio of Death Benefit to Accumulation Value required pursuant to the cash value corridor test under Section 7702 of the Code. The Certificate Owner has the option to select this minimum corridor percentage under the Code or an alternative corridor percentage that produces a higher corridor percentage beginning in Certificate year 25 which grades back to the minimum corridor percentage at the Maturity Date. Use of the alternative corridor percentage results in a higher ratio of Death Benefit to Accumulation Value than that resulting from the use of the minimum corridor percentage beginning in Certificate year 25. This higher ratio then gradually reduces until, by the Maturity Date, it is equal to the ratio produced by use of the minimum corridor percentage. Although use of the alternative corridor percentage results in a higher Death Benefit than the minimum corridor percentage beginning in Certificate year 25, this higher Death Benefit results in higher cost of insurance charges which has the effect of reducing Accumulation Value and consequently future Death Benefits.

     The Certificate Owner will also choose from two Death Benefit qualification tests available under a Certificate. Once elected, the Death Benefit qualification test cannot be changed for the duration of the Certificate. The available Death Benefit qualification test cannot be changed for the duration of the Certificate. The available Death Benefit qualification tests are the cash value accumulation test and the guideline premium test.

     Generally, the cash value accumulation test requires that under the terms of a Certificate, the Death Benefit must be sufficient so that the cash surrender value, as defined in Section 7702 of the Internal Revenue Code, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. If the Accumulation Value under a Certificate is at any time greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be incrased automatically by multiplying the Accumulation Value by the corridor percentage computed in compliance with the Code. A list of representative corridor percentages is set forth in Appendix A to this Prospectus. The corridor percentages under the Certificate vary according to the Age, sex, and underwriting classification of the Insured(s), and the resulting Death Benefit determined by using the corridor percentage will be at least equal to the amount required for the Certificate to be deemed life insurance under Section 7702. The corridor percentage is calculated using a four percent interest rate, or, if higher, the contractually guaranteed interest rate and using mortality charges specified in the prevailing Commissioner's standard table as of the time the Certificate is issued.

     The guideline premium test limits the amount of premiums payable under a Certificate to a certain amount for an Insured of a particular age and sex. The test also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value. A complete list of corridor percentages is set forth in Appendix B to this Prospectus.


     There are two main differences between the guideline premium test and the cash value accumulation test. First, the guideline premium test limits the amount of premium that may be paid into a Certificate. No such limits apply under the cash value accumulation test. (However, any premium that wouild incrase the net amount at risk is subject to evidence of insurability satisfactory to Chubb Colonial.) Second, the factors that determine the minimum Death Benefit relative to the Certificate's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test than under the guideline premium test. Certificate Owners who desire to pay premiums in excess of the guideline premium test limitations should elect the cash value accumulation test. Certificate Owners who do not desire to pay premiums in excess of the guideline premium test limitations should consider the guideline premium test. Applicants for a Certificate should consult a qualified tax adviser in choosing a Death Benefit election.

     The following examples demonstrate the determination of Death Benefits under Options I and II for the cash value accumulation test and the guideline premium test. The examples show a Chubb Colonial Heritage I certificate and a Chubb Colonial Heritage II certificate, with the same Specified Amounts and Accumulation Values. The Chubb Colonial Heritage I example assumes a Certificate was issued to a male, non-smoker Insured, Age 45 at the time of calculation of the Death Benefit and that there is no outstanding Certificate Debt. The Chubb Colonial Heritage II example considers a Certificate issued to one male and one female, both non-smokers, and both Age 45. The certificate is in its tenth certificate year without any outstanding Certificate Debt and with both insureds having attained age 55.

                           Chubb Colonial Heritage I

                              Cash Value         Guideline
                          Accumulation Test     Premium Test
                          -----------------     ------------
Specified Amount              1,000,000           1,000,000
Accumulation Value              500,000             500,000
Corridor Percentage                 314%                215%


Death Benefit Option I                       1,570,000               1,075,000
Death Benefit Option II                      1,570,000               1,500,000

                          Chubb Colonial Heritage II

Specified Amount                             2,000,000               2,000,000
Accumulation Value                           1,000,000               1,000,000
Corridor Percentage                                306%                    150%
Death Benefit Option I                       1,530,000               2,000,000
Death Benefit Option II                      3,060,000               3,000,000



     The Death Benefit option in effect may be changed by sending Chubb Colonial a written request for change. The effective date of the change will be the first Monthly Anniversary Date that coincides with or next follows the Date of Receipt of such request. If the Death Benefit option is changed from Option II to Option I, the Specified Amount will be increased by the Certificate's Accumulation Value on the effective date of the change. Conversely, if the Death Benefit option is changed from Option I to Option II, the Specified Amount will be decreased by the Certificate's Accumulation Value on the effective date of the change. Evidence of insurability satisfactory to Chubb Colonial will be required on a change from Option I to Option II. A change in the Death Benefit option may not be made if it would result in a Specified Amount which is less than a minimum Specified Amount of $250,000 on Chubb Colonial Heritage I and $500,000 on Chubb Colonial Heritage II. A change in Death Benefit options will affect the cost of insurance.


     After a Certificate has been in force for one year, the Certificate Owner may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. The increase or decrease must be at least $250,000 on Chubb Colonial Heritage I and $500,000 on Chubb Colonial Heritage II. To make a change, the Certificate Owner must send a written request and the Certificate to Chubb Colonial's Service Center. Any change in the Specified Amount will affect a Certificate Owner's cost of insurance charge. An increase in the Specified Amount will affect the determination of the amount available for a Type A loan, as explained below, and will affect the Monthly Deduction Adjustment, if any. Decreases in the Specified Amount may affect the Monthly Deduction Adjustment but will have no affect on the determination of the amount available for a Type A loan. Any decrease in the Specified Amount will become effective on the Monthly Anniversary Date after the Date of Receipt of the request. Any decrease in Specified Amount will first apply to coverage provided by the most recent Specified Amount increase, then to the next most recent increases successively and finally to the coverage under the original application. By applying decreases in this manner, savings, generally, may be realized by a Certificate Owner since additional costs and limitations associated with increases in Specified Amounts would be eliminated first.


     To apply for an increase in the Specified Amount, a supplemental application must be completed and evidence satisfactory to Chubb Colonial that each Insured is insurable must be submitted. Any approved increase in the Specified Amount will become effective on the date shown in the Supplemental Certificate Specifications Page. Such increase will not become effective, however, if the Certificate's Cash Value is insufficient to cover the deduction for the cost of the increased insurance for the Certificate month following the increase. Such an increase may require a payment or future increased Planned Periodic Premiums.

     GUARANTEED DEATH BENEFIT.   The Certificate Owner may add a Guaranteed
Death Benefit Rider to the Certificate under which the Death Benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge for this Death Benefit Rider. See "Optional Insurance Benefits".

     Combined Requests.   Certificate Owners may combine requests for changes in
the Specified Amount and the Death Benefit option and requests for withdrawals. The requirements and limitations that apply to each change will apply to the combined transactions, including any required evidence of insurability, Specified Amount and premium limitations, effectiveness on the Monthly Anniversary Date following the Date of Receipt of the request, and the sufficiency of Cash Value to keep the Certificate in force for the month following the transaction.

     The effect of a combined transaction on the cost of insurance, the amount of the Death Benefit proceeds and the premium limitations will be the net result of such effects for each such transaction considered separately. Certificate Owners should consider the net result of a combined transaction in light of insurance needs, financial circumstances and tax consequences.


     Maturity of the Certificate. As long as the Certificate remains in force, Chubb Colonial will pay the Certificate's Cash Value, less outstanding Certificate Debt, if any, on the Maturity Date. Benefits at maturity may be paid in a lump sum or under an optional payment plan. The Maturity Date is the date shown in the Certificate. To change the Maturity Date, a written request and the Certificate must be sent to Chubb Colonial's Service Center. The Date of Receipt for any request must be before the Maturity Date then in effect. The requested Maturity Date must be (i) on a Certificate anniversary, (ii) at least one year from the Date of Receipt of the request, (iii) after the tenth Certificate year and (iv) on or before the Certificate anniversary nearest to the Insured's 100th birthday for Chubb Colonial Heritage I and the younger Insured's 100th birthday for Chubb Colonial Heritage II.

     Optional Insurance Benefits. Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Certificate by rider. More detailed information concerning such riders may be obtained from the agent selling the Certificate. Additional riders, developed after the effective date of this Prospectus, may also be available as optional insurance benefits to the Certificate. The agent selling the Certificate should be consulted regarding the availability of any such additional riders. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. See "CHARGES AND DEDUCTIONS."

     (a) Guaranteed Death Benefit Rider.   This rider guarantees that the
Certificate will stay in force with a Death Benefit equal to the Specified Amount, even if the Cash Value less Certificate Debt is not sufficient to pay the monthly deduction, provided that cumulative premiums paid, less loans and withdrawals, are greater than or equal to the guaranteed death benefit premium multiplied by the number of months the Certificate has been in force. This cumulative premium requirement must be met at all times for the rider to stay in force. A monthly charge of $.01 per $1,000 of Specified Amount will be deducted from the Certificate's Accumulation Value.

     (b) Automatic Increase Rider.   This rider allows for scheduled annual
increases in Specified Amount of from 1% to 7%, subject to certain limitations set forth in the rider. There is a monthly charge per unit of Specified Amount which varies by Issue Age on Colonial Heritage I and by Joint Equal Age at issue on Colonial Heritage II.


     (c) Certificate Exchange Option Rider. This rider is available on Colonial Heritage II provided both Insureds are insurable. It allows Chubb Colonial Heritage II to be exchanged for two individual Chubb Colonial Heritage I Certificates, without evidence of insurability, each with a face amount equal to one half of the Death Benefit under Chubb Colonial Heritage II at the time of exchange, upon the Insureds' divorce or the occurrence of certain federal tax law changes as specified in the rider. There is no charge for this rider.

     (d) Extension of Maturity Date Rider.   This rider allows the Certificate
Owner to extend the original Maturity Date of the Certificate under the terms set forth in the rider.

     (e) Exchange of Insured Rider. This benefit is available under Chubb Colonial Heritage I, and provides that the Certificate may be exchanged for a reissued certificate on the life of a substitute insured, subject to the conditions stated in the rider. A charge of $150 will be assessed for exercising the option. See "FEDERAL TAX MATTERS."

     Settlement Options.   In addition to a lump sum payment of benefits under
the Certificate, any proceeds to be paid under the Certificate may be paid in any of four methods. A settlement option may be designated by notifying Chubb Colonial in writing. A lump sum payment of proceeds under the Certificate will be made if a settlement option is not designated. Any amount left with Chubb Colonial for payment under an optional payment plan will be transferred to the account of the Beneficiary in the General Account on the date Chubb Colonial receives written instructions. During the life of the Insured, the Certificate Owner may select a plan. If a payment plan has not been chosen at the time the Death Benefit becomes payable, a Beneficiary can choose a plan. If a Beneficiary is changed, the payment plan selection will no longer be in effect unless the Certificate Owner requests that it continue. An option may be elected only if the amount of the proceeds is $2,000 or more. Chubb Colonial reserves the right to change the interval of payments to 3, 6 or 12 months, if necessary, to increase the guaranteed payments to at least $20 each.
  Option A.

     Installments of a specified amount.   Payments of an agreed amount to be
made each month until the proceeds and interest are exhausted.

  Option B.

     Installments for a specified period.   Payments to be made each month for
an agreed number of years.

  Option C.

     Life income.   Payments to be made each month for the lifetime of the
payee. It is guaranteed that payments will be made for a minimum of 10, 15, or 20 years, as agreed upon.

  Option D.


     Interest.   Payment of interest on the proceeds held by Chubb Colonial calculated at the compound rate of 3% per year. Interest payments will be made at 12, 6, 3 or 1 month intervals, as agreed upon.


     The interest rate for Options A, B, and D will not be less than 3% per year. The interest rate for Option C will not be less than 2 1/2% per year. Interest in addition to that stated may be paid or credited from time to time under any option, but only in the sole discretion of Chubb Colonial.


     Unless otherwise stated in the election of an option, the payee of Certificate benefits shall have the right to receive the withdrawal value under that option. For Options A and D, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. To receive this value under Option C, the payee must submit evidence of insurability acceptable to Chubb Colonial. Otherwise, the withdrawal value shall be the commuted value of any remaining guaranteed payments. If the payee should be alive at the end of the guaranteed period, the payment will be resumed on that date. The payment will then continue for the lifetime of the payee.

     If a payee of Certificate benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Certificate.

                       CALCULATION OF ACCUMULATION VALUE

     The Certificate provides for an Accumulation Value, which will be determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. The Certificate's Accumulation Value in the Divisions is calculated by units and unit values under the Certificates, as described below. The Certificate's Accumulation Value will reflect a number of factors, including the investment experience of the Divisions that are invested in the Portfolios, any additional net premiums paid, any withdrawals, any Certificate loans, and any charges assessed in connection with the Certificate. Accumulation Values in Separate Account D are not guaranteed as to dollar amount.

     On the Allocation Date, the Accumulation Value in Separate Account D is the initial premium payments, reduced by the state tax charge, the federal DAC tax charge and the sales charge, plus interest earned prior to the Allocation Date, and less the monthly deduction for the first Certificate month. On the Allocation Date, the initial number of units credited to Separate Account D for the Certificate will be established. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is (i) plus (ii) plus (iii) minus (iv) minus (v) where:

     (i) is the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, as described below, for the current Valuation Period,

     (ii) is any Net Premium received during the current Valuation Period which is allocated to the Division,

     (iii) is all Accumulation Values transferred to the Division from another Division or the General Account during the current Valuation Period,

     (iv) is the Accumulation Values transferred from the Division to another Division or the General Account and Accumulation Values transferred to secure a Certificate loan during the current Valuation Period, and

     (v) is all withdrawals from the Division during the current Valuation
Period.

     In addition, whenever a Valuation Period includes the Monthly Anniversary Date, the Accumulation Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Division.

     The Certificate's total Accumulation Value in Separate Account D equals the sum of the Certificate's Accumulation Value in each Division thereof.

     Unit Values.   Units are credited to a Certificate Owner upon allocation of
Net Premiums to a Division. Each Net Premium payment allocated to a Division will increase the number of units in that Division. Both full and fractional units are credited. The number of units and fractional units is determined by dividing the Net Premium payment by the unit value of the Division to which the payment has been allocated. The unit value of each Division is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each Division's units will vary depending upon the investment performance of the corresponding Portfolio of the Trust.

     Certain transactions affect the number of units in a Division under a Certificate. Loans, surrenders and withdrawals, withdrawal and transfer fees and charges, the Surrender Charge, and monthly deductions involve the redemption of units and will decrease the number of units. Transfers of Accumulation Value among Divisions will reduce or increase the number of units in a Division, as appropriate.

     The unit value of each Division's units initially under the Certificates was $10.00. Thereafter, the unit value of a Division on any Valuation Date is calculated by multiplying (1) by (2) where:

     (1) is the Division's unit value on the previous Valuation Date; and

     (2) is the net investment factor for the Valuation Period then ended.

     The unit value of each Division's units on any day other than a Valuation Date is the unit value as of the next Valuation Date and is used for the purpose of processing transactions.

     Net Investment Factor.   The net investment factor measures the investment
experience of each Division and is used to determine changes in unit value from one Valuation Period to the next Valuation Period. The net investment factor for a Valuation Period is (i) divided by (ii) minus (iii) where:


     (i) is (a) the value of the assets of the Division at the end of the preceding Valuation Period, plus (b) the investment income and capital gains, realized or unrealized, credited to the assets of the Division during the Valuation Period for which the net investment factor is being determined, minus
(c) capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (d) any amount charged against the Division for taxes or any amount set aside during the Valuation Period by Chubb Colonial to provide for taxes attributable to the operation or maintenance of that Division, and

     (ii) is the value of the assets of the Division at the end of the preceding Valuation Period, and

     (iii) is a charge no greater than .0017808% on a daily basis. This corresponds to .65% on an annual basis for mortality and expense risks.


                              CASH VALUE BENEFITS

     So long as it remains in force, the Certificate provides for certain benefits prior to the Maturity Date. Subject to certain limitations, the Certificate Owner may at any time obtain Cash Value by surrendering the Certificate or making withdrawals from the Certificate. The Cash Value equals the Accumulation Value less any Surrender Charge. In addition, the Certificate Owner has certain Certificate loan privileges under the Certificate.


     Surrender Privileges.   As long as the Certificate is in force, a
Certificate Owner may surrender the Certificate or make a withdrawal from the Certificate at any time by sending a written request along with the Certificate to Chubb Colonial. See "FEDERAL TAX MATTERS--Certificate Proceeds."

     The surrender value of the Certificate equals the Cash Value less any outstanding Certificate Debt. The amount payable upon surrender of the Certificate is the surrender value at the end of the Valuation Period during which the request is received. The surrender value may be paid in a lump sum or under one of the optional payment plans specified in the Certificate. Proceeds will generally be paid within seven days of the Date of Receipt of a request for surrender or withdrawal. See "CERTIFICATE BENEFITS AND RIGHTS--Settlement Options."

     A Certificate Owner can obtain a portion of the Certificate's Cash Value by withdrawal of Cash Value from the Certificate. A withdrawal from a Certificate is subject to the following conditions:

     A. The amount withdrawn may not exceed the Cash Value less any outstanding Certificate Debt.

     B. The minimum amount that may be withdrawn is $5,000.

     C. A charge of $100 will be deducted from the amount of each withdrawal.

     Withdrawals generally will affect the Certificate's Accumulation Value, Cash Value and the life insurance proceeds payable under the Certificate. The Certificate's Cash Value will be reduced by the amount of the withdrawal. The Certificate's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro-rata Surrender Charge. Life insurance proceeds payable under the Certificate will generally be reduced by the amount of the withdrawal plus any applicable pro-rata Surrender Charge, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. See "CERTIFICATE BENEFITS AND RIGHTS--Combined Requests".


     Under Option I, which provides for life insurance proceeds equal to the greater of the Specified Amount or the Accumulation Value of the Certificate at the date of death multiplied by the corridor percentage, the Specified Amount will be reduced by the amount of the withdrawal plus any applicable pro-rata Surrender Charge. The Specified Amount remaining after a withdrawal may not be less than $250,000 for Chubb Colonial Heritage I and $500,000 for Chubb Colonial Heritage II. As a result, Chubb Colonial will not effectuate any withdrawal that would reduce the Specified Amount below these minimums. If increases in Specified Amount previously have occurred, a withdrawal will first reduce the Specified Amount of the most recent increase, then the most recent increases successively, then the coverage under the original application. If the life insurance proceeds payable under either Death Benefit option, both before and after the withdrawal, is the Accumulation Value multiplied by the corridor percentage, a withdrawal generally will result in a reduction in life insurance proceeds equal to the amount paid upon withdrawal, multiplied by the corridor percentage then in effect.

     Under Option II, which provides for life insurance proceeds equal to the Specified Amount plus Accumulation Value, a reduction in Accumulation Value as a result of a withdrawal will typically result in a dollar per dollar reduction in the life insurance proceeds payable under the Certificate.

     A Certificate Owner may allocate a withdrawal among the Divisions and the General Account. If no such allocation is made, a withdrawal will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account, less any Certificate Debt bears to the total Accumulation Value of the Certificate, less any Certificate Debt, on the date of withdrawal. See "FEDERAL TAX MATTERS--Certificate Proceeds".


     Certificate Loans.   So long as the Certificate remains in force, a
Certificate Owner may borrow money from Chubb Colonial at any time after the first Certificate anniversary using the Certificate as the only security for the loan. Loans have priority over the claims of any assignee or any other person. Generally, the maximum loan amount is 90% of the Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding Certificate Debt.


     Proceeds of Certificate loans ordinarily will be disbursed within seven days from the Date of Receipt of a request for a loan by Chubb Colonial, although payments may be postponed under certain circumstances. See "OTHER MATTERS--Postponement of Payments". Chubb Colonial may, in its discretion, permit loans to be made by telephone if the proper authorization form is on file with Chubb Colonial. So long as the Certificate remains in force, the loan may be repaid in whole or in part without penalty at any time while an Insured is living.

     When a Certificate loan is made, a portion of the Certificate's Accumulation Value sufficient to secure the loan will be transferred to the General Account. A Certificate loan removes the proceeds from the investment experience of Separate Account D which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. Any loan interest that is due and unpaid will also be so transferred. Accumulation Value equal to Certificate Debt in the General Account will accrue interest daily at an annual rate of 6%. The Certificate Owner may allocate a Certificate loan among the Divisions and the General Account. If no such allocation is made the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Certificate Debt bears to the total Accumulation Value of the Certificate, less Certificate Debt, on the date of the loan.


     Chubb Colonial will charge interest on any outstanding Certificate loan with such interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of Accumulation Value held in the General Account to secure loans. The unloaned Type A balance is the Cash Value, less the threshold, and less the sum of any outstanding Type A loans. The threshold is the

Guideline Single Premium for this certificate at issue as defined in Section 7702 of the Internal Revenue Code of 1986 entitled "Life Insurance Contract Defined." Any other loans are Type B loans. A Type B loan is charged an interest rate of 6.85%. It is possible for one loan request to result in both a Type A and a Type B loan. A request for a loan will be granted first as a Type A loan, to the extent available, and then as a Type B loan. Once a Certificate loan is granted, it remains a Type A or Type B until it is repaid. Increases in the Specified Amount will affect the determination of the amount available for a Type A loan; however, decreases in the Specified Amount will not have any such effect. Interest is due and payable at the end of each Certificate year, and any interest not paid when due becomes loan principal.

     Where applicable, loans are subject to conditions and requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"), as well as the terms of any retirement plan in connection with which the Certificate has been purchased. The ERISA rules relating to loans are complex and vary depending on the individual circumstances of each Certificate. Employers and Certificate Owners should consult with qualified advisers before exercising the loan privileges.


     Certificate Debt equals the total of all outstanding Certificate loans and accrued interest on Certificate loans. If Certificate Debt exceeds Cash Value, Chubb Colonial will notify the Certificate Owner and any assignee of record. A payment at least equal to the amount of excess Certificate Debt above the Cash Value must be made to Chubb Colonial within 61 days from the date Certificate Debt exceeds Cash Value, otherwise, the Certificate will lapse and terminate without value. In such event, the Certificate Owner may be taxed on the total appreciation under the Certificate. The Certificate may, however, later be reinstated, subject to satisfactory proof of insurability and the payment of a reinstatement premium. See "THE CERTIFICATES--Reinstatement".

     So long as the Certificate remains in force, Certificate Debt may be repaid in whole or in part at any time during an Insured's life. If there is any existing Certificate Debt, premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, will be applied as premium. Premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, will first be applied as Certificate loan repayments, then as premium when the Certificate Debt is repaid. For Certificate Owners with both Type A and Type B loans, repayments of the loan will be applied first to Type B loans and then to Type A loans. Upon repayment, the Certificate's Accumulation Value securing the repaid portion of the debt in the General Account will be transferred to the Divisions and the General Account using the same percentages used to allocate Net Premiums. Any outstanding Certificate Debt is subtracted from life insurance proceeds payable at the Insured's or last surviving Insured's death, from Accumulation Value upon surrender, and from Cash Value payable on the Maturity Date.


                                 OTHER MATTERS


     Voting Rights. To the extent required by law, Chubb Colonial will vote the Trust shares held in the various Divisions at regular and special shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in Separate Account D. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change and, as a result, Chubb Colonial determines that it is permissible to vote the Trust shares in its own right, it may elect to do so. The number of votes on which each Certificate Owner has the right to instruct will be determined by dividing the Certificate's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests, or as otherwise required by law. Fractional shares will be counted. The number of votes on which the Certificate Owner has the right to instruct will be determined as of the date coincident with the date established by the Trust for determining shareholders eligible to vote at the meeting of the Trust. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Trust. Chubb Colonial will vote Trust shares as to which no instructions are received in proportion to the voting instructions which are received with respect to all Certificates participating in the Trust in accordance with applicable law. Each person having a voting interest will receive proxy material, reports and other materials relating to the Trust. The shares held by Chubb Colonial, including shares for which no voting instructions have been received, shares held in Separate Account D representing charges imposed by Chubb Colonial against Separate Account D under the Certificates and shares held by Chubb Colonial that are not otherwise attributable to Certificates, will also be voted by Chubb Colonial in proportion to instructions received from the owners of variable life insurance Certificates funded through Separate Account D. Chubb Colonial reserves the right to vote any or all such shares at its discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.


     Chubb Colonial may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Trust or disapprove an investment advisory contract of the Trust. In addition, Chubb Colonial may disregard voting instructions in favor of changes initiated by a Certificate Owner in the investment policies or the investment adviser of the Trust if Chubb Colonial reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Chubb Colonial determined that the change would be inconsistent with the investment objectives of Separate Account D or would result in the purchase of securities for Separate Account D which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by Chubb Colonial or any affiliate of Chubb Colonial which have similar investment objectives. In the event that Chubb Colonial does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to the Certificate Owner.


     Additions, Deletions or Substitutions of Investments.    Chubb Colonial
reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of the Trust should no longer be available for investment or if, in the judgment of Chubb Colonial's management, further investment in shares of the Trust should become inappropriate in view of the purposes of the Certificate, Chubb Colonial may substitute shares of any other investment company for shares already purchased, or to be purchased in the future under the Certificates. No substitution of securities will take place without notice to and consent of Certificate Owners and without prior approval of the Commission, all to the extent required by the 1940 Act. Any surrender of a Certificate due to a change in a Portfolio's investment policy will incur any applicable Surrender Charges.

     Each class of Trust shares is subject to certain investment restrictions which may not be changed without the approval of the majority of the holders of such class. See the accompanying Prospectus for the Trust.


     Annual Report.   Each year a report will be sent to the Certificate Owner
which shows the current Accumulation Value, Cash Value, premiums paid and all charges since the last annual report as well as the balance of outstanding Certificate loans. Chubb Colonial will also send to the Certificate Owner the reports required by the 1940 Act.

     Confirmation.   Confirmation notices (or other appropriate notification)
will be mailed promptly at the time of the following transactions:

     (1) Certificate issue;

     (2) receipt of premium payments;

     (3) initial allocation among Divisions on the Allocation Date;

     (4) transfers among Divisions;

     (5) change of premium allocation;

     (6) change between Option I and Option II;

     (7) increases or decreases in Specified Amount;

     (8) withdrawals, surrenders or loans;

     (9) receipt of loan repayments; and

     (10) reinstatements; and

     (11) redemptions due to insufficient funds.


     Limitation on Right to Contest.   Chubb Colonial will not contest or revoke
the insurance coverage provided under the Certificate, except for any subsequent increase in Specified Amount, after the Certificate has been in force during the lifetime of each Insured for a period of two years from the date it is issued. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of each Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.



     Misstatements.   If the age or sex of an Insured has been misstated in an
application, including a reinstatement application, Chubb Colonial will adjust the benefits payable to reflect the correct age or sex.


     Suicide.   The Certificate does not cover the risk of suicide within two years from the date the Certificate is issued or two years from the date of any increase in Specified Amount with respect to such increase, whether the Insured is sane or insane, unless otherwise specified by state law. In the event of suicide of any Insured within two years of the date the Certificate is issued, the only liability of Chubb Colonial will be a refund of premiums paid, without interest, less any Certificate Debt and less any withdrawal. In the event of suicide by any Insured within two years of an increase in Specified Amount, the only liability of Chubb Colonial with respect to the increase will be a refund of the cost of insurance for such increase.


     Under Chubb Colonial Heritage II, if the first death is by suicide and the surviving Insured is classified by Chubb Colonial as insurable on the Certificate Date, Chubb Colonial will issue, upon request of the Certificate Owner and without evidence of insurability, an individual Certificate providing coverage on the life of the surviving Insured equal to the coverage on the Insureds for which premiums or cost of insurance was refunded.


     Beneficiaries.   The original Beneficiaries and contingent Beneficiaries
are designated by the Certificate Owner on the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with Chubb Colonial. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds of the Certificate will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the Certificate Owner.

     Postponement of Payments.   Payment of any amount upon surrender,
withdrawal, Certificate loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Certificate Owners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practicable to determine the value of net assets in Separate Account D.


     Assignment.   Ownership of the Certificate can be assigned or the
Certificate can be assigned as collateral security. Chubb Colonial must be notified in writing if the Certificate has been assigned. Each assignment will be subject to any payments made or action taken by Chubb Colonial prior to its notification of such assignment. Chubb Colonial is not responsible for the validity of an assignment. A Certificate Owner's rights and the rights of the

Beneficiary may be affected by an assignment.


     Illustration of Benefits and Values.   The Certificate Owner may request
illustrations of Death Benefits, Accumulation Values and Cash Values at any time after the Certificate Date. Illustrations will be based on the existing Accumulation Value and Cash Value at the time of the request and both the maximum and the then current costs of insurance rates. Although Chubb Colonial does not currently charge a fee for such illustrations, it reserves the right to charge an administrative fee, not to exceed $25, to cover the cost of preparing the illustrations.


     Non-Participating Certificate.   The Certificate does not share in any
surplus distributions of Chubb Colonial. No dividends are payable with respect to the Certificate.


                              THE GENERAL ACCOUNT


Certificate Owners may allocate Net Premiums and transfer Accumulation Value to the General Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and Chubb Colonial has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the General Account. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


     General Description.   The General Account consists of all assets owned by
Chubb Colonial other than those in Separate Account D and other separate accounts which have been or may be established by Chubb Colonial. Subject to applicable law, Chubb Colonial has sole discretion over the investment of the assets of the General Account.


     A Certificate Owner may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to or from the Divisions and the General Account. The allocation or transfer of funds to the General Account does not entitle a Certificate Owner to share in the investment experience of the General Account. Instead, Chubb Colonial guarantees that Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Chubb Colonial is not obligated to credit interest at any higher rate, although Chubb Colonial may, in its sole discretion, do so.


     If the Certificate issued as applied for is not accepted or the "free look" is exercised, no interest will be credited and Chubb Colonial will retain any interest earned on the initial Net Premium.

     General Account Accumulation Value.   The Accumulation Value in the General
Account on the Allocation Date is equal to the portion of the Net Premium payments, plus interest earned, which have been paid and allocated to the General Account, less the portion of the first monthly deduction allocated to the General Account.


     Chubb Colonial guarantees that interest credited to each Certificate Owner's Accumulation Value in the General Account will not be less than an effective annual rate of at least 4%. Chubb Colonial may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE CERTIFICATE'S ACCUMULATION VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF CHUBB COLONIAL. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. Accumulation Value in the General Account that equals Certificate Debt will be credited interest daily at an effective annual rate of 6%. The Accumulation Value in the General Account will be calculated on each Monthly Anniversary Date of the Certificate, or on any other date with consistent adjustments.

     Chubb Colonial guarantees that, at any time prior to the Maturity Date, the Accumulation Value in the General Account will not be less than the amount of the Net Premiums allocated or Accumulation Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Chubb Colonial credits and any amounts transferred into the General Account, less the sum of all charges allocable to the General Account and any amounts deducted from the General Account in connection with withdrawals or transfers to Separate Account D.

     Determination of Charges.   The portion of the monthly deduction
attributable to the General Account will be determined as of the actual Monthly Anniversary Date, even if the Monthly Anniversary Date does not fall on a Valuation Date.


     Premium Deposit Fund.   As a convenience to Certificate Owners, Chubb
Colonial permits Certificate Owners to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rate of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be annually reported on Form 1099 to the Certificate Owner. An amount equal to the Planned Periodic Premium will be transferred on the Certificate date to pay premiums on the Certificate. Certificate Owners may withdraw all or part of the funds from the PDF at any time. No commissions are earned or paid until premium payments are made pursuant to transfers from the PDF.

              DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES


     The Group Policies and Certificates will be sold by individuals who, in addition to being licensed as life insurance agents for Chubb Colonial, are also registered representatives of Chubb Securities Corporation, the principal underwriter of the Certificates, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Chubb Securities Corporation is a New Hampshire corporation organized in 1969. Chubb Securities Corporation is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Each broker-dealer with whom Chubb Securities Corporation has executed a selling agreement will receive as a commission the full charge of 3% imposed on premiums. Any such broker-dealers will be registered under the Securities Exchange Act of 1934 and their representatives selling the Group Policies and Certificates will be authorized under applicable insurance laws and regulations to sell insurance products of this type. It is not expected that the compensation paid by Chubb Colonial in connection with such sales will exceed that described above for sales by Chubb Securities Corporation's registered representatives.


     Chubb Colonial and Separate Account D have entered into a Distribution Agreement with Chubb Securities Corporation which continues until terminated by any party on 60 days notice. Chubb Securities Corporation is not obligated to sell any specified amount of Certificates and may not assign its responsibilities under the Distribution Agreement. Chubb Colonial reimburses Chubb Securities Corporation for its expenses under the Distribution Agreement.



     Chubb Securities Corporation is engaged in the sale and distribution of various other securities, including other flexible premium variable life policies. It acts as principal underwriter for other flexible premium variable life policies and variable annuity contracts issued by Chubb Colonial and Chubb Life Insurance Company of America, Chubb Colonial's parent, and for the Chubb America Fund, Inc. and Chubb Investment Funds, Inc. mutual funds. It sells a number of mutual fund shares as well as shares of other securities and limited partnership interests in both public and private limited partnerships. Mutual fund shares available for sale by Chubb Securities Corporation are sold pursuant to non-exclusive selling agreements with the distributors of the mutual funds.

                       MANAGEMENT OF CHUBB COLONIAL


               Executive Officers and Directors of Chubb Colonial

                                   Directors

                             Principal Occupation and
                             ------------------------
Name                         Business Address
----                         ----------------
Ronald R. Angarella........  Senior Vice President
                             Chubb Life Insurance Company of America
                             (also serves as Senior Vice President of Chubb
                             Colonial Life Insurance Company)
                             One Granite Place
                             Concord, NH 03301
*Frederick H. Condon.......  Senior Vice President, General Counsel and
                             Secretary
                             Chubb Life Insurance Company of America
                             (also serves as Senior Vice President, General
                             Counsel and Secretary of Chubb Colonial Life
                             Insurance Company)
                             One Granite Place
                             Concord, NH 03301
*Charles C. Cornelio.......  Executive Vice President, Chief Administrative
                             Officer, Assistant Secretary
                             Chubb Life Insurance Company of America
                             (also serves as Executive Vice President,
                             Chief Administrative Officer and Assistant
                             Secretary of Chubb Colonial Life Insurance Company)
                             One Granite Place
                             Concord, NH 03301
*Dean R. O'Hare............  Chairman and Chief Executive Officer
                             The Chubb Corporation
                             (also serves as Chairman of Chubb Colonial Life
                             Insurance Company)
                             15 Mountain View Road
                             P.O. Box 1615
                             Warren, NJ 07061-1615
*Theresa M. Stone..........  President and Chief Executive Officer
                             Chubb Life Insurance Company of America
                             (also serves as President and Chief Executive
                             Officer of Chubb Colonial Life Insurance Company)
                             One Granite Place
                             Concord, NH 03301

*Richard V. Werner.........  Executive Vice President and Chief Financial
                             Officer Chubb Life Insurance Company of America (also serves as Executive Vice President and Chief Financial Officer of Chubb Colonial Life Insurance Company)
                             One Granite Place
                             Concord, NH 03301

*  Executive Officer of
=  ====================
 Chubb Colonial
==============

                   Executive Officers (Other Than Directors)

Name
----
Vincent G. Mace, Jr........  Senior Vice President and Group Actuary
Michael O'Reilly...........  Senior Vice President
Warren L. Reynolds.........  Senior Vice President
Paul J. Strong.............  Senior Vice President
John W. Wells..............  Senior Vice President
Arthur V. Anderson.........  Vice President and Corporate Actuary
Thomas M. Bodrogi..........  Vice President
Margaret O. Cain...........  Vice President
Rebecca M. Clark...........  Vice President
Ronald H. Emery............  Vice President
J. Michael Gannon..........  Vice President and Counsel
Ned I. Gerstman............  Vice President
Donald M. Kane.............  Vice President
Patrick A. Lang............  Vice President
Deborah A. Leitch..........  Vice President
Sandra M. MacIntyre........  Vice President
Edward C. Mackenzie........  Vice President
Donna L. Metcalf...........  Vice President
Thomas E. Murphy, Jr. MD...  Vice President
Kenneth L. Robinson, Jr....  Vice President

James M. Sandelli..........  Vice President
Russell C. Simpson.........  Vice President and Treasurer
William A. Spencer.........  Vice President
William H. Tate............  Vice President
John A. Thomas.............  Vice President
Ernest J. Tsouros..........  Vice President
David G. Underwood II,MD..   Vice President


  The officers and employees of Chubb Colonial who have access to the assets of
Separate Account D are covered   by a fidelity bond issued by Aetna Casualty and
Surety Company in the amount of $35,000,000.


                    STATE REGULATION OF CHUBB COLONIAL


          Chubb Colonial is governed under the laws of the state of New Jersey and is subject to regulation by the Insurance Commissioner of New Jersey. An annual statement is filed with the New Jersey Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of Chubb Colonial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of Colonial Life and Separate Account D and verifies their adequacy and a full examination of Chubb Colonial's operations is conducted by the Commissioner at least every five years.


          In addition, Chubb Colonial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


                              FEDERAL TAX MATTERS


          Tax Considerations.   The following description is a brief summary of
some of the tax rules, primarily related to federal income taxes under the Code, which, in the opinion of Chubb Colonial, are currently in effect and is not intended as tax advice. Chubb Colonial believes that, as discussed below, the Group Policies and Certificates will in general receive favorable tax treatment under the Code. Because there are issues as to which the law is still developing or may change, however, and because this information is not intended as tax advice, Chubb Colonial recommends that the Certificate Owner or prospective Certificate Owner rely only on the advice of a qualified tax adviser.

          Certificate Proceeds. The Certificate contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, the Certificate should qualify as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Certificate will generally be fully excludable from the gross income of the Certificate's Beneficiary for federal income tax purposes and, as long as the Group Policy and Certificate remain in force, income earned on the Certificate will not be subject to federal income tax unless and until there is a distribution from the Certificate. Certificate Owners should consult with their own tax advisers in this regard.


          The federal income tax treatment of a distribution from the Certificate will depend on whether a Certificate is a life insurance policy and also if it is determined to be a "modified endowment contract," as defined by the Code. Chubb Colonial will notify a Certificate Owner if the amount of premiums paid in would cause a Certificate to be a modified endowment contract and will allow a refund of the excess premium. Thus, the Certificate Owner may choose to have the Certificate treated as a modified endowment contract.

          A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same intial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your certificate will be treated as a modified endowment unless the cumulative premiums paid under your certificate, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Certificate on or before such times.

          Whenever there is a "material change" under a certificate, it will generally be treated as a new contract for purposes of determining whether the certificate is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Certificate Account Value of the policy at the time of such change. A materially changed certificate would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated certificate and certain other changes.

          If the benefits under your certificate are reduced, for example, by requesting a decrease in Face Amount or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the certificate will become a modified endowment unless the policy owner requests a refund of the excess premium. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

          If a Certificate is deemed to be a modified endowment contract, any distribution from the Certificate will be taxed in a manner comparable to distributions from annuities (i.e., on an "income-first" basis); distributions for this purpose include a loan, pledge, assignement or partial withdrawal. Any such distributions will be considered taxable income to the extent accumulation value under the Certificate exceeds investment in the Certificate.

          A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

          To the extent a Certificate becomes a modified endowment contract, any distribution, including any loan, which occurs in the Certificate year it becomes a modified endowment contract and in any year thereafter, will be taxable income to the Certificate Owner to the extent accumulation value exceeds investment. Also, any distributions within two years before a Certificate becomes a modified endowment contract will also be income taxable to the Certificate Owner, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same Certificate Owner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

          In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a Certificate which meets this definition will continue to be excluded from the beneficiary's gross income. Chubb Colonial believes that the Certificates meet this definition. However, there is uncertainty as to the meaning of "reasonable mortality charges" and resultant uncertainties as to Chubb Colonial Heritage II's qualification if a different definition is adopted by the Treasury Department. As long as a Certificate does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

          The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In particular, prior to the issuance of final regulations or other clarifications under certain sections of the Code, there may be some uncertainties about the tax treatment of the Certificate with respect to the mortality charges, substandard risks and any extension of the Maturity Date. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, Certificate Owners are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to an individual Certificate Owner's situation.

          Under normal circumstances, the Certificate is not a modified endowment contract and loans received under the Certificate will be construed as indebtedness of the Certificate Owner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the Certificate is expected to constitute income to the Certificate Owner. Certificate Owners are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

          Even if the Certificate is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Certificate years may create taxable income for the Certificate Owner. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Certificate years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums the Certificate Owner has paid that have not been previously withdrawn.


          If a Certificate Owner makes a partial withdrawal, surrender, loan or exchange of the Certificate, Chubb Colonial may be required to withhold federal income tax from the portion of the money received by the Certificate Owner that is includable in the Certificate Owner 's federal gross income. A Certificate Owner who is not a corporation may elect not to have such tax withheld; however, such election must be made before Chubb Colonial makes the payment. In addition, if a Certificate Owner fails to provide Chubb Colonial with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Chubb Colonial that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, a Certificate Owner is liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If a Certificate Owner elects not to have federal income tax withheld, or if the amount withheld is insufficient, then the Certificate Owner may be responsible for payment of estimated tax. A Certificate Owner may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient.
Chubb Colonial suggests that Certificate Owners consult with a tax adviser or attorney as to the tax implications of these matters.

          In the event that a Certificate is owned by a trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the tax consequences of ownership or receipt of proceeds under the Certificate could differ from those stated herein. However, if ownership of such a Certificate is transferred from the plan to a plan participant (upon termination of employment, for example), the Certificate will be subject to all of the federal tax rules described above. A Certificate owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

          The Certificate may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

          Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend upon the circumstances of each Certificate Owner and Beneficiary.


          Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. Chubb Colonial believes it presently is in compliance with the diversification requirements as set forth in the regulations and intends to remain in compliance with such diversification requirements. If the diversification requirements are not satisfied, the Certificate would not be treated as a life insurance contract. As a consequence to the Certificate Owner, income earned on a Certificate would be taxable to the Certificate Owner in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.


          The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Certificate Owner's control of the investments of a segregated asset account may cause the Certificate Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Certificate, relating, for example, to such elements of Certificate Owner control as premium allocation, investment selection, transfer privileges and investments in a division focusing on a particular investment sector. It has also been suggested that, in certain circumstances, control over the investment adviser might constitute prohibited Certificate Owner control. Chubb Colonial believes that Certificate Owner control will not exist under the Certificate. Because failure to comply with any such regulation or ruling presumably would cause earnings on a Certificate Owner's interest in Separate Account D to be includable in the Certificate Owner's gross income in the year earned, Chubb Colonial has reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulation or ruling. Colonial Life believes that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Certificate Owners are urged to consult with their own tax advisers.


          A Certificate Owner may elect to exchange Chubb Colonial Heritage II for two individual Chubb Colonial Heritage I Certificates provided the conditions under the Certificate Exchange Option Rider are met. This could have adverse tax consequences including, but not limited to, the recognition of taxable income in an amount up to any taxable gain in the Certificate at the time of the exchange.


          Charge for Chubb Colonial Income Taxes.   Chubb Colonial is presently
taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and Chubb Colonial will include flexible premium life insurance operations in its tax return in accordance with these rules.


          Currently no charge is made against Separate Account D for Chubb Colonial's federal income taxes, or provisions for such taxes, that may be attributable to Separate Account D. Chubb Colonial may charge each Division for its portion of any income tax charged to Chubb Colonial on the Division or its assets. See "CHARGES AND DEDUCTIONS--Premium Charges" for a description of the federal DAC tax charge deducted from premium payments. Under present laws, Chubb Colonial may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Chubb Colonial may decide to make charges for such taxes or provisions for such taxes against Separate Account D. Chubb Colonial would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against Separate Account D or its Divisions could have an adverse effect on the investment experience of such Division.

                           EMPLOYMENT BENEFIT PLANS

          Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Certificate in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


                               LEGAL PROCEEDINGS

          There are no legal proceedings to which Separate Account D is a party or to which the assets of any of the Divisions are subject. Chubb Colonial is not involved in any litigation that is of material importance in relation to its total assets or that relate to Separate Account D.


                                    EXPERTS

          The financial statements of Chubb Colonial as of December 31, 1996 and for the year then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

          Actuarial matters included in this Prospectus have been examined by Michael J. LeBoeuf, FSA, MAAA as stated in the opinion filed as an exhibit to the Registration Statement.


                             REGISTRATION STATEMENT


          A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Group Policies and Certificates offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and the amendments and exhibits to the Registration Statement to all of which reference is made for further information concerning Separate Account D, Chubb Colonial and the Group Policies and Certificates offered hereby. Statements contained in this Prospectus as to the contents of the Group Policies and Certificates and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.


                              FINANCIAL STATEMENTS


          The financial statements of Chubb Colonial which are included in the Prospectus should be considered only as bearing on the ability of Chubb Colonial Life to meet its obligations under the Certificate. They should not be considered as bearing on the investment experience of the assets held in Separate Account D.


No financial statements of Separate Account D are included in this Prospectus because, as of December 31, 1996, the end of Separate Account D's most recent fiscal year, Separate Account D had no assets or liabilities and had not yet commenced operations


In the second quarter of 1996, the Company announced a plan to exit the group health insurance business. A definitive agreement was reached May 31, 1996 with Healthsource Inc. under which Healthsource acquired the Company's 85% interest in Chubb Health, Inc. The sale was completed on December 31, 1996. During the fourth quarter of 1996, the Company's former Parent, The Chubb Corporation, announced its intention to evaluate its strategic alternatives with respect to the life insurance companies, including the possible sale or spin-off of the business. The Chubb Corporation entered into a definitive agreement dated February 23, 1997, to sell the Company to Jefferson-Pilot Corporation for $875,000,000. The sale was effective April 30, 1997.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  The Board of Directors
  Chubb Colonial Life Insurance Company (Formerly The Colonial Life Insurance Company of America)

  We have audited the accompanying balance sheet of Chubb Colonial Life Insurance Company as of December 31, 1996, and the related statements of operations, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chubb Colonial Life Insurance Company at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                      Ernst & Young LLP

  Boston, Massachusetts
  March 5, 1997

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                                 BALANCE SHEET
                               December 31, 1996
                                 (In thousands)

ASSETS
Invested assets (Note 3)
  Fixed maturities, held-to-maturity, at amortized cost     $125,753
  Fixed maturities, available-for-sale, at market            375,694
  Equity securities, at market                                 7,140
  Short term investments, at cost                              7,031
  Policy loans                                                23,993
  Mortgage loans on real estate                                4,626
                                                            --------
Total invested assets                                        544,237
Accrued investment income                                      9,286
Uncollected premiums                                           3,251
Reinsurance recoverable on life and
 health policy liabilities                                     3,825
Deferred policy acquisition costs (Note 4)                    28,753
Other assets (Note 5)                                         13,376
                                                            --------
Total assets                                                $602,728
                                                            ========

LIABILITIES
Policy liabilities
  Policy fund balances                                      $115,545
  Future policy benefits                                     216,138
  Policy and contract claims                                  50,618
  Premiums paid in advance                                     1,243
  Other policyholders' funds                                  13,256
                                                            --------
                                                             396,800
Federal income tax payable (Note 6)                              140
Deferred federal income tax (Note 6)                             745
Net liabilities of discontinued operations                     9,158
Accrued expenses and other liabilities                        18,872
                                                            --------
Total liabilities                                            425,715
                                                            --------

Commitments and contingent liabilities
 (Notes 7 and 12)

SHAREHOLDER'S EQUITY
  Common stock--$20 par value, 132,000 shares
    authorized, issued and outstanding                         2,640
  Paid-in capital                                             26,460
  Unrealized appreciation of investments,
    net (Note 3)                                               4,120
  Retained earnings                                          143,793
                                                            --------
Total shareholder's equity                                   177,013
                                                            --------
Total liabilities and shareholder's
  equity                                                    $602,728
                                                            ========

                            See accompanying notes.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1996
                                 (In thousands)

REVENUES
  Premiums and policy charges (Note 9)      $ 61,401
  Net investment income (Note 3)              40,005
  Realized investment gains (Note 3)           3,763
                                            --------
Total revenues                               105,169

BENEFITS, CLAIMS AND EXPENSES
  Policy benefits and claims                  68,097
  Change in reserves for future policy
     benefits                                 (1,368)
                                            --------
                                              66,729
EXPENSES
  Commissions and other operating expenses    21,463
  Amortization of deferred policy
   acquisition costs                           2,718
                                            --------
                                              24,181
                                            --------
Total benefits, claims and expenses           90,910
                                            --------

Income from continuing operations
 before federal income tax                    14,259

Federal income tax (Note 6)
  Current                                      3,709
  Deferred                                       755
                                            --------
                                               4,464

Income from continuing operations              9,795

Discontinued operations (Note 2):
  Income from operations, net of tax             315
  Estimated loss on disposal, net of tax     (12,628)
                                            --------
  Loss from discontinued operations          (12,313)
                                            --------
Net loss                                    $ (2,518)
                                            ========



                            See accompanying notes.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                       STATEMENT OF SHAREHOLDER'S EQUITY
                          Year Ended December 31, 1996
                                 (In thousands)


Common stock
  Balance, beginning and end of year        $  2,640
                                            --------

Paid-in capital
  Balance, beginning and end of year          26,460
                                            --------

Unrealized appreciation (depreciation)
 of investments, net
  Balance, beginning of year                   9,890
  Change, net (Note 3)                        (5,770)
                                            --------
  Balance, end of year                         4,120
                                            --------

Retained earnings
  Balance, beginning of year                 150,324
  Net loss                                    (2,518)
  Dividends paid                              (4,013)
                                            --------
  Balance, end of year                       143,793
                                            --------
Total shareholder's equity                  $177,013
                                            ========



                            See accompanying notes.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1996
                                 (In thousands)

OPERATING ACTIVITIES
Net loss                                     $ (2,518)
Adjustments to reconcile net income to
 net cash provided by operating activities:
  Decrease in future policy benefits,
    policy and contract claims and
    premiums paid in advance, net             (14,560)
  Decrease in uncollected premiums              2,407
  Increase in policy acquisition costs
    deferred, net of amortization                (663)
  Decrease in accrued investment income           108
  Realized investment gains                    (3,763)
  Accretion of investment discounts              (290)
  Provision for deferred income tax               755
  Decrease in federal income tax payable       (2,018)
  Other, net                                    7,078
                                             --------
Net cash used in operating activities         (13,464)

INVESTING ACTIVITIES
Proceeds from sales of fixed maturities        71,289
Proceeds from maturities of fixed
 maturities                                    53,381
Proceeds from sales of equity securities       18,571
Purchases of fixed maturities                (119,513)
Purchases of equity securities                (18,518)
Decrease in short term investments, net         2,052
Policy loans issued, net of repayments           (887)
Mortgage loans, net                               249
Collection of note receivable                  26,000
Other, net                                         28
                                             --------
Net cash provided by investing
 activities                                    32,652

FINANCING ACTIVITIES
Deposits credited to policyholders' funds      20,489
Withdrawals from policyholders' funds          (9,853)
Short term debt principal payment             (26,000)
Dividends paid                                 (4,013)
Increase in cash overdraft                        189
                                             --------
Net cash used in financing activities         (19,188)

Increase (decrease) in cash                         0
                                             --------
Cash, beginning and end of year (Note 1)     $      0
                                             ========

                             See accompanying notes

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). Chubb Colonial Life Insurance Company (the Company), formerly The Colonial Life Insurance Company of America, is wholly-owned by Chubb Life Insurance Company of America (Chubb Life). Chubb Life is a wholly-owned subsidiary of The Chubb Corporation (the Parent). On February 23, 1997, The Chubb Corporation entered into a definitive agreement to sell Chubb Life and its subsidiaries, including the Company, to Jefferson-Pilot Corporation. (see Note 13).

The Company is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

In the second quarter of 1996, the Company adopted a plan to exit the group insurance business. Accordingly, the group insurance business has been classified as discontinued operations in the financial statements. (see Note
2).

Affiliates of the Company include Chubb Sovereign Life Insurance Company (Sovereign) and Chubb America Service Corporation (Chubb Service).

The financial statements reflect estimates and judgments made by management which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECOGNITION OF REVENUES, BENEFITS, CLAIMS AND EXPENSES:

UNIVERSAL LIFE PRODUCTS

Universal life products include universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4% to 6 1/2%.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT PRODUCTS

Investment products include structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and administrative charges assessed against the contract holders. Interest crediting rates ranged from 3 1/2% to 6 3/4%.

TRADITIONAL LIFE INSURANCE PRODUCTS

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 3% to 9%. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

ACCIDENT AND HEALTH INSURANCE

Accident and health insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurance companies. These arrangements minimize the maximum net loss potential arising from large risks. Ceded reinsurance contracts do not relieve the Company from its obligation to policyholders. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Reinsurance recoverable on life and health policy liabilities represent estimates of the portion of such liabilities that will be recovered from reinsurers, determined in a manner consistent with the liabilities associated with the reinsured policies.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Certain costs of acquiring insurance contracts, principally commissions, underwriting costs and certain variable field office expenses are deferred. Deferred policy acquisition costs for universal life and investment contracts are amortized over the lives of the contracts in relation to the present value of estimated gross profits expected to be realized. Deferred policy acquisition costs related to universal life and investment contracts are also adjusted to reflect the effect that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the unrealized appreciation or depreciation of the investments component of shareholder's equity, net of applicable deferred income tax.

Traditional life insurance deferred policy acquisition costs are being amortized over the premium-payment period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

INVESTED ASSETS

Short term investments, which have an original maturity of one year or less, are carried at amortized cost.

Fixed maturities, which include bonds and redeemable preferred stocks, are purchased to support the investment strategies of the Company. These strategies are developed based on many factors, including rate of return, maturity, credit risk, tax considerations and regulatory requirements. Those fixed maturities which the Company has the ability and intent to hold to maturity are considered held-to-maturity and carried at amortized cost. Fixed maturities which may be sold prior to maturity to support the investment strategies of the Company are considered available-for-sale and carried at market value as of the balance sheet date.

Equity securities, which include common stocks and non-redeemable preferred stocks, are carried at market value as of the balance sheet date.

Policy loans are carried at the unpaid balances. Mortgage loans on real estate are carried at the unpaid balances, adjusted for amortization of premium or discount.

Realized gains and losses on the sale of investments are determined on the basis of the cost of the specific investments sold and are credited or charged to income. Unrealized appreciation or depreciation of investments classified as available-for-sale, net of the deferred policy acquisition costs adjustment discussed above and the applicable deferred income tax, is excluded from income and credited or charged directly to a separate component of shareholder's equity.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

Property and equipment used in operations are carried at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

FEDERAL INCOME TAXES

The Company participates in the filing of a consolidated federal income tax return with Chubb Life. Chubb Life joins in the filing of a consolidated federal income tax return with its parent. Federal income tax is allocated as if the Company and Chubb Life filed separate income tax returns.

Deferred income tax assets and liabilities are recognized for the expected future tax effects attributable to temporary differences between the financial reporting and tax bases of assets and liabilities, based on enacted tax rates and other provisions of tax law. Deferred income taxes related to unrealized appreciation or depreciation of investments classified as available-for-sale are charged or credited directly to a separate component of shareholder's equity.

FAIR VALUES OF FINANCIAL INSTRUMENTS

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Accordingly, the derived fair value estimates cannot be substantiated by comparison to independent markets and are not necessarily indicative of the amounts that could be realized in immediate settlement of the instrument. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The methods and assumptions used to estimate the fair value of certain financial instruments are as follows:

[ ] Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of fixed maturities are principally a function of current interest rates. Care should be used in evaluating the significance of these estimated market values.

[ ] Fair values of equity securities are based on quoted market prices.

[ ] The carrying value of short term investments approximates fair value due to the short maturities of these investments.

[ ] Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses and approximate carrying values.

[ ] The carrying value of short term debt approximates fair value due to the short maturities of the debt.

The carrying value and fair value of financial instruments at December 31, 1996, are as follows:

                                   CARRYING     FAIR
                                     VALUE      VALUE
                                  ---------------------
                                      (In thousands)
Assets
Fixed maturities
Held-to-maturity                    $125,753   $130,311
Available-for-sale                   375,694    375,694
  Equity securities                    7,140      7,140
  Short term investments               7,031      7,031
  Policy loans                        23,993     23,993
  Mortgage loans on real estate        4,626      4,626

CASH FLOW INFORMATION

In the statement of cash flows, short term investments are not considered to be cash equivalents. Cash overdrafts included in accrued expenses and other liabilities were $5,217,000 at December 31, 1996.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.  DISCONTINUED OPERATIONS

In the second quarter of 1996, the Company adopted a plan to exit the group insurance business. Formerly, this business was the Company's group insurance business segment.

Marketing of traditional group business was discontinued. Due to various contractual and regulatory requirements, traditional group coverages will be renewed in certain jurisdictions until an orderly transition to another carrier or termination of the coverage can occur. It is expected that the exit from this business will be completed by the end of 1998.

The identifiable assets and liabilities of the group insurance business as of December 31, 1996 included in the accompanying balance sheet, by the respective category, were as follows:

                                          (In thousands)
ASSETS
   Uncollected premium                          $ 3,030
   Reinsurance recoverable on life and
    health policy liabilities                     1,742
   Other assets                                   7,949
                                                -------
                                                $12,721
                                                =======

LIABILITIES
   Future policy benefits                       $ 4,963
   Policy and contract claims                    49,607
   Premiums paid in advance                       1,047
   Accrued expenses and other
    liabilities                                   4,466
                                                -------
                                                $60,083
                                                =======

In addition to the assets and liabilities above, sufficient invested assets were held for the payment of group insurance liabilities. It is not practicable to determine the specific invested assets associated with those liabilities.

The results of discontinued operations for the three months ended March 31, 1996 and the estimated loss on disposal were as follows:

                                          (In thousands)
Revenues                                       $ 44,070
Benefits, claims and expenses                    43,599
                                               --------
Income from operations before income tax            471
Income tax                                          156
                                               --------
Income from operations                              315
Loss on disposal, net of tax of $6,800          (12,628)
                                               --------
Loss from discontinued operations              $(12,313)
                                               ========

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.  DISCONTINUED OPERATIONS (CONTINUED)

Income before income tax for discontinued operations reflects allocations of investment income and expenses using allocation methods deemed to be reasonable. Other acceptable allocation methods could produce different results.

3.  INVESTED ASSETS

The sources of net investment income from continuing operations for the year ended December 31, 1996 were as follows:

                                          (In thousands)

Fixed maturities                                $37,144
Equity securities                                   515
Short term investments                              639
Policy loans                                      1,605
Mortgage loans                                      500
Other                                               204
                                                -------
Gross investment income                          40,607

      Investment expenses                           602
                                                -------
Net investment income                           $40,005
                                                =======

Realized investment gains and losses for the year ended December 31, 1996 were as follows:

                                             (In thousands)
Gross realized investment gains
  Fixed maturities                              $ 2,319
  Equity securities                               2,664
                                                -------
                                                $ 4,983
                                                =======
Gross realized investment losses
  Fixed maturities                              $   512
  Equity securities                                 708
                                                -------
                                                $ 1,220
                                                =======
Net realized investment gains
  Fixed maturities                              $ 1,807
  Equity securities                               1,956
                                                -------
                                                $ 3,763
                                                =======

Proceeds from sales of fixed maturities considered available-for-sale were $71,289,000 in 1996. Gross gains of $2,319,000 and gross losses of $512,000 were realized on such sales.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3.  INVESTED ASSETS (CONTINUED)

The components of net unrealized appreciation (depreciation) of investments carried at market value as of December 31, 1996 were as follows:

                                              (In thousands)
Equity securities
  Gross unrealized appreciation                   $   197
  Gross unrealized depreciation                        63
                                                  -------
                                                      134
                                                  -------
Fixed maturities
  Gross unrealized appreciation                     9,697
  Gross unrealized depreciation                     2,492
                                                  -------
                                                    7,205
                                                  -------
                                                    7,339
Deferred policy acquisition costs
 adjustment                                        (1,001)
                                                  -------
                                                    6,338
Deferred tax liability, net                         2,218
                                                  -------
                                                  $ 4,120
                                                  =======

The cost of equity securities was $7,006,000 at December 31, 1996.

The change in unrealized appreciation or depreciation of investments carried at market value for the year ended December 31, 1996 were as follows:

                                          (In thousands)
Change in unrealized appreciation of
 equity securities                              $(1,045)
Change in unrealized appreciation of
 fixed maturities                                (8,785)
Change in deferred policy acquisition
 costs adjustment                                   952
                                                -------
                                                 (8,878)
Deferred income tax                               3,108
                                                -------
                                                $(5,770)
                                                =======

The unrealized appreciation or depreciation of fixed maturities carried at amortized cost is not reflected in the financial statements. The change in net unrealized appreciation of such fixed maturities was a decrease of $4,866,000 for the year ended December 31, 1996.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3.  INVESTED ASSETS (CONTINUED)

The amortized cost and estimated market value of fixed maturities at December 31, 1996, were as follows:

                                                       GROSS         GROSS     ESTIMATED
                                        AMORTIZED    UNREALIZED    UNREALIZED   MARKET
                                          COST         GAINS         LOSSES      VALUE
                                        ---------    ----------    ----------  ---------
                                                        (In thousands)
Held-to-maturity
 Taxable
   U. S. Government and government
    agency and authority obligations     $  4,133        $   316                $  4,449
  Corporate bonds                          65,141          4,989                  70,130
  Foreign bonds                             3,000            422                   3,422
  Mortgage-backed securities               53,479             42       $1,211     52,310
                                        -------------------------------------------------
Total held-to-maturity                    125,753          5,769        1,211    130,311
                                        -------------------------------------------------
Available-for-sale
 Taxable
   U. S. Government and government
    agency and authority obligations       24,106             39          196     23,949
  Corporate bonds                         198,987          5,794        1,848    202,933
  Foreign bonds                            29,582          1,467          169     30,880
  Mortgage-backed securities              114,405          2,397          190    116,612
  Redeemable preferred stocks               1,409                          89      1,320
                                        -------------------------------------------------
Total available-for-sale                  368,489          9,697        2,492    375,694
                                        -------------------------------------------------
Total fixed maturities                   $494,242        $15,466       $3,703   $506,005
                                        =================================================

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3.  INVESTED ASSETS (CONTINUED)

The amortized cost and estimated market value of fixed maturities at December 31, 1996 by contractual maturity were as follows:

                                            HELD-TO-MATURITY     AVAILABLE-FOR-SALE
                                          -------------------------------------------
                                                     ESTIMATED             ESTIMATED
                                          AMORTIZED   MARKET    AMORTIZED   MARKET
                                            COST       VALUE      COST       VALUE
                                          -------------------------------------------
                                                        (In thousands)
Due in one year or less                    $  4,999   $  5,089   $  1,172   $  1,176
Due after one year through five years        18,091     19,372     37,944     39,571
Due after five years through ten years       34,453     37,046     98,077    101,263
Due after ten years                          14,731     16,494    116,891    117,072
                                          -------------------------------------------
Subtotal                                     72,274     78,001    254,084    259,082
Mortgage-backed securities                   53,479     52,310    114,405    116,612
                                          -------------------------------------------
                                           $125,753   $130,311   $368,489   $375,694
                                          ===========================================

Actual maturities could differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

4. DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs deferred and the related amortization charged to income were as follows:

                                          (In thousands)

Balance, beginning of year                      $27,138
Costs deferred during year                        3,381
Amortization during year                         (2,718)
Change in adjustment to reflect the effects of
  unrealized depreciation of investments            952
                                                -------
Balance, end of year                            $28,753
                                                =======

5.  PROPERTY AND EQUIPMENT

Property and equipment included in
 other assets were as follows:

                                          (In thousands)
Cost                                            $22,897
Less accumulated depreciation                    21,145
                                                -------
                                                $ 1,752
                                                =======

Depreciation expense related to property and equipment was $639,000 for 1996.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6.  FEDERAL INCOME TAXES

The federal income tax provision for the year ended December 31, 1996 has been computed using the tax rates and regulations in effect during the year. The provision for federal income tax gives effect to permanent differences between financial and taxable income. Accordingly, the effective tax rate is lower than the statutory federal corporate tax rate. The reasons for the lower effective tax rate were as follows:

                                          (In thousands)
Tax at statutory federal income tax
 rate (35%)                                      $4,991
Dividends received deduction and tax
 exempt income                                     (565)
Other                                                38
                                                 ------
Federal income tax expense                       $4,464
                                                 ======

The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities at December 31, 1996 were as follows:

                                              (In thousands)
Deferred income tax liabilities:
  Deferred policy acquisition costs               $ 7,510
  Unrealized appreciation on investments            2,569
                                                  -------
  Total deferred tax liabilities                   10,079

Deferred income tax assets:
  Future policy benefits                            7,034
  Other                                             2,300
                                                  -------
  Total deferred tax assets                         9,334
                                                  -------
Net deferred income tax liability                 $   745
                                                  =======

Prior to 1984, life insurance companies were allowed certain special deductions for federal income tax purposes which could become subject to tax at normal rates under certain circumstances, including distribution to shareholders. These special deductions were set aside in a Policyholders' Surplus Account. Under the 1984 Act, no further additions to this account are permitted. At December 31, 1996, approximately $4,664,000 of untaxed retained earnings remained. No income taxes have been provided since management does not anticipate any transaction that would cause this remaining amount to become taxable. The unrecognized deferred tax related to the Policyholders' Surplus Account is $1,632,000.

Federal income taxes paid in 1996 were $5,728,000.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7.  RELATED-PARTY TRANSACTIONS

SERVICE AGREEMENT

The Company entered into an agreement with Chubb Service, whereby Chubb Service agrees to furnish to the Company, Chubb Life and other affiliated companies, employee and administrative services and joint operations as may be mutually-agreed upon. The net reimbursements paid to Chubb Service during 1996 were $42,983,000. Amounts payable to Chubb Service, included in other liabilities, at December 31, 1996 were $8,059,000.

The Company participates in the defined benefit noncontributory pension plan of The Chubb Corporation which covers substantially all employees. Pension costs allocated to the Company for the year ended December 31, 1996 were $637,000. The costs were offset by a curtailment gain of $1,322,000 resulting from workforce reductions.

The Company, with Chubb Life and its affiliates, provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Substantially all employees may become eligible for these benefits upon retirement if they meet minimum age and years of service requirements. Postretirement benefit costs allocated to the Company for the year ended December 31, 1996 were $578,000.
The costs were offset by a curtailment gain of $648,000 resulting from workforce reductions.

Substantially all of the Company's employees are eligible to participate in the stock ownership and incentive plans of The Chubb Corporation. The aggregate costs associated with the plans were approximately $1,019,000 for the year ended December 31, 1996.

REINSURANCE

The Company assumes from Chubb Life, under a modified-coinsurance agreement, premiums and benefits related to interest-sensitive whole life and single premium whole life contracts. The net reimbursements paid to Chubb Life during 1996 were $9,699,000. At December 31, 1996, the net receivable from Chubb Life was $196,000.

NOTE RECEIVABLE

The Company has a loan agreement with an affiliate providing a $29,000,000 revolving line of credit. The interest rate was variable and was based on the Company's cost of short term funds. Interest earned on this loan in 1996 was $968,000. The outstanding balance was repaid in the fourth quarter of 1996. At December 31, 1996, the agreement remains in effect.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7.  RELATED-PARTY TRANSACTIONS (CONTINUED)

MORTGAGE GUARANTEE

The Company entered into an agreement, whereby it guaranteed a $10,000,000 first mortgage obtained by Chubb Life on December 9, 1985. The first mortgage loan is secured by a home office building, located at One Granite Place, Concord, NH. The outstanding balance of the loan at December 31, 1996 was $4,369,000.

8.  JOINT MARKETING AGREEMENT

The Company entered into an agreement with a health maintenance organization
(HMO) to jointly create, market and service managed care point-of-service products in the State of New York. Net reimbursements paid to the HMO during 1996 were $351,000. At December 31, 1996 the net receivable from the HMO was $7,679,000.

9.  REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other insurance companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. The Company's reinsurance activity is primarily with Chubb Life. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1,400,000.

Selected data regarding reinsurance amounts appearing in the financial statements for 1996 were as follows:

                                                CEDED TO    ASSUMED
                                       DIRECT     OTHER    FROM OTHER    NET
                                       AMOUNT   COMPANIES  COMPANIES    AMOUNT
                                      -----------------------------------------
                                                   (In thousands)
Premiums earned and policy charges
for the year:
Life insurance                         $20,758      $ 199     $38,824   $59,383
Accident and health insurance            2,951        933                 2,018
                                      -----------------------------------------
Total premiums and policy charges      $23,709     $1,132     $38,824   $61,401
                                      =========================================

Reinsurance recoveries of the Company which have been deducted from benefits, claims and expenses in the income statement were $771,000 in 1996.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


10.  DIVIDEND RESTRICTIONS

The Company is required to file annual statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). GAAP differs in certain respects from statutory accounting practices.

A comparison of shareholder's equity on a GAAP basis and policyholders' surplus on a statutory basis as of December 31, 1996 is as follows:

                                            (In thousands)

GAAP                                           $177,013
Statutory                                       130,703

A comparison of GAAP and statutory net income for the year ended December 31, 1996 is as follows:

                                             (In thousands)

GAAP                                           $ (2,518)
Statutory                                        13,106


The Company may pay dividends from statutory earned surplus as determined in accordance with accounting practices prescribed or permitted by regulatory authorities and the State of New Jersey. Dividend distributions exceeding the greater of 10% of policyholders' surplus or statutory net income during the preceding year are considered "extraordinary" and are subject to the prior approval of the State of New Jersey Department of Insurance. The maximum ordinary dividend distribution that may be made by the Company to Chubb Life during 1997 is approximately $13,000,000.

11.  DEBT AND CREDIT ARRANGEMENTS

The Company borrowed in the short term commercial paper market during 1996. These notes were issued by Chubb Capital Corporation, a subsidiary of The Chubb Corporation. The interest rate was variable and was based on Chubb Capital Corporation's cost of funds. Interest paid on the borrowings in 1996 was $1,206,000. The outstanding balance was repaid in the fourth quarter of 1996. At December 31, 1996, the agreement remains in effect with no outstanding borrowings.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


12.  LITIGATION

The Company is involved in pending or threatened lawsuits arising from the normal conduct of its insurance business. Several suits have been brought against the Company seeking both punitive and compensatory damages. Management is of the opinion that these suits are substantially without merit, that valid defenses exist, and that such litigation will not have a material effect on the financial statements.

13.  SUBSEQUENT EVENT RELATING TO CHANGE IN OWNERSHIP

The Chubb Corporation entered into a definitive agreement, dated February 23, 1997, to sell Chubb Life and its subsidiaries, including the Company, to Jefferson-Pilot Corporation for $875,000,000 in cash, subject to various closing adjustments and other customary conditions. The sale is subject to regulatory approvals and is expected to be completed by the end of the second quarter of 1997.

                                  APPENDIX A

                     ILLUSTRATIONS OF ACCUMULATION VALUES
                        CASH VALUES AND DEATH BENEFITS

          Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Certificate change with the investment performance of the Trust. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Certificate issued to an Insured(s) of a given age(s) and given premium would vary over time if the return on the assets held in each Portfolio of the Trust were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-8 illustrate a Colonial Heritage I Certificate issued to a male, age 35, under a standard rate non-smoker underwriting risk classification. The tables on pages A-9 through A-14 illustrate a Colonial Heritage II Certificate issued to a male, age 40, under a standard rate non-smoker underwriting risk classification and a female, age 35, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Certificate years.

          The amount of the Accumulation Value exceeds the Cash Value during the first five Certificate years due to the Surrender Charge. For Certificate years six and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

          The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Certificate over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a Monthly Deduction Adjustment which varies based on the Specified Amount of the Certificate. The current cost of insurance rates, which may be modified at any time, are based on the sex, Issue Age, Certificate year, and rating class of the Insured(s). The cost of insurance discount may be modified or terminated at any time. The Accumulation Values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the Death Benefit of a Certificate over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

          The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions of Separate Account D is lower than the gross rates of return on the assets in the Trust, as a result of expenses paid by the Trust and charges levied against the Divisions of Separate Account D.

          The certificate values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .42% of the aggregate average daily net assets of the Portfolios of the Trust plus an assumed charge of .53% of the aggregate average daily net assets to cover expenses incurred by the Trust. The .42% investment advisory fee is an average of the individual investment advisory fees of the five Portfolios. See the attached Prospectus for the Trust for a description of the assumption of expenses of the Trust in excess of specified annual rates averaging .95%. The Certificate values also take into account a daily charge to each Division of Separate Account D for assuming mortality and expense risks which is equivalent to a charge at an annual rate of
 .65% of the average net assets of the Divisions of Separate Account D. After deduction of these amounts, the illustrated gross investment rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.60%, 4.40% and 10.40%, respectively.

          The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes other than the DAC tax. However, if, in the future, any additional charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

          The tables illustrate the Certificate values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all Net Premiums are allocated to Separate Account

D, and if no Certificate loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Certificate Owner varied the amount or frequency of premium payments. The tables also assume that the Certificate Owner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no Surrender Charges imposed, and that no transfers have been made and no transfer charges imposed.


          Upon request, Chubb Colonial will provide, without charge, a comparable illustration based upon the proposed Insured's age, sex and rating class the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Certificate Owners may request illustrations based on existing cash value at the time of request. Chubb Colonial has reserved the right to charge an administrative fee of up to $25 for such illustrations.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,886      11,286  1,000,000          10,595       9,995  1,000,000
  2         25,830         24,931      24,451  1,000,000          22,230      21,750  1,000,000
  3         39,721         39,200      38,840  1,000,000          34,985      34,625  1,000,000
  4         54,308         54,863      54,623  1,000,000          48,974      48,734  1,000,000
  5         69,623         72,090      71,970  1,000,000          64,309      64,189  1,000,000
  6         85,704         91,047      91,047  1,000,000          81,131      81,131  1,000,000
  7        102,589        111,912     111,912  1,000,000          99,573      99,573  1,000,000
  8        120,319        134,878     134,848  1,000,000         119,815     119,815  1,000,000
  9        138,935        160,171     160,171  1,000,000         142,031     142,031  1,000,000
 10        158,481        188,065     188,065  1,000,000         166,452     166,452  1,000,000
 11        179,006        218,853     218,853  1,000,000         193,319     193,319  1,000,000
 12        200,556        252,813     252,813  1,000,000         222,898     222,898  1,000,000
 13        223,184        290,290     290,290  1,000,000         255,486     255,486  1,000,000
 14        246,943        331,653     331,653  1,000,000         291,420     291,420  1,000,000
 15        271,890        377,326     377,326  1,000,000         331,062     331,062  1,000,000
 16        298,084        427,795     427,795  1,000,000         374,838     374,838  1,000,000
 17        325,589        483,568     483,568  1,000,000         423,197     423,197  1,000,000
 18        354,468        545,229     545,229  1,000,000         476,656     476,656  1,000,000
 19        384,791        613,459     613,459  1,006,072(3)      535,811     535,811  1,000,000
 20        416,631        688,889     688,889  1,081,556(3)      601,337     601,337  1,000,000
 25        601,361      1,200,062   1,200,062  1,608,084(3)    1,047,628   1,047,628  1,403,821(3)
 30        837,129      2,032,952   2,032,952  2,480,201(3)    1,770,761   1,770,761  2,160,328(3)
 35      1,138,036      3,383,683   3,383,683  3,925,073(3)    2,933,181   2,933,181  3,402,491(3)
 40      1,522,077      5,582,333   5,582,333  5,973,097(3)    4,812,992   4,812,992  5,149,902(3)
 45      2,012,222      9,194,185   9,194,185  9,653,894(3)    7,892,220   7,892,220  8,286,831(3)
 50      2,637,785     14,991,743  14,991,743 15,741,330(3)   12,769,449  12,769,449 13,407,921(3)
 55      3,436,179     24,151,501  24,151,501 25,359,076(3)   20,314,120  20,314,120 21,329,826(3)
 60      4,455,155     39,077,612  39,077,612 39,468,388(3)   32,567,955  32,567,955 32,893,635(3)
 65      5,755,655     64,623,297  64,623,297 64,623,297(3)   53,870,652  53,870,652 53,870,652(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    12% (10.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):             $12,000

          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,886      11,286  1,000,000          10,595       9,995  1,000,000
  2         25,830         24,931      24,451  1,000,000          22,230      21,750  1,000,000
  3         39,721         39,200      38,840  1,000,000          34,985      34,625  1,000,000
  4         54,308         54,863      54,623  1,000,000          48,974      48,734  1,000,000
  5         69,623         72,090      71,970  1,000,000          64,309      64,189  1,000,000
  6         85,704         91,047      91,047  1,000,000          81,131      81,131  1,000,000
  7        102,589        111,912     111,912  1,000,000          99,573      99,573  1,000,000
  8        120,319        134,878     134,848  1,000,000         119,815     119,815  1,000,000
  9        138,935        160,171     160,171  1,000,000         142,031     142,031  1,000,000
 10        158,481        188,065     188,065  1,000,000         166,452     166,452  1,000,000
 11        179,006        218,853     218,853  1,000,000         193,319     193,319  1,000,000
 12        200,556        252,813     252,813  1,000,000         222,898     222,898  1,000,000
 13        223,184        290,290     290,290  1,000,000         255,486     255,486  1,000,000
 14        246,943        331,653     331,653  1,000,000         291,420     291,420  1,000,000
 15        271,890        377,310     377,310  1,041,376(3)      331,062     331,062  1,000,000
 16        298,084        427,565     427,565  1,141,598(3)      374,838     374,838  1,000,816(3)
 17        325,589        482,782     482,782  1,250,405(3)      422,959     422,959  1,095,465(3)
 18        354,468        543,417     543,417  1,363,976(3)      475,553     475,553  1,193,637(3)
 19        384,791        610,002     610,002  1,482,305(3)      533,006     533,006  1,295,206(3)
 20        416,631        683,057     683,057  1,612,014(3)      595,684     595,684  1,405,814(3)
 25        601,361      1,167,914   1,167,914  2,382,544(3)    1,003,906   1,003,906  2,047,968(3)
 30        837,129      1,924,182   1,924,182  3,425,044(3)    1,621,754   1,621,754  2,886,721(3)
 35      1,138,036      3,084,822   3,084,822  4,874,019(3)    2,535,247   2,535,247  4,005,691(3)
 40      1,522,077      4,836,767   4,836,767  6,868,209(3)    3,853,594   3,853,594  5,472,104(3)
 45      2,012,222      7,436,738   7,436,738  9,742,127(3)    5,694,652   5,694,652  7,459,995(3)
 50      2,637,785     11,242,932  11,242,932 13,716,377(3)    8,243,012   8,243,012 10,056,475(3)
 55      3,436,179     16,770,292  16,770,292 19,453,539(3)   11,716,244  11,716,244 13,590,842(3)
 60      4,455,155     24,842,026  24,842,026 27,574,649(3)   16,568,904  16,568,904 18,391,484(3)
 65      5,755,655     38,057,808  38,057,808 39,580,120(3)   23,377,751  23,377,751 24,312,861(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETRUN:      6% (4.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):             $12,000

          PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------   ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1         12,600        11,228      10,628  1,000,000         9,976       9,376 1,000,000
  2         25,830        22,876      22,396  1,000,000        20,329      19,849 1,000,000
  3         39,721        34,905      34,545  1,000,000        31,048      30,688 1,000,000
  4         54,308        47,374      47,134  1,000,000        42,142      41,902 1,000,000
  5         69,623        60,326      60,206  1,000,000        53,613      53,493 1,000,000
  6         85,704        73,783      73,783  1,000,000        65,470      65,470 1,000,000
  7        102,589        87,761      87,761  1,000,000        77,708      77,708 1,000,000
  8        120,319       102,277     102,277  1,000,000        90,349      90,349 1,000,000
  9        138,935       117,358     117,358  1,000,000       103,388     103,388 1,000,000
 10        158,481       133,016     133,016  1,000,000       116,850     116,850 1,000,000
 11        179,006       149,290     149,290  1,000,000       130,726     130,726 1,000,000
 12        200,556       166,187     166,187  1,000,000       145,024     145,024 1,000,000
 13        223,184       183,741     183,741  1,000,000       159,769     159,769 1,000,000
 14        246,943       201,963     201,963  1,000,000       174,984     174,984 1,000,000
 15        271,890       220,876     220,876  1,000,000       190,668     190,668 1,000,000
 16        298,084       240,523     240,523  1,000,000       206,840     206,840 1,000,000
 17        325,589       260,901     260,901  1,000,000       223,481     223,481 1,000,000
 18        354,468       282,022     282,022  1,000,000       240,576     240,576 1,000,000
 19        384,791       303,927     303,927  1,000,000       258,120     258,120 1,000,000
 20        416,631       326,630     326,630  1,000,000       276,090     276,090 1,000,000
 25        601,361       453,154     453,154  1,000,000       372,351     372,351 1,000,000
 30        837,129       604,525     604,525  1,000,000       479,062     479,062 1,000,000
 35      1,138,036       790,823     790,823  1,000,000       595,811     595,811 1,000,000
 40      1,522,077     1,033,445   1,033,445  1,105,786(3)    728,262     728,262 1,000,000
 45      2,012,222     1,339,393   1,339,393  1,406,362(3)    900,696     900,696 1,000,000
 50      2,637,785     1,705,848   1,705,848  1,791,140(3)  1,154,733   1,154,733 1,212,470(3)
 55      3,436,179     2,133,960   2,133,960  2,240,658(3)  1,445,649   1,445,649 1,517,931(3)
 60      4,455,155     2,668,795   2,668,795  2,695,483(3)  1,810,926   1,810,926 1,829,035(3)
 65      5,755,655     3,397,172   3,397,172  3,397,172(3)  2,325,369   2,325,369 2,325,369(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------   ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1         12,600        11,228      10,628  1,000,000         9,976       9,376 1,000,000
  2         25,830        22,876      22,396  1,000,000        20,329      19,849 1,000,000
  3         39,721        34,905      34,545  1,000,000        31,048      30,688 1,000,000
  4         54,308        47,374      47,134  1,000,000        42,142      41,902 1,000,000
  5         69,623        60,326      60,206  1,000,000        53,613      53,493 1,000,000
  6         85,704        73,783      73,783  1,000,000        65,470      65,470 1,000,000
  7        102,589        87,761      87,761  1,000,000        77,708      77,708 1,000,000
  8        120,319       102,277     102,277  1,000,000        90,349      90,349 1,000,000
  9        138,935       117,358     117,358  1,000,000       103,388     103,388 1,000,000
 10        158,481       133,016     133,016  1,000,000       116,850     116,850 1,000,000
 11        179,006       149,290     149,290  1,000,000       130,726     130,726 1,000,000
 12        200,556       166,187     166,187  1,000,000       145,024     145,024 1,000,000
 13        223,184       183,741     183,741  1,000,000       159,769     159,769 1,000,000
 14        246,943       201,963     201,963  1,000,000       174,984     174,984 1,000,000
 15        271,890       220,876     220,876  1,000,000       190,668     190,668 1,000,000
 16        298,084       240,523     240,523  1,000,000       206,840     206,840 1,000,000
 17        325,589       260,901     260,901  1,000,000       223,481     223,481 1,000,000
 18        354,468       282,022     282,022  1,000,000       240,576     240,576 1,000,000
 19        384,791       303,927     303,927  1,000,000       258,120     258,120 1,000,000
 20        416,631       326,630     326,630  1,000,000       276,090     276,090 1,000,000
 25        601,361       453,154     453,154  1,000,000       372,351     372,351 1,000,000
 30        837,129       603,535     603,535  1,074,293(3)    479,062     479,062 1,000,000
 35      1,138,036       775,420     775,420  1,225,163(3)    595,811     595,811 1,000,000
 40      1,522,077       966,192     966,192  1,371,993(3)    726,955     726,955 1,032,276(3)
 45      2,012,222     1,172,600   1,172,600  1,536,106(3)    860,826     860,826 1,127,683(3)
 50      2,637,785     1,391,676   1,391,676  1,697,845(3)    992,220     992,220 1,210,508(3)
 55      3,436,179     1,622,394   1,622,394  1,881,977(3)  1,117,595   1,117,595 1,296,411(3)
 60      4,455,155     1,871,353   1,871,353  2,077,201(3)  1,247,560   1,247,560 1,384,792(3)
 65      5,755,655     2,224,610   2,224,610  2,313,594(3)  1,384,379   1,384,379 1,439,754(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         12,600       10,571      9,971   1,000,000      9,358      8,758  1,000,000
  2         25,830       20,901     20,421   1,000,000     18,505     18,025  1,000,000
  3         39,721       30,936     30,576   1,000,000     27,416     27,056  1,000,000
  4         54,308       40,723     40,483   1,000,000     36,086     35,846  1,000,000
  5         69,623       50,286     50,166   1,000,000     44,503     44,383  1,000,000
  6         85,704       59,629     59,629   1,000,000     52,662     52,662  1,000,000
  7        102,589       68,749     68,749   1,000,000     60,543     60,543  1,000,000
  8        120,319       77,641     77,641   1,000,000     68,151     68,151  1,000,000
  9        138,935       86,310     86,310   1,000,000     75,465     75,465  1,000,000
 10        158,481       94,744     94,744   1,000,000     82,493     82,493  1,000,000
 11        179,006      102,956    102,956   1,000,000     89,206     89,206  1,000,000
 12        200,556      110,909    110,909   1,000,000     95,591     95,591  1,000,000
 13        223,184      118,599    118,599   1,000,000    101,641    101,641  1,000,000
 14        246,943      126,007    126,007   1,000,000    107,344    107,344  1,000,000
 15        271,890      133,124    133,124   1,000,000    112,673    112,673  1,000,000
 16        298,084      139,955    139,955   1,000,000    117,618    117,618  1,000,000
 17        325,589      146,464    146,464   1,000,000    122,128    122,128  1,000,000
 18        354,468      152,620    152,620   1,000,000    126,150    126,150  1,000,000
 19        384,791      158,423    158,423   1,000,000    129,642    129,642  1,000,000
 20        416,631      163,832    163,832   1,000,000    132,536    132,536  1,000,000
 25        601,361      183,783    183,783   1,000,000    136,228    136,228  1,000,000
 30        837,129      186,196    186,196   1,000,000    113,994    113,994  1,000,000
 35      1,138,036      159,528    159,528   1,000,000     44,415     44,415  1,000,000
 40      1,522,077       80,997     80,997   1,000,000          0          0          0
 45              0            0          0           0          0          0          0
 50              0            0          0           0          0          0          0
 55              0            0          0           0          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN
MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST __ THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         12,600       10,571      9,971   1,000,000      9,358      8,758  1,000,000
  2         25,830       20,901     20,421   1,000,000     18,505     18,025  1,000,000
  3         39,721       30,936     30,576   1,000,000     27,416     27,056  1,000,000
  4         54,308       40,723     40,483   1,000,000     36,086     35,846  1,000,000
  5         69,623       50,286     50,166   1,000,000     44,503     44,383  1,000,000
  6         85,704       59,629     59,629   1,000,000     52,662     52,662  1,000,000
  7        102,589       68,749     68,749   1,000,000     60,543     60,543  1,000,000
  8        120,319       77,641     77,641   1,000,000     68,151     68,151  1,000,000
  9        138,935       86,310     86,310   1,000,000     75,465     75,465  1,000,000
 10        158,481       94,744     94,744   1,000,000     82,493     82,493  1,000,000
 11        179,006      102,956    102,956   1,000,000     89,206     89,206  1,000,000
 12        200,556      110,909    110,909   1,000,000     95,591     95,591  1,000,000
 13        223,184      118,599    118,599   1,000,000    101,641    101,641  1,000,000
 14        246,943      126,007    126,007   1,000,000    107,344    107,344  1,000,000
 15        271,890      133,124    133,124   1,000,000    112,673    112,673  1,000,000
 16        298,084      139,955    139,955   1,000,000    117,618    117,618  1,000,000
 17        325,589      146,464    146,464   1,000,000    122,128    122,128  1,000,000
 18        354,468      152,620    152,620   1,000,000    126,150    126,150  1,000,000
 19        384,791      158,423    158,423   1,000,000    129,642    129,642  1,000,000
 20        416,631      163,832    163,832   1,000,000    132,536    132,536  1,000,000
 25        601,361      183,783    183,783   1,000,000    136,228    136,228  1,000,000
 30        837,129      186,196    186,196   1,000,000    113,994    113,994  1,000,000
 35      1,138,036      159,528    159,528   1,000,000     44,415     44,415  1,000,000
 40      1,522,077       80,997     80,997   1,000,000          0          0          0
 45              0            0          0           0          0          0          0
 50              0            0          0           0          0          0          0
 55              0            0          0           0          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,880      11,280  1,011,880          10,576       9,976  1,010,576
  2         25,830         24,912      24,432  1,024,912          22,168      21,688  1,022,168
  3         39,721         39,152      38,792  1,039,152          34,849      34,489  1,034,849
  4         54,308         54,768      54,528  1,054,768          48,723      48,483  1,048,723
  5         69,623         71,923      71,803  1,071,923          63,894      63,774  1,063,894
  6         85,704         90,779      90,779  1,090,779          80,484      80,484  1,080,484
  7        102,589        111,501     111,501  1,111,501          98,610      98,610  1,098,610
  8        120,319        134,273     134,273  1,134,273         118,432     118,432  1,118,432
  9        138,935        159,308     159,308  1,159,308         140,096     140,096  1,140,096
 10        158,481        186,858     186,858  1,186,858         163,798     163,798  1,163,798
 11        179,006        217,202     217,202  1,217,202         189,741     189,741  1,189,741
 12        200,556        250,581     250,581  1,250,581         218,139     218,139  1,218,139
 13        223,184        287,306     287,306  1,287,306         249,231     249,231  1,249,231
 14        246,943        327,699     327,699  1,327,699         283,280     283,280  1,283,280
 15        271,890        372,125     372,125  1,372,125         320,557     320,557  1,320,557
 16        298,084        421,011     421,011  1,421,011         361,381     361,381  1,361,381
 17        325,589        474,766     474,766  1,474,766         406,054     406,054  1,406,054
 18        354,468        533,849     533,849  1,533,849         454,910     454,910  1,454,910
 19        384,791        598,815     598,815  1,598,815         508,325     508,325  1,508,325
 20        416,631        670,221     670,221  1,670,221         566,689     566,689  1,566,689
 25        601,361      1,148,245   1,148,245  2,148,245         950,191     950,191  1,950,191
 30        837,129      1,911,224   1,911,224  2,911,224       1,545,436   1,545,436  2,545,436
 35      1,138,036      3,126,295   3,126,295  4,126,295       2,462,859   2,462,859  3,462,859
 40      1,522,077      5,059,400   5,059,400  6,059,400       3,870,559   3,870,559  4,870,559
 45      2,012,222      8,136,917   8,136,917  9,136,917       6,017,191   6,017,191  7,017,191
 50      2,637,785     13,042,062  13,042,062 14,042,062       9,307,098   9,307,098 10,307,098
 55      3,436,179     20,888,665  20,888,665 21,933,098(3)   14,359,916  14,359,916 15,359,916
 60      4,455,155     33,510,513  33,510,513 34,510,513      22,256,727  22,256,727 23,256,727
 65      5,755,655     54,068,415  54,068,415 55,068,415      33,665,063  33,665,063 34,665,063

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONAIL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

         PREMIUMS           ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
END     ACCUMULATED   -----------------------------------    ----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
YEAR     PER YEAR       VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
----  --------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,880      11,280  1,011,880          10,576       9,976  1,010,576
  2         25,830         24,912      24,432  1,024,912          22,168      21,688  1,022,168
  3         39,721         39,152      38,792  1,039,152          34,849      34,489  1,034,849
  4         54,308         54,768      54,528  1,054,768          48,723      48,483  1,048,723
  5         69,623         71,923      71,803  1,071,923          63,894      63,774  1,063,894
  6         85,704         90,779      90,779  1,090,779          80,484      80,484  1,080,484
  7        102,589        111,501     111,501  1,111,501          98,610      98,610  1,098,610
  8        120,319        134,273     134,273  1,134,273         118,432     118,432  1,118,432
  9        138,935        159,308     159,308  1,159,308         140,096     140,096  1,140,096
 10        158,481        186,858     186,858  1,186,858         163,798     163,798  1,163,798
 11        179,006        217,202     217,202  1,217,202         189,741     189,741  1,189,741
 12        200,556        250,581     250,581  1,250,581         218,139     218,139  1,218,139
 13        223,184        287,306     287,306  1,287,306         249,231     249,231  1,249,231
 14        246,943        327,699     327,699  1,327,699         283,280     283,280  1,283,280
 15        271,890        372,125     372,125  1,372,125         320,557     320,557  1,320,557
 16        298,084        421,011     421,011  1,421,011         361,381     361,381  1,361,381
 17        325,589        474,766     474,766  1,474,766         406,054     406,054  1,406,054
 18        354,468        533,849     533,849  1,533,849         454,910     454,910  1,454,910
 19        384,791        598,815     598,815  1,598,815         508,325     508,325  1,508,325
 20        416,631        670,221     670,221  1,670,221         566,689     566,689  1,566,689
 25        601,361      1,146,578   1,146,578  2,339,020(3)      950,191     950,191  1,950,191
 30        837,129      1,890,363   1,890,363  3,364,847(3)    1,538,356   1,538,356  2,738,273(3)
 35      1,138,036      3,031,876   3,031,876  4,790,364(3)    2,408,523   2,408,523  3,805,466(3)
 40      1,522,077      4,754,982   4,754,982  6,752,075(3)    3,664,477   3,664,477  5,203,557(3)
 45      2,012,222      7,312,192   7,312,192  9,578,972(3)    5,418,579   5,418,579  7,098,338(3)
 50      2,637,785     11,055,822  11,055,822 13,488,103(3)    7,846,713   7,846,713  9,572,990(3)
 55      3,436,179     16,492,359  16,492,359 19,131,136(3)   11,156,222  11,156,222 12,941,217(3)
 60      4,455,155     24,431,476  24,431,476 27,118,939(3)   15,780,170  15,780,170 17,515,988(3)
 65      5,755,655     37,430,034  37,430,034 38,927,236(3)   22,115,986  22,115,986 23,115,986

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONAIL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        12,600       11,223     10,623   1,011,223      9,958      9,358  1,009,958
  2        25,830       22,859     22,379   1,022,859     20,273     19,793  1,020,273
  3        39,721       34,863     34,503   1,034,863     30,929     30,569  1,030,929
  4        54,308       47,294     57,054   1,047,294     41,932     41,692  1,041,932
  5        69,623       60,190     60,070   1,060,190     53,276     53,156  1,053,276
  6        85,704       73,572     73,572   1,073,572     64,967     64,967  1,064,967
  7       102,589       87,451     87,451   1,087,451     76,988     76,988  1,076,988
  8       120,319      101,839    101,839   1,101,839     89,355     89,355  1,089,355
  9       138,935      116,758    116,758   1,116,758    102,051    102,051  1,102,051
 10       158,481      132,211    132,211   1,132,211    115,093    115,093  1,115,093
 11       179,006      148,232    148,232   1,148,232    128,453    128,453  1,128,453
 12       200,556      164,814    164,814   1,164,814    142,126    142,126  1,142,126
 13       223,184      181,977    181,977   1,181,977    156,115    156,115  1,156,115
 14       246,943      199,719    199,719   1,199,719    170,425    170,425  1,170,425
 15       271,890      218,044    218,044   1,218,044    185,029    185,029  1,185,029
 16       298,084      236,979    236,979   1,236,979    199,922    199,922  1,199,922
 17       325,589      256,491    256,491   1,256,491    215,044    215,044  1,215,044
 18       354,468      276,556    276,556   1,276,556    230,336    230,336  1,230,336
 19       384,791      297,188    297,188   1,297,188    245,743    245,743  1,245,743
 20       416,631      318,351    318,351   1,318,351    261,179    261,179  1,261,179
 25       601,361      431,110    431,110   1,431,110    336,198    336,198  1,336,198
 30       837,129      548,655    548,655   1,548,655    396,456    396,456  1,396,456
 35     1,138,036      655,770    655,770   1,655,770    414,041    414,041  1,414,041
 40     1,522,077      724,166    724,166   1,724,166    340,766    340,766  1,340,766
 45     2,012,222      705,886    705,886   1,705,886     90,318     90,318  1,090,318
 50     2,637,785      519,665    519,665   1,519,665          0          0          0
 55     3,436,179       44,135     44,135   1,044,135          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONAIL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        12,600       11,223     10,623  1,011,223      9,958      9,358  1,009,958
  2        25,830       22,859     22,379  1,022,859     20,273     19,793  1,020,273
  3        39,721       34,863     34,503  1,034,863     30,929     30,569  1,030,929
  4        54,308       47,294     47,054  1,047,294     41,932     41,692  1,041,932
  5        69,623       60,190     60,070  1,060,190     53,276     53,156  1,053,276
  6        85,704       73,572     73,572  1,073,572     64,967     64,967  1,064,967
  7       102,589       87,451     87,451  1,087,451     76,988     76,988  1,076,988
  8       120,319      101,839    101,839  1,101,839     89,355     89,355  1,089,355
  9       138,935      116,758    116,758  1,116,758    102,051    102,051  1,102,051
 10       158,481      132,211    132,211  1,132,211    115,093    115,093  1,115,093
 11       179,006      148,232    148,232  1,148,232    128,453    128,453  1,128,453
 12       200,556      164,814    164,814  1,164,814    142,126    142,126  1,142,126
 13       223,184      181,977    181,977  1,181,977    156,115    156,115  1,156,115
 14       246,943      199,719    199,719  1,199,719    170,425    170,425  1,170,425
 15       271,890      218,044    218,044  1,218,044    185,029    185,029  1,185,029
 16       298,084      236,979    236,979  1,236,979    199,922    199,922  1,199,922
 17       325,589      256,491    256,491  1,256,491    215,044    215,044  1,215,044
 18       354,468      276,556    276,556  1,276,556    230,336    230,336  1,230,336
 19       384,791      297,188    297,188  1,297,188    245,743    245,743  1,245,743
 20       416,631      318,351    318,351  1,318,351    261,179    261,179  1,261,179
 25       601,361      431,110    431,110  1,431,110    336,198    336,198  1,336,198
 30       837,129      548,655    548,655  1,548,655    396,456    396,456  1,396,456
 35     1,138,036      655,770    655,770  1,655,770    414,041    414,041  1,414,041
 40     1,522,077      724,166    724,166  1,724,166    340,766    340,766  1,340,766
 45     2,012,222      705,886    705,886  1,705,886     90,318     90,318  1,090,318
 50     2,637,785      519,665    519,665  1,519,665          0          0          0
 55     3,436,179       44,135     44,135  1,044,135          0          0          0
 60             0            0          0          0          0          0          0
 65             0            0          0          0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     0% (-1.60% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):             $12,000

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        12,600       10,566      9,966   1,010,566      9,341      8,741  1,009,341
  2        25,830       20,885     20,405   1,020,885     18,454     17,974  1,018,454
  3        39,721       30,899     30,539   1,030,899     27,312     26,952  1,027,312
  4        54,308       40,655     40,415   1,040,655     35,910     35,670  1,035,910
  5        69,623       50,176     50,056   1,050,176     44,232     44,112  1,044,232
  6        85,704       59,465     59,465   1,059,465     52,273     52,273  1,052,273
  7       102,589       68,517     68,517   1,068,517     60,008     60,008  1,060,008
  8       120,319       77,326     77,326   1,077,326     67,441     67,441  1,067,441
  9       138,935       85,894     85,894   1,085,894     74,548     74,548  1,074,548
 10       158,481       94,207     94,207   1,094,207     81,333     81,333  1,081,333
 11       179,006      102,279    102,279   1,102,279     87,764     87,764  1,087,764
 12       200,556      110,063    110,063   1,110,063     93,824     93,824  1,093,824
 13       223,184      117,555    117,555   1,117,555     99,502     99,502  1,099,502
 14       246,943      124,729    124,729   1,124,729    104,782    104,782  1,104,782
 15       271,890      131,572    131,572   1,131,572    109,632    109,632  1,109,632
 16       298,084      138,088    138,088   1,138,088    114,039    114,039  1,114,039
 17       325,589      144,226    144,226   1,144,226    117,942    117,942  1,117,942
 18       354,468      149,950    149,950   1,149,950    121,278    121,278  1,121,278
 19       384,791      155,254    155,254   1,155,254    123,998    123,998  1,123,998
 20       416,631      160,087    160,087   1,160,087    126,022    126,022  1,126,022
 25       601,361      175,634    175,634   1,175,634    123,687    123,687  1,123,687
 30       837,129      169,737    169,737   1,169,737     92,440     92,440  1,092,440
 35     1,138,036      129,633    129,633   1,129,633     13,565     13,565  1,013,565
 40     1,522,077       35,673     35,673   1,035,673          0          0          0
 45             0            0          0           0          0          0          0
 50             0            0          0           0          0          0          0
 55             0            0          0           0          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

   CHUBB COLONIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     0% (-1.60% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):             $12,000

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        12,600       10,566      9,966   1,010,566      9,341      8,741  1,009,341
  2        25,830       20,885     20,405   1,020,885     18,454     17,974  1,018,454
  3        39,721       30,899     30,539   1,030,899     27,312     26,952  1,027,312
  4        54,308       40,655     40,415   1,040,655     35,910     35,670  1,035,910
  5        69,623       50,176     50,056   1,050,176     44,232     44,112  1,044,232
  6        85,704       59,465     59,465   1,059,465     52,273     52,273  1,052,273
  7       102,589       68,517     68,517   1,068,517     60,008     60,008  1,060,008
  8       120,319       77,326     77,326   1,077,326     67,441     67,441  1,067,441
  9       138,935       85,894     85,894   1,085,894     74,548     74,548  1,074,548
 10       158,481       94,207     94,207   1,094,207     81,333     81,333  1,081,333
 11       179,006      102,279    102,279   1,102,279     87,764     87,764  1,087,764
 12       200,556      110,063    110,063   1,110,063     93,824     93,824  1,093,824
 13       223,184      117,555    117,555   1,117,555     99,502     99,502  1,099,502
 14       246,943      124,729    124,729   1,124,729    104,782    104,782  1,104,782
 15       271,890      131,572    131,572   1,131,572    109,632    109,632  1,109,632
 16       298,084      138,088    138,088   1,138,088    114,039    114,039  1,114,039
 17       325,589      144,226    144,226   1,144,226    117,942    117,942  1,117,942
 18       354,468      149,950    149,950   1,149,950    121,278    121,278  1,121,278
 19       384,791      155,254    155,254   1,155,254    123,998    123,998  1,123,998
 20       416,631      160,087    160,087   1,160,087    126,022    126,022  1,126,022
 25       601,361      175,634    175,634   1,175,634    123,687    123,687  1,123,687
 30       837,129      169,737    169,737   1,169,737     92,440     92,440  1,092,440
 35     1,138,036      129,633    129,633   1,129,633     13,565     13,565  1,013,565
 40     1,522,077       35,673     35,673   1,035,673          0          0          0
 45             0            0          0           0          0          0          0
 50             0            0          0           0          0          0          0
 55             0            0          0           0          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN
MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

              CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    12% (10.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):             $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -----------------------------------    ----------------------------------
 OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
YEAR     PER YEAR       VALUE      VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1        16,800         16,469      15,669  2,000,000          16,465      15,665  2,000,000
  2        34,400         34,643      34,003  2,000,000          34,626      33,986  2,000,000
  3        52,962         54,700      54,220  2,000,000          54,657      54,177  2,000,000
  4        72,410         76,834      76,514  2,000,000          76,749      76,429  2,000,000
  5        92,831        101,258     101,098  2,000,000         101,112     100,952  2,000,000
  6       114,272        128,209     128,209  2,000,000         127,978     127,978  2,000,000
  7       136,786        157,946     157,946  2,000,000         157,600     157,600  2,000,000
  8       160,425        190,760     190,760  2,000,000         190,261     190,261  2,000,000
  9       185,246        227,018     227,018  2,000,000         226,321     226,321  2,000,000
 10       211,309        267,079     267,079  2,000,000         266,133     266,133  2,000,000
 11       238,674        311,344     311,344  2,000,000         310,087     310,087  2,000,000
 12       267,408        360,252     360,252  2,000,000         358,610     358,610  2,000,000
 13       297,578        414,288     414,288  2,000,000         412,176     412,176  2,000,000
 14       329,257        473,991     473,991  2,000,000         471,307     471,307  2,000,000
 15       362,520        539,953     539,953  2,000,000         536,582     536,582  2,000,000
 16       397,446        612,832     612,832  2,000,000         608,640     608,640  2,000,000
 17       434,118        693,355     693,355  2,000,000         688,189     688,189  2,000,000
 18       472,624        782,328     782,328  2,000,000         776,019     776,019  2,000,000
 19       513,055        880,642     880,642  2,000,000         873,004     873,004  2,000,000
 20       555,508        989,288     989,288  2,000,000         980,120     980,120  2,000,000
 25       801,815      1,730,426   1,730,426  2,318,771(3)    1,710,410   1,710,410  2,291,949(3)
 30     1,116,173      2,950,957   2,950,957  3,600,167(3)    2,909,217   2,909,217  3,549,245(3)
 35     1,517,381      4,953,791   4,953,791  5,746,398(3)    4,862,276   4,862,276  5,640,240(3)
 40     2,029,436      8,237,310   8,237,310  8,813,922(3)    8,041,506   8,041,506  8,604,411(3)
 45     2,682,963     13,627,980  13,627,980 14,309,379(3)   13,239,104  13,239,104 13,901,059(3)
 50     3,517,046     22,340,730  22,340,730 23,457,766(3)   21,521,053  21,521,053 22,597,105(3)
 55     4,581,572     36,208,307  36,208,307 38,018,722(3)   34,396,691  34,396,691 36,116,525(3)
 60     5,940,206     58,830,352  58,830,352 59,418,655(3)   55,184,137  55,184,137 55,735,979(3)
 65     7,674,207     97,276,069  97,276,069 97,276,069(3)   91,253,256  91,253,256 91,253,256(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN
MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVORFLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:   12% (10.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -----------------------------------    ----------------------------------
 OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1        16,800         16,469      15,669  2,000,000          16,465      15,665  2,000,000
  2        34,400         34,643      34,003  2,000,000          34,626      33,986  2,000,000
  3        52,962         54,700      54,220  2,000,000          54,657      54,177  2,000,000
  4        72,410         76,834      76,514  2,000,000          76,749      76,429  2,000,000
  5        92,831        101,258     101,098  2,000,000         101,112     100,952  2,000,000
  6       114,272        128,209     128,209  2,000,000         127,978     127,978  2,000,000
  7       136,786        157,946     157,946  2,000,000         157,600     157,600  2,000,000
  8       160,425        190,760     190,760  2,000,000         190,261     190,261  2,000,000
  9       185,246        227,018     227,018  2,000,000         226,321     226,321  2,000,000
 10       211,309        267,079     267,079  2,000,000         266,133     266,133  2,000,000
 11       238,674        311,344     311,344  2,000,000         310,087     310,087  2,000,000
 12       267,408        360,252     360,252  2,000,000         358,610     358,610  2,000,000
 13       297,578        414,288     414,288  2,000,000         412,176     412,176  2,000,000
 14       329,257        473,991     473,991  2,000,000         471,307     471,307  2,000,000
 15       362,520        539,953     539,953  2,000,000         536,582     536,582  2,000,000
 16       397,446        612,828     612,828  2,089,745(3)      608,634     608,634  2,075,441(3)
 17       434,118        693,304     693,304  2,274,038(3)      688,086     688,086  2,256,922(3)
 18       472,624        782,147     782,147  2,471,585(3)      775,635     775,635  2,451,007(3)
 19       513,055        880,204     880,204  2,684,622(3)      872,056     872,056  2,659,769(3)
 20       555,508        988,412     988,412  2,896,048(3)      978,209     978,209  2,866,153(3)
 25       801,815      1,721,034   1,721,034  4,199,323(3)    1,689,859   1,689,859  4,123,255(3)
 30     1,116,173      2,908,061   2,908,061  5,961,524(3)    2,817,166   2,817,166  5,775,190(3)
 35     1,517,381      4,805,031   4,805,031  8,408,804(3)    4,552,858   4,552,858  7,967,502(3)
 40     2,029,436      7,780,471   7,780,471 11,826,316(3)    7,137,450   7,137,450 10,848,924(3)
 45     2,682,963     12,316,737  12,316,737 16,750,763(3)   10,813,142  10,813,142 14,705,873(3)
 50     3,517,046     19,017,552  19,017,552 23,771,940(3)   15,863,525  15,863,525 19,829,407(3)
 55     4,581,572     28,828,828  28,828,828 33,729,729(3)   22,713,082  22,713,082 26,574,306(3)
 60     5,940,206     43,544,889  43,544,889 48,334,827(3)   32,126,761  32,126,761 35,660,705(3)
 65     7,674,207     67,577,307  67,577,307 70,280,399(3)   45,168,488  45,168,488 46,975,228(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

 CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ----------------------------------   ---------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1        16,800        15,574      14,774  2,000,000        15,570      14,770 2,000,000
  2        34,400        31,826      31,186  2,000,000        31,809      31,169 2,000,000
  3        52,962        48,785      48,305  2,000,000        48,745      48,265 2,000,000
  4        72,410        66,482      66,162  2,000,000        66,404      66,084 2,000,000
  5        92,831        84,947      84,787  2,000,000        84,814      84,654 2,000,000
  6       114,272       104,210     104,210  2,000,000       104,002     104,002 2,000,000
  7       136,786       124,305     124,305  2,000,000       123,998     123,998 2,000,000
  8       160,425       145,266     145,266  2,000,000       144,830     144,830 2,000,000
  9       185,246       167,127     167,127  2,000,000       166,528     166,528 2,000,000
 10       211,309       189,941     189,941  2,000,000       189,137     189,137 2,000,000
 11       238,674       213,765     213,765  2,000,000       212,709     212,709 2,000,000
 12       267,408       238,639     238,639  2,000,000       237,276     237,276 2,000,000
 13       297,578       264,606     264,606  2,000,000       262,869     262,869 2,000,000
 14       329,257       291,709     291,709  2,000,000       289,519     289,519 2,000,000
 15       362,520       319,991     319,991  2,000,000       317,258     317,258 2,000,000
 16       397,446       349,496     349,496  2,000,000       346,111     346,111 2,000,000
 17       434,118       380,269     380,269  2,000,000       376,107     376,107 2,000,000
 18       472,624       412,357     412,357  2,000,000       407,272     407,272 2,000,000
 19       513,055       445,805     445,805  2,000,000       439,627     439,627 2,000,000
 20       555,508       480,660     480,660  2,000,000       473,194     473,194 2,000,000
 25       801,815       677,743     677,743  2,000,000       659,827     659,827 2,000,000
 30     1,116,173       917,270     917,270  2,000,000       878,241     878,241 2,000,000
 35     1,517,381     1,205,336   1,205,336  2,000,000     1,125,477   1,125,477 2,000,000
 40     2,029,436     1,553,246   1,553,246  2,000,000     1,401,799   1,401,799 2,000,000
 45     2,682,963     1,994,847   1,994,847  2,094,590(3)  1,727,469   1,727,469 2,000,000
 50     3,517,046     2,545,818   2,545,818  2,673,109(3)  2,180,716   2,180,716 2,289,752(3)
 55     4,581,572     3,195,155   3,195,155  3,354,913(3)  2,710,811   2,710,811 2,846,351(3)
 60     5,940,206     4,003,263   4,003,263  4,043,296(3)  3,366,353   3,366,353 3,400,017(3)
 65     7,674,207     5,085,578   5,085,578  5,085,578(3)  4,289,836   4,289,836 4,289,836(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

              CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------   ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1         16,800        15,574      14,774  2,000,000        15,570      14,770 2,000,000
  2         34,400        31,826      31,186  2,000,000        31,809      31,169 2,000,000
  3         52,962        48,785      48,305  2,000,000        48,745      48,265 2,000,000
  4         72,410        66,482      66,162  2,000,000        66,404      66,084 2,000,000
  5         92,831        84,947      84,787  2,000,000        84,814      84,654 2,000,000
  6        114,272       104,210     104,210  2,000,000       104,002     104,002 2,000,000
  7        136,786       124,305     124,305  2,000,000       123,998     123,998 2,000,000
  8        160,425       145,266     145,266  2,000,000       144,830     144,830 2,000,000
  9        185,246       167,127     167,127  2,000,000       166,528     166,528 2,000,000
 10        211,309       189,941     189,941  2,000,000       189,137     189,137 2,000,000
 11        238,674       213,765     213,765  2,000,000       212,709     212,709 2,000,000
 12        267,408       238,639     238,639  2,000,000       237,276     237,276 2,000,000
 13        297,578       264,606     264,606  2,000,000       262,869     262,869 2,000,000
 14        329,257       291,709     291,709  2,000,000       289,519     289,519 2,000,000
 15        362,520       319,991     319,991  2,000,000       317,258     317,258 2,000,000
 16        397,446       349,496     349,496  2,000,000       346,111     346,111 2,000,000
 17        434,118       380,269     380,269  2,000,000       376,107     376,107 2,000,000
 18        472,624       412,357     412,357  2,000,000       407,272     407,272 2,000,000
 19        513,055       445,805     445,805  2,000,000       439,627     439,627 2,000,000
 20        555,508       480,660     480,660  2,000,000       473,194     473,194 2,000,000
 25        801,815       677,743     677,743  2,000,000       659,827     659,827 2,000,000
 30      1,116,173       917,270     917,270  2,000,000       878,241     878,241 2,000,000
 35      1,517,381     1,204,740   1,204,740  2,108,295(3)  1,125,477   1,125,477 2,000,000
 40      2,029,436     1,539,143   1,539,143  2,339,497(3)  1,396,323   1,396,323 2,122,411(3)
 45      2,682,963     1,909,714   1,909,714  2,597,211(3)  1,665,151   1,665,151 2,264,605(3)
 50      3,517,046     2,299,279   2,299,279  2,874,098(3)  1,914,593   1,914,593 2,393,241(3)
 55      4,581,572     2,707,126   2,707,126  3,167,337(3)  2,141,762   2,141,762 2,505,862(3)
 60      5,940,206     3,165,545   3,165,545  3,513,755(3)  2,361,150   2,361,150 2,620,876(3)
 65      7,674,207     3,791,568   3,791,568  3,943,231(3)  2,581,702   2,581,702 2,684,970(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

              CHUBB COLOLNIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     0% (-1.60% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):             $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         16,800       14,678     13,878   2,000,000     14,675     13,875  2,000,000
  2         34,400       29,116     28,476   2,000,000     29,100     28,460  2,000,000
  3         52,962       43,314     42,834   2,000,000     43,276     42,796  2,000,000
  4         72,410       57,277     56,957   2,000,000     57,204     56,884  2,000,000
  5         92,831       71,006     70,846   2,000,000     70,885     70,725  2,000,000
  6        114,272       84,501     84,501   2,000,000     84,315     84,315  2,000,000
  7        136,786       97,765     97,765   2,000,000     97,493     97,493  2,000,000
  8        160,425      110,798    110,798   2,000,000    110,417    110,417  2,000,000
  9        185,246      123,601    123,601   2,000,000    123,084    123,084  2,000,000
 10        211,309      136,173    136,173   2,000,000    135,488    135,488  2,000,000
 11        238,674      148,515    148,515   2,000,000    147,625    147,625  2,000,000
 12        267,408      160,623    160,623   2,000,000    159,486    159,486  2,000,000
 13        297,578      172,501    172,501   2,000,000    171,064    171,064  2,000,000
 14        329,257      184,157    184,157   2,000,000    182,358    182,358  2,000,000
 15        362,520      195,584    195,584   2,000,000    193,352    193,352  2,000,000
 16        397,446      206,774    206,774   2,000,000    204,023    204,023  2,000,000
 17        434,118      217,715    217,715   2,000,000    214,345    214,345  2,000,000
 18        472,624      228,399    228,399   2,000,000    224,292    224,292  2,000,000
 19        513,055      238,809    238,809   2,000,000    233,824    233,824  2,000,000
 20        555,508      248,927    248,927   2,000,000    242,903    242,903  2,000,000
 25        801,815      294,312    294,312   2,000,000    279,587    279,587  2,000,000
 30      1,116,173      327,034    327,034   2,000,000    293,094    293,094  2,000,000
 35      1,517,381      335,245    335,245   2,000,000    257,334    257,334  2,000,000
 40      2,029,436      292,343    292,343   2,000,000    115,553    115,553  2,000,000
 45      2,682,963      130,054    130,054   2,000,000          0          0          0
 50              0            0          0           0          0          0          0
 55              0            0          0           0          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

 CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     0% (-1.60% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):             $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        16,800       14,678     13,878   2,000,000     14,675     13,875  2,000,000
  2        34,400       29,116     28,476   2,000,000     29,100     28,460  2,000,000
  3        52,962       43,314     42,834   2,000,000     43,276     42,796  2,000,000
  4        72,410       57,277     56,957   2,000,000     57,204     56,884  2,000,000
  5        92,831       71,006     70,846   2,000,000     70,885     70,725  2,000,000
  6       114,272       84,501     84,501   2,000,000     84,315     84,315  2,000,000
  7       136,786       97,765     97,765   2,000,000     97,493     97,493  2,000,000
  8       160,425      110,798    110,798   2,000,000    110,417    110,417  2,000,000
  9       185,246      123,601    123,601   2,000,000    123,084    123,084  2,000,000
 10       211,309      136,173    136,173   2,000,000    135,488    135,488  2,000,000
 11       238,674      148,515    148,515   2,000,000    147,625    147,625  2,000,000
 12       267,408      160,623    160,623   2,000,000    159,486    159,486  2,000,000
 13       297,578      172,501    172,501   2,000,000    171,064    171,064  2,000,000
 14       329,257      184,157    184,157   2,000,000    182,358    182,358  2,000,000
 15       362,520      195,584    195,584   2,000,000    193,352    193,352  2,000,000
 16       397,446      206,774    206,774   2,000,000    204,023    204,023  2,000,000
 17       434,118      217,715    217,715   2,000,000    214,345    214,345  2,000,000
 18       472,624      228,399    228,399   2,000,000    224,292    224,292  2,000,000
 19       513,055      238,809    238,809   2,000,000    233,824    233,824  2,000,000
 20       555,508      248,927    248,927   2,000,000    242,903    242,903  2,000,000
 25       801,815      294,312    294,312   2,000,000    279,587    279,587  2,000,000
 30     1,116,173      327,034    327,034   2,000,000    293,094    293,094  2,000,000
 35     1,517,381      335,245    335,245   2,000,000    257,334    257,334  2,000,000
 40     2,029,436      292,343    292,343   2,000,000    115,553    115,553  2,000,000
 45     2,682,963      130,054    130,054   2,000,000          0          0          0
 50             0            0          0           0          0          0          0
 55             0            0          0           0          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

              CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:   12% (10.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS            ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ----------------------------------- ----------------------------------
 OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH    ACCUMULATION    CASH      DEATH
YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)   VALUE(2)    VALUE(2)  BENEFIT(2)
----  -------------- ------------ ---------- ----------- ------------ ---------- ----------
  1        16,800         16,469      15,669  2,016,469       16,465      15,665  2,016,465
  2        34,400         34,643      34,003  2,034,643       34,625      33,985  2,034,625
  3        52,962         54,700      54,220  2,054,700       54,655      54,175  2,054,655
  4        72,410         76,832      76,512  2,076,832       76,745      76,425  2,076,745
  5        92,831        101,254     101,094  2,101,254      101,103     100,943  2,101,103
  6       114,272        128,201     128,201  2,128,201      127,960     127,960  2,127,960
  7       136,786        157,933     157,933  2,157,933      157,567     157,567  2,157,567
  8       160,425        190,736     190,736  2,190,736      190,204     190,204  2,190,204
  9       185,246        226,978     226,978  2,226,978      226,229     226,229  2,226,229
 10       211,309        267,017     267,017  2,267,017      265,987     265,987  2,265,987
 11       238,674        311,248     311,248  2,311,248      309,861     309,861  2,309,861
 12       267,408        360,106     360,106  2,360,106      358,270     358,270  2,358,270
 13       297,578        414,072     414,072  2,414,072      411,674     411,674  2,411,674
 14       329,257        473,676     473,676  2,473,676      470,576     470,576  2,470,576
 15       362,520        539,500     539,500  2,539,500      535,531     535,531  2,535,531
 16       397,446        612,186     612,186  2,612,186      607,145     607,145  2,607,145
 17       434,118        692,442     692,442  2,692,442      686,084     686,084  2,686,084
 18       472,624        781,049     781,049  2,781,049      773,077     773,077  2,773,077
 19       513,055        878,862     878,862  2,878,862      868,921     868,921  2,868,921
 20       555,508        986,827     986,827  2,986,827      974,491     974,491  2,974,491
 25       801,815      1,719,233   1,719,233  3,719,233    1,685,170   1,685,170  3,685,170
 30     1,116,173      2,914,160   2,914,160  4,914,160    2,827,322   2,827,322  4,827,322
 35     1,517,381      4,852,961   4,852,961  6,852,961    4,641,162   4,641,162  6,641,162
 40     2,029,436      7,978,376   7,978,376  9,978,376    7,487,794   7,487,794  9,487,794
 45     2,682,963     12,972,531  12,972,531 14,972,531   11,889,102  11,889,102 13,889,102
 50     3,517,046     20,892,352  20,892,352 22,892,352   18,643,560  18,643,560 20,643,560
 55     4,581,572     33,474,364  33,474,364 35,474,364   29,013,332  29,013,332 31,013,332
 60     5,940,206     53,668,533  53,668,533 55,668,533   45,022,236  45,022,236 47,022,236
 65     7,674,207     86,427,333  86,427,333 88,427,333   68,017,463  68,017,463 70,017,463

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

              CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:   12% (10.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -----------------------------------    ----------------------------------
 OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1        16,800         16,469      15,669  2,016,469          16,465      15,665  2,016,465
  2        34,400         34,643      34,003  2,034,643          34,625      33,985  2,034,625
  3        52,962         54,700      54,220  2,054,700          54,655      54,175  2,054,655
  4        72,410         76,832      76,512  2,076,832          76,745      76,425  2,076,745
  5        92,831        101,254     101,094  2,101,254         101,103     100,943  2,101,103
  6       114,272        128,201     128,201  2,128,201         127,960     127,960  2,127,960
  7       136,786        157,933     157,933  2,157,933         157,567     157,567  2,157,567
  8       160,425        190,736     190,736  2,190,736         190,204     190,204  2,190,204
  9       185,246        226,978     226,978  2,226,978         226,229     226,229  2,226,229
 10       211,309        267,017     267,017  2,267,017         265,987     265,987  2,265,987
 11       238,674        311,248     311,248  2,311,248         309,861     309,861  2,309,861
 12       267,408        360,106     360,106  2,360,106         358,270     358,270  2,358,270
 13       297,578        414,072     414,072  2,414,072         411,674     411,674  2,411,674
 14       329,257        473,676     473,676  2,473,676         470,576     470,576  2,470,576
 15       362,520        539,500     539,500  2,539,500         535,531     535,531  2,535,531
 16       397,446        612,186     612,186  2,612,186         607,145     607,145  2,607,145
 17       434,118        692,442     692,442  2,692,442         686,084     686,084  2,686,084
 18       472,624        781,049     781,049  2,781,049         773,077     773,077  2,773,077
 19       513,055        878,862     878,862  2,878,862         868,921     868,921  2,868,921
 20       555,508        986,827     986,827  2,986,827         974,491     974,491  2,974,491
 25       801,815      1,718,338   1,718,338  4,192,746(3)    1,683,516   1,683,516  4,107,778(3)
 30     1,116,173      2,903,661   2,903,661  5,952,506(3)    2,806,961   2,806,961  5,754,270(3)
 35     1,517,381      4,797,912   4,797,912  8,396,346(3)    4,536,719   4,536,719  7,939,258(3)
 40     2,029,436      7,769,088   7,769,088 11,809,014(3)    7,112,488   7,112,488 10,810,981(3)
 45     2,682,963     12,298,859  12,298,859 16,726,449(3)   10,775,654  10,775,654 14,654,889(3)
 50     3,517,046     18,990,086  18,990,086 23,737,608(3)   15,808,847  15,808,847 19,761,059(3)
 55     4,581,572     28,787,330  28,787,330 33,681,176(3)   22,635,110  22,635,110 26,483,078(3)
 60     5,940,206     43,482,343  43,482,343 48,265,401(3)   32,016,783  32,016,783 35,538,629(3)
 65     7,674,207     67,480,381  67,480,381 70,179,596(3)   44,735,584  44,735,584 46,735,584

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

              CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS           ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ---------------------------------- ---------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH    ACCUMULATION   CASH      DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)   VALUE(2)   VALUE(2)  BENEFIT(2)
----  -------------- ------------ --------- ----------- ------------ --------- ----------
  1        16,800        15,574      14,774  2,015,574      15,570      14,770 2,015,570
  2        34,400        31,826      31,186  2,031,826      31,809      31,169 2,031,809
  3        52,962        48,785      48,305  2,048,785      48,743      48,263 2,048,743
  4        72,410        66,481      66,161  2,066,481      66,400      66,080 2,066,400
  5        92,831        84,943      84,783  2,084,943      84,806      84,646 2,084,806
  6       114,272       104,204     104,204  2,104,204     103,988     103,988 2,103,988
  7       136,786       124,294     124,294  2,124,294     123,973     123,973 2,123,973
  8       160,425       145,248     145,248  2,145,248     144,789     144,789 2,144,789
  9       185,246       167,099     167,099  2,167,099     166,463     166,463 2,166,463
 10       211,309       189,898     189,898  2,189,898     189,037     189,037 2,189,037
 11       238,674       213,701     213,701  2,213,701     212,561     212,561 2,212,561
 12       267,408       238,547     238,547  2,238,547     237,061     237,061 2,237,061
 13       297,578       264,475     264,475  2,264,475     262,564     262,564 2,262,564
 14       329,257       291,525     291,525  2,291,525     289,092     289,092 2,289,092
 15       362,520       319,736     319,736  2,319,736     316,667     316,667 2,316,667
 16       397,446       349,147     349,147  2,349,147     345,304     345,304 2,345,304
 17       434,118       379,795     379,795  2,379,795     375,015     375,015 2,375,015
 18       472,624       411,719     411,719  2,411,719     405,808     405,808 2,405,808
 19       513,055       444,953     444,953  2,444,953     437,678     437,678 2,437,678
 20       555,508       479,529     479,529  2,479,529     470,618     470,618 2,470,618
 25       801,815       673,476     673,476  2,673,476     650,334     650,334 2,650,334
 30     1,116,173       902,708     902,708  2,902,708     846,950     846,950 2,846,950
 35     1,517,381     1,158,266   1,158,266  3,158,266   1,028,513   1,028,513 3,028,513
 40     2,029,436     1,409,274   1,409,274  3,409,274   1,123,184   1,123,184 3,123,184
 45     2,682,963     1,572,562   1,572,562  3,572,562     973,827     973,827 2,973,827
 50     3,517,046     1,479,164   1,479,164  3,479,164     322,779     322,779 2,322,779
 55     4,581,572       900,701     900,701  2,900,701           0           0         0
 60             0             0           0          0           0           0         0
 65             0             0           0          0           0           0         0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               CHUBB COLONIAL LIFE INSURANCE COMPANY OF AMERICA

              CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS           ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ---------------------------------- ---------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH    ACCUMULATION   CASH      DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)   VALUE(2)   VALUE(2)  BENEFIT(2)
----  -------------- ------------ --------- ----------- ------------ --------- ----------
  1        16,800        15,574      14,774  2,015,574      15,570      14,770 2,015,570
  2        34,400        31,826      31,186  2,031,826      31,809      31,169 2,031,809
  3        52,962        48,785      48,305  2,048,785      48,743      48,263 2,048,743
  4        72,410        66,481      66,161  2,066,481      66,400      66,080 2,066,400
  5        92,831        84,943      84,783  2,084,943      84,806      84,646 2,084,806
  6       114,272       104,204     104,204  2,104,204     103,988     103,988 2,103,988
  7       136,786       124,294     124,294  2,124,294     123,973     123,973 2,123,973
  8       160,425       145,248     145,248  2,145,248     144,789     144,789 2,144,789
  9       185,246       167,099     167,099  2,167,099     166,463     166,463 2,166,463
 10       211,309       189,898     189,898  2,189,898     189,037     189,037 2,189,037
 11       238,674       213,701     213,701  2,213,701     212,561     212,561 2,212,561
 12       267,408       238,547     238,547  2,238,547     237,061     237,061 2,237,061
 13       297,578       264,475     264,475  2,264,475     262,564     262,564 2,262,564
 14       329,257       291,525     291,525  2,291,525     289,092     289,092 2,289,092
 15       362,520       319,736     319,736  2,319,736     316,667     316,667 2,316,667
 16       397,446       349,147     349,147  2,349,147     345,304     345,304 2,345,304
 17       434,118       379,795     379,795  2,379,795     375,015     375,015 2,375,015
 18       472,624       411,719     411,719  2,411,719     405,808     405,808 2,405,808
 19       513,055       444,953     444,953  2,444,953     437,678     437,678 2,437,678
 20       555,508       479,529     479,529  2,479,529     470,618     470,618 2,470,618
 25       801,815       673,476     673,476  2,673,476     650,334     650,334 2,650,334
 30     1,116,173       902,708     902,708  2,902,708     846,950     846,950 2,846,950
 35     1,517,381     1,158,266   1,158,266  3,158,266   1,028,513   1,028,513 3,028,513
 40     2,029,436     1,409,274   1,409,274  3,409,274   1,123,184   1,123,184 3,123,184
 45     2,682,963     1,572,562   1,572,562  3,572,562     973,827     973,827 2,973,827
 50     3,517,046     1,479,164   1,479,164  3,479,164     322,779     322,779 2,322,779
 55     4,581,572       900,701     900,701  2,900,701           0           0         0
 60             0             0           0          0           0           0         0
 65             0             0           0          0           0           0         0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     CHUBB COLONIAL LIFE INSURANCE COMPANY

              CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        16,800       14,678     13,878   2,014,678     14,675     13,875  2,014,675
  2        34,400       29,116     28,476   2,029,116     29,099     28,459  2,029,099
  3        52,962       43,314     42,834   2,043,314     43,275     42,795  2,043,275
  4        72,410       57,276     56,956   2,057,276     57,201     56,881  2,057,201
  5        92,831       71,003     70,843   2,071,003     70,878     70,718  2,070,878
  6       114,272       84,497     84,497   2,084,497     84,304     84,304  2,084,304
  7       136,786       97,757     97,757   2,097,757     97,474     97,474  2,097,474
  8       160,425      110,785    110,785   2,110,785    110,387    110,387  2,110,387
  9       185,246      123,581    123,581   2,123,581    123,037    123,037  2,123,037
 10       211,309      136,144    136,144   2,136,144    135,420    135,420  2,135,420
 11       238,674      148,473    148,473   2,148,473    147,528    147,528  2,147,528
 12       267,408      160,565    160,565   2,160,565    159,350    159,350  2,159,350
 13       297,578      172,421    172,421   2,172,421    170,877    170,877  2,170,877
 14       329,257      184,049    184,049   2,184,049    182,106    182,106  2,182,106
 15       362,520      195,438    195,438   2,195,438    193,016    193,016  2,193,016
 16       397,446      206,581    206,581   2,206,581    203,580    203,580  2,203,580
 17       434,118      217,463    217,463   2,217,463    213,767    213,767  2,213,767
 18       472,624      228,072    228,072   2,228,072    223,544    223,544  2,223,544
 19       513,055      238,387    238,387   2,238,387    232,864    232,864  2,232,864
 20       555,508      248,387    248,387   2,248,387    241,680    241,680  2,241,680
 25       801,815      292,614    292,614   2,292,614    275,861    275,861  2,275,861
 30     1,116,173      322,244    322,244   2,322,244    283,159    283,159  2,283,159
 35     1,517,381      322,748    322,748   2,322,748    233,824    233,824  2,233,824
 40     2,029,436      263,350    263,350   2,263,350     72,335     72,335  2,072,335
 45     2,682,963       76,406     76,406   2,076,406          0          0          0
 50             0            0          0           0          0          0          0
 55             0            0          0           0          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONAIL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB COLONIAL LIFE INSURANCE COMPANY

              CHUBB COLONIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS        ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH   ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) VALUE(2)  BENEFITS(2)  VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- --------- ------------ -------- ----------
  1        16,800       14,678     13,878  2,014,678    14,675     13,875  2,014,675
  2        34,400       29,116     28,476  2,029,116    29,099     28,459  2,029,099
  3        52,962       43,314     42,834  2,043,314    43,275     42,795  2,043,275
  4        72,410       57,276     56,956  2,057,276    57,201     56,881  2,057,201
  5        92,831       71,003     70,843  2,071,003    70,878     70,718  2,070,878
  6       114,272       84,497     84,497  2,084,497    84,304     84,304  2,084,304
  7       136,786       97,757     97,757  2,097,757    97,474     97,474  2,097,474
  8       160,425      110,785    110,785  2,110,785   110,387    110,387  2,110,387
  9       185,246      123,581    123,581  2,123,581   123,037    123,037  2,123,037
 10       211,309      136,144    136,144  2,136,144   135,420    135,420  2,135,420
 11       238,674      148,473    148,473  2,148,473   147,528    147,528  2,147,528
 12       267,408      160,565    160,565  2,160,565   159,350    159,350  2,159,350
 13       297,578      172,421    172,421  2,172,421   170,877    170,877  2,170,877
 14       329,257      184,049    184,049  2,184,049   182,106    182,106  2,182,106
 15       362,520      195,438    195,438  2,195,438   193,016    193,016  2,193,016
 16       397,446      206,581    206,581  2,206,581   203,580    203,580  2,203,580
 17       434,118      217,463    217,463  2,217,463   213,767    213,767  2,213,767
 18       472,624      228,072    228,072  2,228,072   223,544    223,544  2,223,544
 19       513,055      238,387    238,387  2,238,387   232,864    232,864  2,232,864
 20       555,508      248,387    248,387  2,248,387   241,680    241,680  2,241,680
 25       801,815      292,614    292,614  2,292,614   275,861    275,861  2,275,861
 30     1,116,173      322,244    322,244  2,322,244   283,159    283,159  2,283,159
 35     1,517,381      322,748    322,748  2,322,748   233,824    233,824  2,233,824
 40     2,029,436      263,350    263,350  2,263,350    72,335     72,335  2,072,335
 45     2,682,963       76,406     76,406  2,076,406         0          0          0
 50             0            0          0          0         0          0          0
 55             0            0          0          0         0          0          0
 60             0            0          0          0         0          0          0
 65             0            0          0          0         0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR JPM SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE
AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB COLONIAL LIFE, SEPARATE ACCOUNT D, OR JPM SERIES TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    PART II

                          UNDERTAKINGS TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Rule 484(b)(1) of the Securities Act of 1933, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the option of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Chubb Colonial Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following pages and documents:

     The facing sheet

     The prospectus consisting of _______ pages

     The undertaking to file reports

     The undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 regarding indemnification

     The signatures

     Written consents of the following persons:

     (a) Michael J. LeBoeuf, FSA, MAAA, contained in Exhibit 6 below. (Incorporates by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Colonial Separate Account D, filed on February 27, 1996, File No. 33-88632.)

     (b) Ernst & Young LLP

   The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified Copy of Resolution of Board of Directors of The Colonial Life Insurance Company of America establishing the Colonial Separate Account D.

     (b) Not Applicable

     (c) (i) Form of Distribution Agreement among The Colonial Life Insurance Company of America, Colonial Separate Account D, and Chubb Securities Corporation.

        (ii) Specimen Variable Contracts Selling Agreement between Chubb Securities Corporation and Selling Broker-Dealers.

        (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.

        (iv) Specimen Registered Representative's Agreement of Chubb Securities Corporation.

        (v) Schedule of Commissions.

     (d) Not Applicable

     (e) (i) Specimen flexible premium variable life insurance policy.

        (ii) Specimen joint and last survivor flexible premium variable life insurance policy.

        (iii) Forms of Riders

     (f) (i) Amended and Restated Charter, with all amendments, of The Colonial Life Insurance Company of America./3/

        (ii) By-Laws of The Colonial Life Insurance Company of America./3/

     (g) Not Applicable


    (h) (i) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Treasury Money Market Portfolio./1/

        (ii) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Bond Portfolio./1/

        (iii) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory.

      11. Form of Trust Agreement between The Colonial Life Insurance Company of America and financial institution acting as trustee and Policyholder of the Group Policies. /5/

      12. (a) Memorandum regarding reliance on Order of the Commission.
          (b) Memorandum regarding reliance on Order of the Commission to deduct the DAC tax charge. /5/

      13.  EDGAR Financial Data Schedule. Not applicable.

      14.  Powers of Attorney /5/

-------------
/1/ Incorporated by reference to Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A, of Chubb Series Trust filed on July 22, 1994, File No. 33-72834.

/2/ Incorporated by reference to the Registration Statement on Form N-1A of Chubb Series Trust, filed on December 10, 1993, File No. 33-72834.

/3/ Incorporated by reference to the Registration Statement on Form S-6 of Colonial Separate Account B, filed April 8, 1994, File No. 33-77496.

/4/ Incorporated by reference to the Registration Statement on Form S-6 of Chubb Separate Account C, filed April 11, 1995, File No. 33-72830.

/5/ Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Colonial Separate Account D, filed on February 27, 1996, File No. 33-88632.

Corporation with respect to the Resolute Equity Portfolio/2//

          (iv) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Small Company Portfolio/2/.

          (v) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute International Equity Portfolio/2/.

          (vi) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Treasury Money Market Portfolio/2/.

          (vii) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Bond Portfolio/2/.

          (viii) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Equity Portfolio/2/.

          (ix) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Small Company Portfolio/2/.

          (x) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute International Equity Portfolio/2/.

          (xi) Custodial Services Agreement between Chubb Series Trust, and Morgan Guaranty Trust Company of New York/3/.

     (i) Not applicable

     (j) Application/4/

     2. Specimen Policy (Same as 1(e)).

     3. Opinion of counsel as to securities being registered/4/.

     4. Not applicable.

     5. Not applicable.

     6. Actuarial opinions and consents of Michael J. LeBoeuf, FSA, MAAA/4/.

     7. Consent of Ernst & Young LLP, independent auditors.

     8. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act (to be filed by Amendment.)

     9. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F)/ 4/.

     10. Form of Reinsurance Agreement/4/.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Colonial Separate Account C, certifies that is meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 3 to the Registration Statement and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire, on the 1st day of May, 1997.


(Seal)
                                         Colonial Separate Account
                                         (Registrant)
                                         Chubb Colonial Life Insurance Company
                                         (Depositor)



                                         By: /s/ Frederick H. Condon
                                            ---------------------------------
                                             Frederick H. Condon


                                         Title: Senior Vice President,
                                                General Counsel and Secretary
                                               ------------------------------

Attest:


 /s/ Charles C. Cornelio
 ----------------------------------------
 Charles C. Cornelio, Assistant Secretary

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Chubb Colonial Life Insurance Company has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 1st day of May, 1997.


                                        CHUBB LIFE INSURANCE COMPANY OF AMERICA


                                  By: /s/ Frederick H. Condon
                                     -----------------------------------------
                                          Frederick H. Condon

                                  Title: Senior Vice President, General Counsel
                                          and Secretary
                                         --------------------------------------


ATTEST:

/s/ Charles C. Cornelio
----------------------------------------
Charles C. Cornelio, Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     Signatures                         Title
     ----------                         -----




------------------------------------    Director, Senior Vice President
     Ronald R. Angarella



------------------------------------    Director, Senior Vice President,
     Frederick H. Condon                          General Counsel and Secretary



------------------------------------    Director, Executive Vice President,
     Charles C. Cornelio                          Chief Administrative Officer
                                                  and Assistant Secretary


------------------------------------    Director, Chairman
     Dean R. O'Hare



------------------------------------    Director, President and Chief Executive
     Theresa M. Stone                             Officer



------------------------------------    Director, Executive Vice President and
     Richard V. Werner                            Chief Financial Officer

                                 EXHIBIT INDEX


                                                               Sequentially
                                                                 Numbered
                                                                   Pages
                                                                   -----

Exhibit 7                Consent of Ernst & Young LLP